UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-0560

John Hancock Investment Trust
(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer
200 Berkeley Street

Boston, Massachusetts 02116
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2019

This report on Form N-CSR relates solely to the Registrant’s John Hancock Balanced Fund, John Hancock Disciplined Value International Fund, John Hancock Infrastructure Fund (formerly John Hancock Enduring Assets Fund), John Hancock Fundamental Large Cap Core Fund, and John Hancock Small Cap Core Fund series (each, a “Fund” and collectively, the “Funds”).

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Balanced Fund

Annual report 10/31/19

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A, Class B and Class C shares) or 888-972-8696 (Class I, Class R1, Class R2, Class R3, Class R4, Class R5 and R6 shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

It was a volatile time for both the stock and bond markets worldwide during the 12 months ended October 31, 2019, although many segments of these markets delivered attractive absolute returns for the period. Uncertainty surrounding trade with China, the impeachment inquiry against President Trump, and the broader health of the global economy led to some dramatic swings in performance. Investors, who had generally shunned riskier assets in the final months of 2018, regained their risk appetites in the first half of 2019. Despite setbacks in May and August, several key equity markets closed the period on record highs. Against this backdrop, the U.S. Federal Reserve pivoted from raising short-term interest rates to an easing stance, cutting rates three times in the latter half of the period. The trend in longer-term bond yields was decidedly downward, leading to several periods where the U.S. Treasury yield curve was inverted.

While the economic fundamentals in the United States appear fairly solid, with a strong labor market and a confident consumer base, there are sure to be patches of market turbulence as the year goes on, particularly if the likelihood of a recession is perceived to increase. As always, your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Balanced Fund

2	Your fund at a glance
5	Manager's discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
39	Financial statements
43	Financial highlights
53	Notes to financial statements
63	Report of independent registered public accounting firm
64	Tax information
65	Continuation of investment advisory and subadvisory agreements
72	Trustees and Officers
76	More information

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks current income, long-term growth of capital and income, and preservation of capital.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/19 (%)

Class A shares (without sales charge)
Blended Index
Morningstar allocation – 50% to 70% equity fund category average
13.64
11.63
10.11
10.35
9.21
7.74
7.91
6.32
5.23
9.84
8.43
7.52
1 year
3 year
5 year
10 year

The Blended Index is 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The fund underperformed

The fund lagged a 60%/40% blend, respectively, of the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index, due primarily to unfavorable sector positioning in the equity portfolio.

The fixed-income portfolio added value

An out-of-benchmark allocation to high-yield corporate bonds, as well as an overweighting in investment-grade corporate bonds, contributed to results.

The fund was shifted to an equity underweight

As equity valuations continued to rise, we brought down the fund's equity allocation from a modest overweight to a slight underweight, finishing the period at approximately 58% of net assets.

PORTFOLIO COMPOSITION AS OF 10/31/19 (%)

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       3

SECTOR COMPOSITION AS OF 10/31/19 (%)

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       4

Manager's discussion of fund performance

How did the fund perform during the 12 months ended October 31, 2019?

The fund trailed the return of its benchmark, a 60%/40% blend, respectively, of the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index. We have three ways in which we can add value relative to the blended index. First, we consider asset allocation, meaning the fund's mix of equity and fixed-income securities. On average for the period, the fund was overweight in equities. This positioning helped relative performance, given that stocks significantly outperformed bonds during this span. Another way we seek to add value comes from the fund's fixed-income positioning. This, too, was beneficial, given that the fund's bond investments outperformed the benchmark. Finally, we look to add value using the fund's equity portfolio. This was the primary negative for relative performance, as the equity portfolio lagged the equity index.

In examining the equity portfolio, what most influenced results?

Unfavorable sector allocation was the main negative, especially a small overweighting in the lagging energy sector and more limited exposure to the outperforming information technology category. We chose to underweight this latter group due to relatively few stocks meeting our valuation criteria.

The largest individual detractor was telecommunication services provider CenturyLink, Inc., whose business focus on rural markets has led to declining revenue over time; we sold the fund's stake in June. Several energy exploration stocks, including Devon Energy Corp. and ConocoPhillips, were also notable detractors in an environment of sluggish oil prices.

The top contributor was Broadcom, Inc., a semiconductor manufacturing company. Broadcom's valuation recovered as the market appeared to become more

TOP 5 EQUITY HOLDINGS AS OF 10/31/19 (%)		TOP 5 BOND ISSUERS AS OF 10/31/19 (%)
Alphabet, Inc., Class A	3.2	U.S. Treasury	7.8
Microsoft Corp.	3.2	Federal National Mortgage Association	5.3
Amazon.com, Inc.	2.8	Federal Home Loan Mortgage Corp.	5.1
JPMorgan Chase & Co.	2.6	Ford Motor Company	0.6
Apple, Inc.	2.4	Government National Mortgage Association	0.4
TOTAL	14.2	TOTAL	19.2
As a percentage of net assets.		As a percentage of net assets.
Cash and cash equivalents are not included.		Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       5

comfortable with a recent acquisition. In healthcare, conglomerate Danaher Corp. and medical technology firm Stryker Corp. also contributed.

How did the fund's fixed-income portfolio perform?

Bost sector allocation and security selection contributed. As credit spreads tightened, an out-of-benchmark allocation to high yield and an overweighting in investment-grade corporate bonds added value. Overweighting the BBB credit tier within the investment-grade corporate bond market was the largest driver. The fund's slightly shorter relative duration (a measure of interest-rate sensitivity) detracted from results as interest rates sharply fell during the period.

What changes did you make to the fund's asset allocation?

For the first time in several years, the fund finished the period slightly underweight in equities relative to its 60% target allocation. As of period end, the fund's equity allocation was approximately 58%, down from about 62% a year earlier. This shift throughout the second half of the reporting period reflected our assessment that the stock market, after hovering near all-time highs, was close to fairly valued.

Can you tell us about an upcoming manager change?

Effective June 1, 2020, Lisa A. Welch will retire. Susan A. Curry will be added as a portfolio manager for the fund, effective December 31, 2019.

MANAGED BY

Michael J. Scanlon, Jr., CFA On the fund since 2015 Investing since 2000
Jeffrey N. Given, CFA On the fund since 2006 Investing since 1993
Lisa A. Welch On the fund since 2016 Investing since 1986

The views expressed in this report are exclusively those of Michael J. Scanlon, Jr., CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  OCTOBER 31, 2019

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 10-31-19	as of 10-31-19
Class A	6.61	5.34	7.93	29.73	114.42	1.19	1.19
Class B	5.88	5.25	7.83	29.17	112.45	0.57	0.56
Class C	9.81	5.57	7.67	31.14	109.36	0.57	0.56
Class I2	11.98	6.64	8.80	37.92	132.46	1.55	1.54
Class R1[2]	11.24	5.95	8.08	33.48	117.49	0.92	0.91
Class R2[2,3]	11.48	6.21	8.41	35.14	124.21	1.15	1.15
Class R3[2]	11.34	6.06	8.19	34.20	119.65	1.01	1.01
Class R4[2]	11.79	6.49	8.59	36.91	127.89	1.40	1.30
Class R5[2]	11.98	6.69	8.83	38.21	133.07	1.61	1.60
Class R6[2,3]	12.07	6.75	8.81	38.66	132.56	1.66	1.65
Index 1†	14.33	10.78	13.70	66.81	260.96	—	—
Index 2†	11.51	3.24	3.73	17.27	44.21	—	—
Index 3†	13.64	7.91	9.84	46.32	155.67	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 5.0% to 4.5%, effective 8-1-19.The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until February 29, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Gross (%)	1.07	1.77	1.77	0.78	1.43	1.18	1.33	1.03	0.73	0.68
Net (%)	1.06	1.76	1.76	0.77	1.42	1.17	1.32	0.92	0.72	0.67

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the S&P 500 Index; Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index; Index 3 is 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Balanced Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in a blended index and two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)	Index 3 ($)
Class B4	10-31-09	21,245	21,245	36,096	14,421	25,567
Class C4	10-31-09	20,936	20,936	36,096	14,421	25,567
Class I2	10-31-09	23,246	23,246	36,096	14,421	25,567
Class R1[2]	10-31-09	21,749	21,749	36,096	14,421	25,567
Class R2[2,3]	10-31-09	22,421	22,421	36,096	14,421	25,567
Class R3[2]	10-31-09	21,965	21,965	36,096	14,421	25,567
Class R4[2]	10-31-09	22,789	22,789	36,096	14,421	25,567
Class R5[2]	10-31-09	23,307	23,307	36,096	14,421	25,567
Class R6[2,3]	10-31-09	23,256	23,256	36,096	14,421	25,567

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

The Blended Index is 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectus.
3	Class R2 shares were first offered on 3/1/12; Class R6 shares were first offered 9/1/11. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       8

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2019, with the same investment held until October 31, 2019.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2019, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2019, with the same investment held until October 31, 2019. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2019	Ending value on 10-31-2019	Expenses paid during period ended 10-31-2019[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,031.40	$5.48	1.07%
	Hypothetical example	1,000.00	1,019.80	5.45	1.07%
Class B	Actual expenses/actual returns	1,000.00	1,027.40	9.04	1.77%
	Hypothetical example	1,000.00	1,016.30	9.00	1.77%
Class C	Actual expenses/actual returns	1,000.00	1,027.40	9.04	1.77%
	Hypothetical example	1,000.00	1,016.30	9.00	1.77%
Class I	Actual expenses/actual returns	1,000.00	1,033.00	3.95	0.77%
	Hypothetical example	1,000.00	1,021.30	3.92	0.77%
Class R1	Actual expenses/actual returns	1,000.00	1,029.50	7.16	1.40%
	Hypothetical example	1,000.00	1,018.10	7.12	1.40%
Class R2	Actual expenses/actual returns	1,000.00	1,030.40	5.99	1.17%
	Hypothetical example	1,000.00	1,019.30	5.95	1.17%
Class R3	Actual expenses/actual returns	1,000.00	1,029.60	6.75	1.32%
	Hypothetical example	1,000.00	1,018.60	6.72	1.32%
Class R4	Actual expenses/actual returns	1,000.00	1,032.00	4.71	0.92%
	Hypothetical example	1,000.00	1,020.60	4.69	0.92%
Class R5	Actual expenses/actual returns	1,000.00	1,033.10	3.69	0.72%
	Hypothetical example	1,000.00	1,021.60	3.67	0.72%
Class R6	Actual expenses/actual returns	1,000.00	1,033.40	3.43	0.67%
	Hypothetical example	1,000.00	1,021.80	3.41	0.67%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
10	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

Fund’s investments
AS OF 10-31-19
	Shares	Value
Common stocks 57.9%		$1,243,671,622
(Cost $806,045,664)
Communication services 8.7%		187,188,060
Diversified telecommunication services 1.9%
Verizon Communications, Inc.	672,405	40,660,330
Interactive media and services 4.6%
Alphabet, Inc., Class A (A)	54,455	68,547,919
Alphabet, Inc., Class C (A)	2,071	2,609,688
Facebook, Inc., Class A (A)	146,370	28,051,811
Media 2.2%
Comcast Corp., Class A	1,055,741	47,318,312
Consumer discretionary 6.3%		135,928,528
Internet and direct marketing retail 2.8%
Amazon.com, Inc. (A)	34,163	60,696,036
Leisure products 0.4%
Hasbro, Inc.	95,636	9,306,339
Multiline retail 1.2%
Dollar General Corp.	158,185	25,363,383
Specialty retail 1.1%
Lowe's Companies, Inc.	211,981	23,659,199
Textiles, apparel and luxury goods 0.8%
Carter's, Inc.	168,631	16,903,571
Consumer staples 4.3%		92,626,474
Beverages 0.7%
Anheuser-Busch InBev SA	173,939	14,039,902
Food and staples retailing 1.9%
Walmart, Inc.	352,614	41,347,518
Household products 1.3%
The Procter & Gamble Company	223,875	27,874,676
Tobacco 0.4%
Philip Morris International, Inc.	114,985	9,364,378
Energy 3.1%		65,914,830
Energy equipment and services 0.2%
Schlumberger, Ltd.	140,894	4,605,825
Oil, gas and consumable fuels 2.9%
ConocoPhillips	320,833	17,709,982
Devon Energy Corp.	416,823	8,453,170
Royal Dutch Shell PLC, A Shares	344,269	9,979,698
Suncor Energy, Inc.	300,476	8,921,132
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	11

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Valero Energy Corp.	167,509	$16,245,023
Financials 9.1%		195,193,448
Banks 4.3%
Citizens Financial Group, Inc.	641,360	22,550,218
JPMorgan Chase & Co.	447,033	55,843,362
KeyCorp	370,178	6,652,099
SVB Financial Group (A)	33,089	7,328,552
Capital markets 1.4%
BlackRock, Inc.	30,450	14,058,765
The Goldman Sachs Group, Inc.	74,494	15,895,530
Consumer finance 1.0%
Discover Financial Services	264,647	21,240,568
Diversified financial services 2.1%
Berkshire Hathaway, Inc., Class B (A)	213,388	45,362,021
Insurance 0.3%
Lincoln National Corp.	110,877	6,262,333
Health care 9.9%		211,479,209
Biotechnology 1.2%
Alexion Pharmaceuticals, Inc. (A)	122,805	12,943,647
Incyte Corp. (A)	107,367	9,010,239
Sage Therapeutics, Inc. (A)	36,930	5,009,555
Health care equipment and supplies 2.8%
Abbott Laboratories	180,786	15,115,517
Danaher Corp.	167,413	23,072,860
Stryker Corp.	97,086	20,996,789
Health care providers and services 1.7%
HCA Healthcare, Inc.	76,207	10,176,683
UnitedHealth Group, Inc.	101,355	25,612,409
Life sciences tools and services 0.7%
Thermo Fisher Scientific, Inc.	48,030	14,504,099
Pharmaceuticals 3.5%
AstraZeneca PLC	208,423	20,324,831
Eli Lilly & Company	244,517	27,862,712
Merck & Company, Inc.	309,830	26,849,868
Industrials 3.9%		83,259,243
Aerospace and defense 1.2%
The Boeing Company	77,740	26,424,603
Airlines 0.6%
Southwest Airlines Company	237,095	13,308,142
12	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Industrials (continued)
Industrial conglomerates 1.5%
General Electric Company	959,353	$9,574,343
Honeywell International, Inc.	129,919	22,440,909
Machinery 0.6%
Xylem, Inc.	150,101	11,511,246
Information technology 10.4%		224,346,404
Communications equipment 1.5%
Cisco Systems, Inc.	689,537	32,759,903
Electronic equipment, instruments and components 0.5%
TE Connectivity, Ltd.	114,946	10,287,667
IT services 0.9%
PayPal Holdings, Inc. (A)	178,561	18,588,200
Semiconductors and semiconductor equipment 1.4%
Broadcom, Inc.	107,367	31,442,426
Software 3.7%
Microsoft Corp.	474,497	68,028,635
SAP SE, ADR	83,053	11,011,167
Technology hardware, storage and peripherals 2.4%
Apple, Inc.	209,955	52,228,406
Materials 1.0%		21,153,590
Chemicals 0.3%
Linde PLC	27,163	5,387,781
Metals and mining 0.7%
Franco-Nevada Corp.	84,649	8,213,607
Lundin Mining Corp.	643,432	3,248,670
Teck Resources, Ltd., Class B	272,247	4,303,532
Real estate 1.2%		26,581,836
Equity real estate investment trusts 1.2%
American Tower Corp.	55,835	12,176,497
Digital Realty Trust, Inc.	82,758	10,513,576

Simon Property Group, Inc.	25,828	3,891,763
Preferred securities 0.1%		$2,101,024
(Cost $2,006,254)
Financials 0.1%		934,002
Banks 0.1%
GMAC Capital Trust I (3 month LIBOR + 5.785%), 7.943% (B)	26,792	707,577
Wells Fargo & Company, Series L, 7.500%	150	226,425
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	13

	Shares	Value
Information technology 0.0%		$909,737
Semiconductors and semiconductor equipment 0.0%
Broadcom, Inc., 8.000%	840	909,737
Utilities 0.0%		257,285
Electric utilities 0.0%
The Southern Company, 6.750%	1,552	82,504
Multi-utilities 0.0%
Dominion Energy, Inc., 7.250%	961	103,029
DTE Energy Company, 6.250%	1,413	71,752

	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 18.1%				$388,133,862
(Cost $379,853,394)
U.S. Government 7.8%				166,342,839
U.S. Treasury
Bond	2.750	11-15-42	12,115,000	13,424,934
Bond	2.875	05-15-49	41,658,000	47,949,009
Bond	3.000	02-15-47	18,908,000	22,129,007
Note	1.500	09-30-21	27,990,000	27,964,853
Note	1.500	10-31-24	9,184,000	9,175,749
Note	1.625	09-30-26	16,465,000	16,484,938
Note	1.625	08-15-29	29,390,000	29,214,349
U.S. Government Agency 10.3%				221,791,023
Federal Home Loan Mortgage Corp.
15 Yr Pass Thru	3.000	10-01-31	5,903,197	6,099,799
30 Yr Pass Thru	3.000	03-01-43	748,066	776,424
30 Yr Pass Thru	3.000	12-01-45	4,085,379	4,213,439
30 Yr Pass Thru	3.000	10-01-46	11,623,981	11,981,079
30 Yr Pass Thru	3.000	10-01-46	4,797,311	4,943,189
30 Yr Pass Thru	3.000	12-01-46	3,808,063	3,917,910
30 Yr Pass Thru	3.000	12-01-46	2,969,007	3,063,928
30 Yr Pass Thru	3.000	04-01-47	6,477,708	6,640,391
30 Yr Pass Thru	3.000	09-01-49	16,225,125	16,586,973
30 Yr Pass Thru (C)	3.000	10-01-49	8,465,000	8,653,387
30 Yr Pass Thru	3.000	10-01-49	7,140,626	7,285,035
30 Yr Pass Thru	3.500	10-01-46	5,161,206	5,438,593
30 Yr Pass Thru	3.500	12-01-46	2,784,048	2,922,365
30 Yr Pass Thru	3.500	11-01-47	384,556	399,816
30 Yr Pass Thru	3.500	11-01-48	1,920,903	2,021,140
30 Yr Pass Thru	3.500	06-01-49	4,072,532	4,223,958
30 Yr Pass Thru	4.000	11-01-47	1,609,184	1,686,141
30 Yr Pass Thru	4.000	08-01-48	2,009,741	2,125,323
30 Yr Pass Thru	4.000	12-01-48	11,198,552	11,688,613
30 Yr Pass Thru	4.500	03-01-41	1,617,251	1,757,144
14	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	5.500	11-01-39	964,122	$1,084,337
Federal National Mortgage Association
15 Yr Pass Thru	3.000	07-01-27	398,847	409,285
15 Yr Pass Thru	3.500	06-01-34	300,371	313,044
30 Yr Pass Thru (C)	3.000	TBA	5,785,000	5,879,053
30 Yr Pass Thru	3.000	02-01-43	515,165	530,518
30 Yr Pass Thru	3.000	03-01-43	182,777	189,595
30 Yr Pass Thru	3.000	05-01-43	289,231	300,019
30 Yr Pass Thru	3.000	02-01-47	3,061,928	3,158,920
30 Yr Pass Thru	3.000	10-01-47	6,661,369	6,855,726
30 Yr Pass Thru	3.000	12-01-47	2,068,531	2,119,834
30 Yr Pass Thru	3.000	07-01-49	7,513,973	7,636,934
30 Yr Pass Thru	3.000	09-01-49	3,790,362	3,861,864
30 Yr Pass Thru	3.500	06-01-42	3,884,776	4,097,205
30 Yr Pass Thru	3.500	06-01-43	6,937,339	7,318,857
30 Yr Pass Thru	3.500	12-01-44	1,578,217	1,656,133
30 Yr Pass Thru	3.500	04-01-45	1,356,384	1,423,773
30 Yr Pass Thru	3.500	04-01-45	548,554	575,807
30 Yr Pass Thru	3.500	07-01-47	11,330,501	11,921,753
30 Yr Pass Thru	3.500	12-01-47	2,154,103	2,248,334
30 Yr Pass Thru	3.500	07-01-49	3,813,063	3,933,393
30 Yr Pass Thru	3.500	09-01-49	2,579,232	2,663,043
30 Yr Pass Thru	4.000	01-01-41	1,833,167	1,959,743
30 Yr Pass Thru	4.000	09-01-41	1,169,076	1,249,798
30 Yr Pass Thru	4.000	10-01-41	6,983,496	7,465,691
30 Yr Pass Thru	4.000	01-01-47	8,706,765	9,171,904
30 Yr Pass Thru	4.000	04-01-48	1,503,543	1,591,384
30 Yr Pass Thru	4.000	07-01-48	2,830,968	2,949,207
30 Yr Pass Thru	4.000	10-01-48	1,697,379	1,794,422
30 Yr Pass Thru	4.500	11-01-39	2,352,568	2,549,414
30 Yr Pass Thru	4.500	09-01-40	1,205,319	1,305,418
30 Yr Pass Thru	4.500	05-01-41	736,323	797,473
30 Yr Pass Thru	4.500	07-01-41	2,307,250	2,496,699
30 Yr Pass Thru	4.500	01-01-43	920,048	995,593
30 Yr Pass Thru	4.500	04-01-48	6,916,297	7,397,741
30 Yr Pass Thru	4.500	07-01-48	5,166,420	5,459,861
30 Yr Pass Thru	7.000	06-01-32	788	915
30 Yr Pass Thru	7.500	04-01-31	1,763	2,052

30 Yr Pass Thru	8.000	01-01-31	1,408	1,634
Foreign government obligations 0.1%				$3,503,511
(Cost $3,142,569)
Qatar 0.0%				1,750,933
State of Qatar
Bond (D)	3.375	03-14-24	951,000	993,795
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	15

	Rate (%)	Maturity date	Par value^	Value
Qatar (continued)
Bond (D)	5.103	04-23-48	595,000	$757,138
Saudi Arabia 0.1%				1,752,578
Kingdom of Saudi Arabia Bond (D)	4.375	04-16-29	1,570,000	1,752,578

Corporate bonds 17.2%				$369,034,298
(Cost $355,260,997)
Communication services 1.9%				40,808,911
Diversified telecommunication services 0.7%
AT&T, Inc.	3.400	05-15-25	1,695,000	1,776,475
AT&T, Inc.	3.800	02-15-27	871,000	932,017
C&W Senior Financing DAC (D)	6.875	09-15-27	800,000	842,000
Cincinnati Bell, Inc. (D)	7.000	07-15-24	1,045,000	943,113
GCI LLC (D)	6.625	06-15-24	320,000	346,800
GCI LLC	6.875	04-15-25	570,000	599,213
Liquid Telecommunications Financing PLC (D)	8.500	07-13-22	670,000	667,154
Radiate Holdco LLC (D)	6.625	02-15-25	630,000	636,300
Radiate Holdco LLC (D)	6.875	02-15-23	215,000	219,838
Telecom Argentina SA (D)	6.500	06-15-21	430,000	407,425
Telecom Argentina SA (D)	8.000	07-18-26	462,000	414,645
Telecom Italia Capital SA	7.200	07-18-36	985,000	1,147,525
Telecom Italia SpA (D)	5.303	05-30-24	760,000	813,200
UPCB Finance IV, Ltd. (D)	5.375	01-15-25	525,000	541,406
Verizon Communications, Inc.	4.400	11-01-34	860,000	992,787
Verizon Communications, Inc.	4.672	03-15-55	787,000	958,431
Verizon Communications, Inc.	4.862	08-21-46	1,880,000	2,328,390
Entertainment 0.2%
Activision Blizzard, Inc.	3.400	09-15-26	415,000	436,694
Lions Gate Capital Holdings LLC (D)	5.875	11-01-24	488,000	459,940
Netflix, Inc.	4.875	04-15-28	675,000	697,471
Netflix, Inc. (D)	4.875	06-15-30	558,000	564,138
Netflix, Inc. (D)	5.375	11-15-29	230,000	242,363
Netflix, Inc.	5.875	11-15-28	1,175,000	1,293,969
Viacom, Inc. (6.250% to 2-28-27, then 3 month LIBOR + 3.899%)	6.250	02-28-57	765,000	833,850
Media 0.7%
Altice Financing SA (D)	6.625	02-15-23	575,000	590,640
Altice Luxembourg SA (D)	10.500	05-15-27	225,000	254,531
Cablevision Systems Corp.	5.875	09-15-22	525,000	566,344
CBS Corp.	3.375	03-01-22	326,000	334,077
CBS Corp.	3.700	08-15-24	585,000	615,304
Charter Communications Operating LLC	4.200	03-15-28	1,733,000	1,839,973
Charter Communications Operating LLC	4.800	03-01-50	885,000	897,958
16	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Media (continued)
Charter Communications Operating LLC	5.750	04-01-48	1,835,000	$2,107,404
Charter Communications Operating LLC	6.484	10-23-45	1,675,000	2,058,313
CSC Holdings LLC (D)	5.375	02-01-28	360,000	380,700
CSC Holdings LLC (D)	5.500	04-15-27	360,000	381,604
CSC Holdings LLC (D)	5.750	01-15-30	450,000	473,625
CSC Holdings LLC (D)	7.500	04-01-28	520,000	585,000
LCPR Senior Secured Financing DAC (D)	6.750	10-15-27	385,000	394,144
MDC Partners, Inc. (D)	6.500	05-01-24	1,026,000	981,113
National CineMedia LLC (D)	5.875	04-15-28	355,000	373,141
National CineMedia LLC	6.000	04-15-22	240,000	242,424
Sirius XM Radio, Inc. (D)	5.000	08-01-27	1,471,000	1,546,389
Sirius XM Radio, Inc. (D)	5.375	07-15-26	700,000	738,500
WMG Acquisition Corp. (D)	4.875	11-01-24	360,000	372,600
WMG Acquisition Corp. (D)	5.500	04-15-26	420,000	441,000
Wireless telecommunication services 0.3%
CC Holdings GS V LLC	3.849	04-15-23	695,000	731,993
Comunicaciones Celulares SA (D)	6.875	02-06-24	455,000	468,650
Millicom International Cellular SA (D)	5.125	01-15-28	200,000	206,000
MTN Mauritius Investments, Ltd. (D)	4.755	11-11-24	630,000	644,483
Oztel Holdings SPC, Ltd. (D)	6.625	04-24-28	570,000	587,363
Sprint Corp.	7.875	09-15-23	820,000	905,075
Telefonica Celular del Paraguay SA (D)	5.875	04-15-27	297,000	319,887
Vodafone Group PLC (7.000% to 1-4-29, then 5 Year U.S. Swap Rate + 4.873%)	7.000	04-04-79	1,447,000	1,675,532
Consumer discretionary 1.7%				36,281,851
Auto components 0.0%
Lear Corp.	5.250	01-15-25	815,000	840,363
Automobiles 0.6%
Daimler Finance North America LLC (D)	2.700	06-14-24	590,000	596,693
Daimler Finance North America LLC (D)	3.500	08-03-25	475,000	498,795
Daimler Finance North America LLC (D)	3.750	11-05-21	170,000	175,377
Ford Motor Credit Company LLC	3.336	03-18-21	785,000	789,525
Ford Motor Credit Company LLC	3.813	10-12-21	1,955,000	1,990,367
Ford Motor Credit Company LLC	5.113	05-03-29	1,404,000	1,421,681
Ford Motor Credit Company LLC	5.875	08-02-21	2,060,000	2,160,683
General Motors Company	4.875	10-02-23	1,605,000	1,724,377
General Motors Financial Company, Inc.	4.000	01-15-25	2,225,000	2,298,927
General Motors Financial Company, Inc.	4.300	07-13-25	1,130,000	1,179,852
JB Poindexter & Company, Inc. (D)	7.125	04-15-26	219,000	228,308
Mclaren Finance PLC (D)	5.750	08-01-22	185,000	175,968
Nissan Motor Acceptance Corp. (D)	3.450	03-15-23	725,000	742,968
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	17

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Diversified consumer services 0.1%
GEMS MENASA Cayman, Ltd. (D)	7.125	07-31-26	280,000	$290,150
Laureate Education, Inc. (D)	8.250	05-01-25	330,000	358,050
Sotheby's (D)	7.375	10-15-27	843,000	843,000
Hotels, restaurants and leisure 0.3%
CCM Merger, Inc. (D)	6.000	03-15-22	445,000	455,569
Connect Finco SARL (D)	6.750	10-01-26	1,157,000	1,198,941
Eldorado Resorts, Inc.	6.000	09-15-26	310,000	339,838
Eldorado Resorts, Inc.	7.000	08-01-23	265,000	276,594
Hilton Domestic Operating Company, Inc.	5.125	05-01-26	335,000	351,750
Hilton Grand Vacations Borrower LLC	6.125	12-01-24	340,000	361,250
International Game Technology PLC (D)	6.500	02-15-25	570,000	633,413
Jacobs Entertainment, Inc. (D)	7.875	02-01-24	633,000	672,563
Resorts World Las Vegas LLC (D)	4.625	04-16-29	865,000	910,504
Twin River Worldwide Holdings, Inc. (D)	6.750	06-01-27	432,000	454,810
Internet and direct marketing retail 0.6%
Amazon.com, Inc.	3.150	08-22-27	1,845,000	1,968,467
Amazon.com, Inc.	4.050	08-22-47	1,145,000	1,360,945
Expedia Group, Inc. (D)	3.250	02-15-30	1,395,000	1,396,929
Expedia Group, Inc.	3.800	02-15-28	1,800,000	1,885,692
Expedia Group, Inc.	5.000	02-15-26	1,550,000	1,746,326
Prosus NV (D)	4.850	07-06-27	250,000	274,462
Prosus NV (D)	5.500	07-21-25	915,000	1,019,889
QVC, Inc.	4.375	03-15-23	910,000	945,342
QVC, Inc.	5.125	07-02-22	580,000	611,847
QVC, Inc.	5.450	08-15-34	630,000	634,398
Leisure products 0.0%
Diamond Sports Group LLC (D)	6.625	08-15-27	355,000	365,650
Multiline retail 0.1%
Dollar Tree, Inc.	4.200	05-15-28	1,935,000	2,101,588
Consumer staples 0.4%				7,801,911
Beverages 0.1%
Anheuser-Busch InBev Worldwide, Inc.	4.600	04-15-48	1,000,000	1,147,477
Keurig Dr Pepper, Inc.	3.551	05-25-21	1,570,000	1,606,214
Food and staples retailing 0.1%
Alimentation Couche-Tard, Inc. (D)	2.700	07-26-22	605,000	612,131
Simmons Foods, Inc. (D)	5.750	11-01-24	410,000	401,288
Food products 0.1%
Conagra Brands, Inc.	3.800	10-22-21	506,000	522,364
Kraft Heinz Foods Company (D)	4.875	02-15-25	695,000	717,272
Kraft Heinz Foods Company (D)	4.875	10-01-49	1,060,000	1,092,577
Post Holdings, Inc. (D)	5.500	12-15-29	334,000	352,103
18	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Personal products 0.1%
Natura Cosmeticos SA (D)	5.375	02-01-23	1,010,000	$1,057,985
Walnut Bidco PLC (D)	9.125	08-01-24	285,000	292,500
Energy 2.0%				43,199,038
Energy equipment and services 0.1%
Archrock Partners LP	6.000	10-01-22	820,000	826,150
CSI Compressco LP	7.250	08-15-22	1,127,000	1,003,030
CSI Compressco LP (D)	7.500	04-01-25	728,000	706,160
Inkia Energy, Ltd. (D)	5.875	11-09-27	220,000	227,977
Tervita Corp. (D)	7.625	12-01-21	505,000	498,688
Oil, gas and consumable fuels 1.9%
Cheniere Corpus Christi Holdings LLC	5.125	06-30-27	467,000	503,193
Cheniere Energy Partners LP (D)	4.500	10-01-29	795,000	811,894
Chesapeake Energy Corp.	7.500	10-01-26	418,000	263,340
Cimarex Energy Company	4.375	06-01-24	540,000	565,955
Colorado Interstate Gas Company LLC (D)	4.150	08-15-26	487,000	512,843
Columbia Pipeline Group, Inc.	4.500	06-01-25	476,000	519,228
Continental Resources, Inc.	5.000	09-15-22	968,000	975,461
DCP Midstream LP (7.375% to 12-15-22, then 3 month LIBOR + 5.148%) (E)	7.375	12-15-22	1,433,000	1,379,263
DCP Midstream Operating LP	5.125	05-15-29	255,000	258,825
DCP Midstream Operating LP (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (D)	5.850	05-21-43	1,470,000	1,315,650
Diamondback Energy, Inc.	4.750	11-01-24	440,000	454,850
Enable Midstream Partners LP	3.900	05-15-24	983,000	1,002,194
Enable Midstream Partners LP	4.950	05-15-28	1,320,000	1,351,990
Enbridge, Inc. (5.500% to 7-15-27, then 3 month LIBOR + 3.418%)	5.500	07-15-77	1,025,000	1,045,500
Enbridge, Inc. (6.250% to 3-1-28, then 3 month LIBOR + 3.641%)	6.250	03-01-78	1,000,000	1,075,480
Energy Transfer Operating LP	4.200	04-15-27	329,000	343,086
Energy Transfer Operating LP	4.250	03-15-23	1,240,000	1,299,921
Energy Transfer Operating LP	5.150	03-15-45	830,000	864,616
Energy Transfer Operating LP	5.875	01-15-24	860,000	954,969
Enterprise Products Operating LLC (5.250% to 8-16-27, then 3 month LIBOR + 3.033%)	5.250	08-16-77	1,641,000	1,685,734
Husky Energy, Inc.	3.950	04-15-22	912,000	943,730
Kinder Morgan Energy Partners LP	7.750	03-15-32	525,000	707,698
Kinder Morgan, Inc.	3.150	01-15-23	440,000	450,845
MPLX LP	4.000	03-15-28	770,000	800,159
MPLX LP (D)	4.250	12-01-27	380,000	400,411
MPLX LP (D)	5.250	01-15-25	300,000	315,322
MPLX LP (D)	6.375	05-01-24	560,000	588,108
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	19

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
MPLX LP (6.875% to 2-15-23, then 3 month LIBOR + 4.652%) (E)	6.875	02-15-23	2,292,000	$2,323,332
Murphy Oil Corp.	5.750	08-15-25	419,000	424,770
Newfield Exploration Company	5.625	07-01-24	845,000	925,756
ONEOK Partners LP	4.900	03-15-25	370,000	406,952
Parsley Energy LLC (D)	5.625	10-15-27	575,000	593,688
Petrobras Global Finance BV (D)	5.093	01-15-30	1,058,000	1,122,009
Petrobras Global Finance BV	6.900	03-19-49	450,000	523,035
Sabine Pass Liquefaction LLC	4.200	03-15-28	611,000	646,176
Sabine Pass Liquefaction LLC	5.000	03-15-27	730,000	800,965
Sabine Pass Liquefaction LLC	5.875	06-30-26	1,115,000	1,279,648
Sunoco Logistics Partners Operations LP	3.900	07-15-26	1,215,000	1,259,043
Sunoco Logistics Partners Operations LP	5.400	10-01-47	820,000	880,443
Tallgrass Energy Partners LP (D)	4.750	10-01-23	557,000	540,290
Targa Resources Partners LP	5.875	04-15-26	700,000	730,695
Teekay Offshore Partners LP (D)	8.500	07-15-23	720,000	721,800
The Williams Companies, Inc.	3.750	06-15-27	1,115,000	1,160,905
The Williams Companies, Inc.	4.550	06-24-24	2,205,000	2,379,059
The Williams Companies, Inc.	5.750	06-24-44	870,000	1,003,349
WPX Energy, Inc.	5.250	09-15-24	220,000	222,200
WPX Energy, Inc.	5.250	10-15-27	241,000	234,373
YPF SA (D)	8.500	07-28-25	465,000	368,280
Financials 4.9%				104,778,606
Banks 2.9%
Australia & New Zealand Banking Group, Ltd. (6.750% to 6-15-26, then 5 Year U.S. ISDAFIX + 5.168%) (D)(E)	6.750	06-15-26	565,000	636,331
Banco Santander SA	4.379	04-12-28	1,000,000	1,096,710
Bank of America Corp.	3.950	04-21-25	1,235,000	1,316,453
Bank of America Corp.	4.200	08-26-24	530,000	571,091
Bank of America Corp.	4.450	03-03-26	1,505,000	1,649,632
Bank of America Corp. (6.300% to 3-10-26, then 3 month LIBOR + 4.553%) (E)	6.300	03-10-26	1,675,000	1,904,542
Barclays Bank PLC (D)	10.179	06-12-21	345,000	386,267
Barclays PLC	4.375	01-12-26	670,000	720,562
BPCE SA (D)	4.500	03-15-25	1,065,000	1,143,167
BPCE SA (D)	5.700	10-22-23	900,000	996,083
Citigroup, Inc.	3.200	10-21-26	1,500,000	1,558,409
Citigroup, Inc.	4.600	03-09-26	1,752,000	1,926,983
Citigroup, Inc.	5.500	09-13-25	565,000	646,770
Citigroup, Inc. (6.250% to 8-15-26, then 3 month LIBOR + 4.517%) (E)	6.250	08-15-26	1,315,000	1,482,663
20	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (D)(E)	7.875	01-23-24	805,000	$907,586
Danske Bank A/S (D)	5.000	01-12-22	945,000	995,697
Discover Bank	2.450	09-12-24	970,000	971,820
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (E)	5.100	06-30-23	665,000	674,556
Freedom Mortgage Corp. (D)	8.125	11-15-24	630,000	590,625
Freedom Mortgage Corp. (D)	8.250	04-15-25	250,000	235,625
HSBC Holdings PLC (3.950% to 5-18-23, then 3 month LIBOR + 0.987%)	3.950	05-18-24	1,540,000	1,617,786
HSBC Holdings PLC (6.375% to 9-17-24, then 5 Year U.S. ISDAFIX + 3.705%) (E)	6.375	09-17-24	255,000	269,025
HSBC Holdings PLC (6.875% to 6-1-21, then 5 Year U.S. ISDAFIX + 5.514%) (E)	6.875	06-01-21	940,000	980,890
ING Bank NV (D)	5.800	09-25-23	895,000	995,009
ING Groep NV	3.550	04-09-24	882,000	924,058
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (E)	6.500	04-16-25	375,000	398,400
JPMorgan Chase & Co.	2.950	10-01-26	1,799,000	1,856,082
JPMorgan Chase & Co. (3.514% to 6-18-21, then 3 month LIBOR + 0.610%)	3.514	06-18-22	2,090,000	2,138,716
JPMorgan Chase & Co. (3.960% to 1-29-26, then 3 month LIBOR + 1.245%)	3.960	01-29-27	1,338,000	1,448,521
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (E)	6.750	02-01-24	1,375,000	1,540,096
Lloyds Banking Group PLC	4.450	05-08-25	2,115,000	2,311,696
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (E)	7.500	06-27-24	915,000	1,001,925
M&T Bank Corp. (5.125% to 11-1-26, then 3 month LIBOR + 3.520%) (E)	5.125	11-01-26	765,000	816,638
Manufacturers & Traders Trust Company (3 month LIBOR + 0.640%) (B)	2.778	12-01-21	490,000	490,000
Mitsubishi UFJ Financial Group, Inc.	3.218	03-07-22	2,065,000	2,117,330
PNC Bank NA	2.450	07-28-22	1,410,000	1,429,276
Santander Holdings USA, Inc. (D)	3.244	10-05-26	1,634,000	1,643,061
Santander Holdings USA, Inc.	3.400	01-18-23	900,000	925,445
Santander Holdings USA, Inc.	3.500	06-07-24	1,752,000	1,804,937
Santander Holdings USA, Inc.	4.400	07-13-27	410,000	440,524
Santander UK Group Holdings PLC (D)	4.750	09-15-25	700,000	745,232
Societe Generale SA (7.375% to 9-13-21, then 5 Year U.S. Swap Rate + 6.238%) (D)(E)	7.375	09-13-21	870,000	915,675
SunTrust Bank	2.450	08-01-22	1,300,000	1,314,833
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	21

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
The PNC Financial Services Group, Inc.	2.200	11-01-24	1,322,000	$1,327,512
The PNC Financial Services Group, Inc.	3.500	01-23-24	588,000	622,070
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (E)	4.850	06-01-23	785,000	809,492
The PNC Financial Services Group, Inc. (6.750% to 8-1-21, then 3 month LIBOR + 3.678%) (E)	6.750	08-01-21	1,455,000	1,549,575
The Royal Bank of Scotland Group PLC	3.875	09-12-23	1,125,000	1,173,119
The Royal Bank of Scotland Group PLC (3.754% to 11-1-24, then 5 Year CMT + 2.100%)	3.754	11-01-29	413,000	416,814
The Royal Bank of Scotland Group PLC (8.625% to 8-15-21, then 5 Year U.S. Swap Rate + 7.598%) (E)	8.625	08-15-21	1,881,000	2,026,778
The Toronto-Dominion Bank	1.900	12-01-22	1,085,000	1,082,810
The Toronto-Dominion Bank	3.250	03-11-24	1,105,000	1,157,283
Wells Fargo & Company (3 month LIBOR + 3.770%) (B)(E)	5.889	12-15-19	359,000	363,488
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (E)	5.875	06-15-25	2,780,000	3,078,850
Capital markets 0.5%
Ares Capital Corp.	3.625	01-19-22	860,000	874,481
Cantor Fitzgerald LP (D)	4.875	05-01-24	1,295,000	1,373,906
Credit Suisse Group AG (7.500% to 12-11-23, then 5 Year U.S. Swap Rate + 4.598%) (D)(E)	7.500	12-11-23	450,000	498,843
Credit Suisse Group AG (7.500% to 7-17-23, then 5 Year U.S. Swap Rate + 4.600%) (D)(E)	7.500	07-17-23	945,000	1,019,088
Lazard Group LLC	4.375	03-11-29	735,000	801,783
Macquarie Bank, Ltd. (D)	4.875	06-10-25	960,000	1,038,892
Morgan Stanley	3.875	01-27-26	835,000	901,297
Stifel Financial Corp.	4.250	07-18-24	545,000	577,185
The Goldman Sachs Group, Inc.	3.850	01-26-27	2,291,000	2,441,660
UBS Group AG (2.859% to 8-15-22, then 3 month LIBOR + 0.954%) (D)	2.859	08-15-23	1,475,000	1,496,314
UBS Group AG (7.000% to 1-31-24, then 5 Year U.S. Swap Rate + 4.344%) (D)(E)	7.000	01-31-24	718,000	770,055
Consumer finance 0.5%
Ally Financial, Inc.	5.125	09-30-24	1,365,000	1,499,739
American Express Company	2.500	08-01-22	1,510,000	1,531,014
Capital One Financial Corp.	3.500	06-15-23	800,000	833,726
Capital One Financial Corp.	3.900	01-29-24	1,950,000	2,065,398
Credit Acceptance Corp.	6.125	02-15-21	590,000	591,475
22	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Consumer finance (continued)
Credito Real SAB de CV (9.125% to 11-29-22, then 5 Year CMT + 7.026%) (D)(E)	9.125	11-29-22	510,000	$527,218
Discover Financial Services	3.950	11-06-24	1,420,000	1,512,443
Discover Financial Services	4.100	02-09-27	293,000	314,945
Enova International, Inc. (D)	8.500	09-01-24	142,000	131,705
Enova International, Inc. (D)	8.500	09-15-25	845,000	778,668
Springleaf Finance Corp.	6.875	03-15-25	260,000	294,450
Synchrony Financial	2.850	07-25-22	300,000	303,486
Diversified financial services 0.3%
Allied Universal Holdco LLC (D)	6.625	07-15-26	156,000	166,530
Doric Nimrod Air Alpha 2013-1 Class B Pass Through Trust (D)	6.125	11-30-21	50,889	50,869
Gogo Intermediate Holdings LLC (D)	9.875	05-01-24	478,000	503,095
Jefferies Financial Group, Inc.	5.500	10-18-23	945,000	1,033,628
Jefferies Group LLC	4.150	01-23-30	1,080,000	1,092,308
Jefferies Group LLC	4.850	01-15-27	983,000	1,058,733
Refinitiv US Holdings, Inc. (D)	6.250	05-15-26	100,000	108,625
Refinitiv US Holdings, Inc. (D)	8.250	11-15-26	160,000	179,600
Trident TPI Holdings, Inc. (D)	6.625	11-01-25	200,000	178,500
Voya Financial, Inc. (5.650% to 5-15-23, then 3 month LIBOR + 3.580%)	5.650	05-15-53	1,494,000	1,579,905
Insurance 0.5%
AXA SA	8.600	12-15-30	460,000	667,552
Brighthouse Financial, Inc.	3.700	06-22-27	1,640,000	1,610,069
CNO Financial Group, Inc.	5.250	05-30-25	825,000	903,375
CNO Financial Group, Inc.	5.250	05-30-29	315,000	347,404
Liberty Mutual Group, Inc. (D)	3.951	10-15-50	1,011,000	1,043,526
Liberty Mutual Group, Inc. (7.800% to 3-15-37, then 3 month LIBOR + 3.576%) (D)	7.800	03-07-87	36,000	47,657
MetLife, Inc. (6.400% to 12-15-36, then 3 month LIBOR + 2.205%)	6.400	12-15-66	660,000	801,643
MetLife, Inc. (9.250% to 4-8-33, then 3 month LIBOR + 5.540%) (D)	9.250	04-08-68	320,000	466,595
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. ISDAFIX + 3.650%) (D)	5.100	10-16-44	705,000	770,114
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42	1,915,000	2,075,611
Teachers Insurance & Annuity Association of America (D)	4.270	05-15-47	990,000	1,140,323
Thrifts and mortgage finance 0.2%
Ladder Capital Finance Holdings LLLP (D)	5.250	03-15-22	220,000	227,975
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	23

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Thrifts and mortgage finance (continued)
Ladder Capital Finance Holdings LLLP (D)	5.250	10-01-25	340,000	$345,100
MGIC Investment Corp.	5.750	08-15-23	362,000	397,748
Nationstar Mortgage Holdings, Inc. (D)	8.125	07-15-23	375,000	397,500
Nationstar Mortgage Holdings, Inc. (D)	9.125	07-15-26	300,000	328,500
Nationwide Building Society (3.622% to 4-26-22, then 3 month LIBOR + 1.181%) (D)	3.622	04-26-23	939,000	965,283
Nationwide Building Society (3.960% to 7-18-29, then 3 month LIBOR + 1.855%) (D)	3.960	07-18-30	585,000	627,464
Quicken Loans, Inc. (D)	5.750	05-01-25	865,000	890,500
Radian Group, Inc.	4.500	10-01-24	300,000	313,875
Stearns Holdings LLC (D)(F)	9.375	08-15-20	279,000	136,710
Health care 0.8%				17,898,767
Biotechnology 0.1%
Celgene Corp.	3.250	02-20-23	788,000	814,052
Shire Acquisitions Investments Ireland DAC	3.200	09-23-26	1,525,000	1,576,777
Health care providers and services 0.5%
Centene Corp. (D)	5.375	06-01-26	625,000	661,563
CVS Health Corp.	3.000	08-15-26	206,000	208,832
CVS Health Corp.	4.100	03-25-25	1,265,000	1,359,752
CVS Health Corp.	5.050	03-25-48	886,000	1,014,924
DaVita, Inc.	5.000	05-01-25	1,235,000	1,250,438
Encompass Health Corp.	4.500	02-01-28	120,000	122,700
HCA, Inc.	4.125	06-15-29	320,000	339,181
HCA, Inc.	5.250	04-15-25	745,000	830,993
HCA, Inc.	5.250	06-15-26	945,000	1,057,482
MEDNAX, Inc. (D)	5.250	12-01-23	665,000	673,313
MEDNAX, Inc. (D)	6.250	01-15-27	565,000	559,011
Select Medical Corp. (D)	6.250	08-15-26	320,000	340,800
Team Health Holdings, Inc. (D)	6.375	02-01-25	150,000	96,750
Universal Health Services, Inc. (D)	4.750	08-01-22	675,000	682,594
Universal Health Services, Inc. (D)	5.000	06-01-26	733,000	768,734
Life sciences tools and services 0.0%
Charles River Laboratories International, Inc. (D)	4.250	05-01-28	169,000	172,186
Pharmaceuticals 0.2%
Bausch Health Companies, Inc. (D)	6.125	04-15-25	1,125,000	1,167,891
Bayer US Finance II LLC (D)	3.500	06-25-21	500,000	510,029
Bristol-Myers Squibb Company (D)	2.900	07-26-24	2,100,000	2,179,290
Catalent Pharma Solutions, Inc. (D)	5.000	07-15-27	155,000	161,975
GlaxoSmithKline Capital PLC	3.000	06-01-24	1,295,000	1,349,500
24	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials 2.0%				$42,162,179
Aerospace and defense 0.2%
Arconic, Inc.	5.125	10-01-24	956,000	1,025,310
Huntington Ingalls Industries, Inc. (D)	5.000	11-15-25	897,000	939,608
Kratos Defense & Security Solutions, Inc. (D)	6.500	11-30-25	500,000	530,000
TransDigm, Inc. (D)	5.500	11-15-27	1,483,000	1,478,091
Air freight and logistics 0.0%
XPO Logistics, Inc. (D)	6.500	06-15-22	479,000	487,981
Airlines 0.9%
Air Canada 2013-1 Class A Pass Through Trust (D)	4.125	11-15-26	494,246	522,567
Air Canada 2017-1 Class B Pass Through Trust (D)	3.700	07-15-27	735,225	741,768
American Airlines 2001-01 Pass Through Trust	6.977	11-23-22	125,466	127,160
American Airlines 2013-2 Class A Pass Through Trust	4.950	07-15-24	651,055	681,459
American Airlines 2015-1 Class A Pass Through Trust	3.375	11-01-28	1,028,363	1,059,934
American Airlines 2015-1 Class B Pass Through Trust	3.700	11-01-24	466,652	470,665
American Airlines 2016-1 Class A Pass Through Trust	4.100	07-15-29	856,860	916,925
American Airlines 2017-1 Class A Pass Through Trust	4.000	08-15-30	560,800	596,972
American Airlines 2017-1 Class AA Pass Through Trust	3.650	08-15-30	858,725	907,844
American Airlines 2017-2 Class A Pass Through Trust	3.600	04-15-31	381,309	389,983
American Airlines 2019-1 Class A Pass Through Trust	3.500	08-15-33	435,000	452,792
American Airlines 2019-1 Class AA Pass Through Trust	3.150	08-15-33	820,000	848,536
Azul Investments LLP (D)	5.875	10-26-24	740,000	762,207
British Airways 2013-1 Class A Pass Through Trust (D)	4.625	06-20-24	624,081	659,904
British Airways 2013-1 Class B Pass Through Trust (D)	5.625	12-20-21	59,792	60,307
British Airways 2018-1 Class A Pass Through Trust (D)	4.125	03-20-33	344,209	365,825
Continental Airlines 2007-1 Class A Pass Through Trust	5.983	10-19-23	362,437	383,567
Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718	07-02-24	273,722	288,995
Delta Air Lines, Inc.	2.900	10-28-24	1,361,000	1,355,855
Delta Air Lines, Inc.	3.800	04-19-23	1,027,000	1,064,329
Delta Air Lines, Inc.	4.375	04-19-28	1,170,000	1,228,915
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	25

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Airlines (continued)
JetBlue 2019-1 Class AA Pass Through Trust (C)	2.750	11-15-33	633,000	$639,197
Northwest Airlines 2007-1 Class A Pass Through Trust	7.027	05-01-21	133,072	133,072
United Airlines 2014-2 Class A Pass Through Trust	3.750	03-03-28	885,773	927,581
United Airlines 2014-2 Class B Pass Through Trust	4.625	03-03-24	471,850	484,779
United Airlines 2016-1 Class A Pass Through Trust	3.450	01-07-30	679,798	698,764
United Airlines 2016-1 Class B Pass Through Trust	3.650	01-07-26	984,826	1,000,091
United Airlines 2018-1 Class B Pass Through Trust	4.600	03-01-26	299,539	311,041
United Airlines 2019-1 Class A Pass Through Trust	4.550	02-25-33	910,000	998,461
US Airways 2010-1 Class A Pass Through Trust	6.250	10-22-24	171,474	186,478
US Airways 2012-1 Class A Pass Through Trust	5.900	04-01-26	368,563	409,363
Building products 0.0%
Owens Corning	3.950	08-15-29	760,000	781,444
Commercial services and supplies 0.1%
Clean Harbors, Inc. (D)	4.875	07-15-27	120,000	125,093
LSC Communications, Inc. (D)	8.750	10-15-23	1,058,000	719,440
Prime Security Services Borrower LLC (D)	9.250	05-15-23	158,000	166,216
Construction and engineering 0.1%
AECOM	5.125	03-15-27	1,175,000	1,239,273
Tutor Perini Corp. (D)	6.875	05-01-25	200,000	199,470
Industrial conglomerates 0.1%
3M Company	3.250	02-14-24	1,220,000	1,282,563
General Electric Company	5.550	01-05-26	1,405,000	1,598,966
Machinery 0.0%
Harsco Corp. (D)	5.750	07-31-27	200,000	207,754
Professional services 0.1%
IHS Markit, Ltd. (D)	4.000	03-01-26	1,205,000	1,270,335
IHS Markit, Ltd. (D)	4.750	02-15-25	310,000	341,115
IHS Markit, Ltd.	4.750	08-01-28	538,000	597,234
IHS Markit, Ltd. (D)	5.000	11-01-22	380,000	406,237
Road and rail 0.1%
Uber Technologies, Inc. (D)	7.500	09-15-27	880,000	866,800
Trading companies and distributors 0.4%
AerCap Ireland Capital DAC	2.875	08-14-24	1,015,000	1,020,331
AerCap Ireland Capital DAC	5.000	10-01-21	855,000	897,937
26	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Trading companies and distributors (continued)
Ahern Rentals, Inc. (D)	7.375	05-15-23	1,085,000	$878,850
Air Lease Corp.	3.625	12-01-27	445,000	462,308
Aircastle, Ltd.	4.400	09-25-23	425,000	446,847
Aircastle, Ltd.	5.500	02-15-22	665,000	706,375
Ashtead Capital, Inc. (D)	4.250	11-01-29	367,000	371,129
Ashtead Capital, Inc. (D)	4.375	08-15-27	840,000	865,200
Avolon Holdings Funding, Ltd. (D)	5.125	10-01-23	550,000	593,450
H&E Equipment Services, Inc.	5.625	09-01-25	307,000	322,734
United Rentals North America, Inc. (C)	3.875	11-15-27	440,000	444,510
United Rentals North America, Inc.	4.875	01-15-28	1,005,000	1,037,663
United Rentals North America, Inc.	5.500	07-15-25	170,000	176,579
Information technology 2.0%				44,181,119
Communications equipment 0.2%
CommScope, Inc. (D)	8.250	03-01-27	1,105,000	1,046,689
Motorola Solutions, Inc.	4.600	02-23-28	1,563,000	1,704,176
Telefonaktiebolaget LM Ericsson	4.125	05-15-22	1,515,000	1,570,070
Electronic equipment, instruments and components 0.1%
Tech Data Corp.	3.700	02-15-22	453,000	464,815
Tech Data Corp.	4.950	02-15-27	1,183,000	1,259,339
IT services 0.5%
Banff Merger Sub, Inc. (D)	9.750	09-01-26	517,000	481,456
Fiserv, Inc.	2.750	07-01-24	939,000	959,840
Fiserv, Inc.	3.200	07-01-26	1,365,000	1,426,243
IBM Corp.	2.850	05-13-22	2,890,000	2,954,775
PayPal Holdings, Inc.	2.400	10-01-24	1,351,000	1,362,459
PayPal Holdings, Inc.	2.850	10-01-29	1,563,000	1,567,860
Tempo Acquisition LLC (D)	6.750	06-01-25	261,000	268,504
VeriSign, Inc.	4.750	07-15-27	340,000	359,125
VeriSign, Inc.	5.250	04-01-25	565,000	618,675
Semiconductors and semiconductor equipment 0.9%
Advanced Micro Devices, Inc.	7.000	07-01-24	227,000	238,350
Broadcom Corp.	3.875	01-15-27	2,435,000	2,460,081
Broadcom, Inc. (D)	4.750	04-15-29	765,000	810,372
KLA Corp.	4.100	03-15-29	806,000	892,772
Lam Research Corp.	3.750	03-15-26	980,000	1,058,182
Lam Research Corp.	4.875	03-15-49	893,000	1,099,039
Marvell Technology Group, Ltd.	4.875	06-22-28	1,240,000	1,375,699
Microchip Technology, Inc.	3.922	06-01-21	905,000	926,811
Microchip Technology, Inc.	4.333	06-01-23	2,200,000	2,327,934
Micron Technology, Inc.	4.185	02-15-27	2,325,000	2,428,694
Micron Technology, Inc.	4.975	02-06-26	612,000	665,177
Micron Technology, Inc.	5.327	02-06-29	1,947,000	2,155,476
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	27

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Semiconductors and semiconductor equipment (continued)
NXP BV (D)	3.875	06-18-26	850,000	$890,782
NXP BV (D)	4.625	06-01-23	1,815,000	1,935,424
NXP BV (D)	4.875	03-01-24	925,000	1,005,016
Qorvo, Inc.	5.500	07-15-26	260,000	277,545
Software 0.0%
Microsoft Corp.	4.450	11-03-45	1,035,000	1,310,952
Technology hardware, storage and peripherals 0.3%
Dell International LLC (D)	4.900	10-01-26	1,470,000	1,594,835
Dell International LLC (D)	5.300	10-01-29	1,484,000	1,639,568
Dell International LLC (D)	8.350	07-15-46	1,346,000	1,790,318
Seagate HDD Cayman	4.750	01-01-25	1,185,000	1,254,066
Materials 0.5%				9,919,730
Chemicals 0.2%
Braskem Netherlands Finance BV (D)	4.500	01-10-28	785,000	787,120
Cydsa SAB de CV (D)	6.250	10-04-27	665,000	684,957
Methanex Corp.	5.250	12-15-29	937,000	955,485
Orbia Advance Corp. SAB de CV (D)	5.500	01-15-48	900,000	912,600
Syngenta Finance NV (D)	4.441	04-24-23	1,325,000	1,383,298
Syngenta Finance NV (D)	5.676	04-24-48	365,000	380,582
Construction materials 0.0%
Cemex SAB de CV (D)	6.125	05-05-25	745,000	772,006
Containers and packaging 0.1%
Ardagh Packaging Finance PLC (D)	6.000	02-15-25	685,000	719,250
Klabin Finance SA (D)	4.875	09-19-27	267,000	277,683
Metals and mining 0.1%
Anglo American Capital PLC (D)	4.750	04-10-27	625,000	677,463
Commercial Metals Company	5.375	07-15-27	231,000	237,064
First Quantum Minerals, Ltd. (D)	6.875	03-01-26	450,000	440,438
First Quantum Minerals, Ltd. (D)	7.500	04-01-25	350,000	350,438
Newmont Goldcorp Corp.	2.800	10-01-29	430,000	424,783
Paper and forest products 0.1%
Norbord, Inc. (D)	6.250	04-15-23	550,000	585,063
Suzano Austria GmbH	6.000	01-15-29	300,000	331,500
Real estate 0.5%				10,672,151
Equity real estate investment trusts 0.5%
American Homes 4 Rent LP	4.250	02-15-28	1,085,000	1,176,321
American Tower Corp.	2.950	01-15-25	837,000	859,538
American Tower Corp.	3.550	07-15-27	1,638,000	1,728,001
American Tower Corp.	3.800	08-15-29	710,000	756,128
Equinix, Inc.	5.375	05-15-27	648,000	703,080
28	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Real estate (continued)
Equity real estate investment trusts (continued)
GLP Capital LP	5.375	04-15-26	901,000	$990,785
SBA Tower Trust (D)	2.836	01-15-25	1,042,000	1,052,452
SBA Tower Trust (D)	3.722	04-09-48	1,392,000	1,452,212
The GEO Group, Inc.	6.000	04-15-26	146,000	115,705
Ventas Realty LP	3.500	02-01-25	825,000	867,251
VEREIT Operating Partnership LP	4.600	02-06-24	900,000	970,678
Utilities 0.5%				11,330,035
Electric utilities 0.2%
ABY Transmision Sur SA (D)	6.875	04-30-43	514,238	635,731
Electricite de France SA (5.250% to 1-29-23, then 10 Year U.S. Swap Rate + 3.709%) (D)(E)	5.250	01-29-23	1,205,000	1,244,163
Emera US Finance LP	3.550	06-15-26	420,000	441,129
Empresa Electrica Angamos SA (D)	4.875	05-25-29	469,530	488,160
Instituto Costarricense de Electricidad (D)	6.375	05-15-43	515,000	418,443
Israel Electric Corp., Ltd. (D)	6.875	06-21-23	300,000	341,050
Vistra Operations Company LLC (D)	4.300	07-15-29	1,270,000	1,319,668
Gas utilities 0.0%
AmeriGas Partners LP	5.500	05-20-25	680,000	729,368
Independent power and renewable electricity producers 0.3%
Clearway Energy Operating LLC	5.375	08-15-24	679,000	688,336
Greenko Dutch BV (D)	4.875	07-24-22	740,000	744,632
Greenko Dutch BV (D)	5.250	07-24-24	375,000	377,723
LLPL Capital Pte, Ltd. (D)	6.875	02-04-39	148,230	173,251
NextEra Energy Capital Holdings, Inc.	3.550	05-01-27	1,560,000	1,661,908
NextEra Energy Operating Partners LP (D)	3.875	10-15-26	826,000	823,935
NextEra Energy Operating Partners LP (D)	4.500	09-15-27	255,000	260,100
NRG Energy, Inc. (D)	3.750	06-15-24	525,000	544,677
Multi-utilities 0.0%

CenterPoint Energy, Inc.	2.500	09-01-24	435,000	437,761
Term loans (G) 0.0%				$193,004
(Cost $206,247)
Financials 0.0%				193,004
Capital markets 0.0%

LSF9 Atlantis Holdings LLC, 2017 Term Loan (3 month LIBOR + 6.000%)	7.940	05-01-23	207,625	193,004
Collateralized mortgage obligations 2.4%				$51,721,327
(Cost $51,817,326)
Commercial and residential 1.9%				40,292,131
Angel Oak Mortgage Trust I LLC
Series 2018-1, Class A1 (D)(H)	3.258	04-27-48	138,935	139,450
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	29

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2018-3, Class A1 (D)(H)	3.649	09-25-48	366,172	$370,209
AOA Mortgage Trust Series 2015-1177, Class C (D)(H)	3.110	12-13-29	290,000	292,176
Arroyo Mortgage Trust
Series 2018-1, Class A1 (D)(H)	3.763	04-25-48	1,394,956	1,426,120
Series 2019-2, Class A1 (D)(H)	3.347	04-25-49	1,109,222	1,126,824
Series 2019-3, Class A1 (D)(H)	2.962	10-25-48	624,867	630,095
BBCMS Mortgage Trust
Series 2018-TALL, Class B (1 month LIBOR + 0.971%) (B)(D)	2.885	03-15-37	615,000	613,654
Series 2018-TALL, Class E (1 month LIBOR + 2.437%) (B)(D)	4.351	03-15-37	500,000	500,312
BBCMS Trust
Series 2015-MSQ, Class D (D)(H)	4.123	09-15-32	385,000	392,375
Series 2015-SRCH, Class D (D)(H)	5.122	08-10-35	840,000	926,718
BENCHMARK Mortgage Trust
Series 2019-B10, Class A2	3.614	03-15-62	926,000	978,319
Series 2019-B11, Class A2	3.410	05-15-52	710,000	746,638
Series 2019-B12, Class A2	3.001	08-15-52	905,000	937,300
Series 2019-B13, Class A2	2.889	08-15-57	780,000	804,505
BRAVO Residential Funding Trust Series 2019-NQM1, Class A1 (D)(H)	2.666	07-25-59	479,523	479,937
Bunker Hill Loan Depositary Trust Series 2019-1, Class A1 (D)	3.613	10-26-48	141,219	143,017
BWAY Mortgage Trust Series 2015-1740, Class XA IO (D)	1.023	01-10-35	7,015,000	140,165
BX Commercial Mortgage Trust Series 2018-BIOA, Class D (1 month LIBOR + 1.321%) (B)(D)	3.235	03-15-37	480,000	481,200
CAMB Commercial Mortgage Trust Series 2019-LIFE, Class D (1 month LIBOR + 1.750%) (B)(D)	3.671	12-15-37	230,000	231,437
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class F (D)(H)	3.912	04-10-28	185,000	185,756
CGDBB Commercial Mortgage Trust Series 2017-BIOC, Class E (1 month LIBOR + 2.150%) (B)(D)	4.064	07-15-32	480,000	480,000
CHT Mortgage Trust Series 2017-CSMO, Class D (1 month LIBOR + 2.250%) (B)(D)	4.171	11-15-36	835,000	836,047
Citigroup Commercial Mortgage Trust
Series 2017-1500, Class E (1 month LIBOR + 2.500%) (B)(D)	4.414	07-15-32	260,000	261,098
Series 2019-PRM, Class A (D)	3.341	05-10-36	315,000	328,971
Series 2019-SMRT, Class A (D)	4.149	01-10-36	260,000	279,586
CLNS Trust Series 2017-IKPR, Class C (1 month LIBOR + 1.100%) (B)(D)	3.150	06-11-32	370,000	369,884
COLT Mortgage Loan Trust
Series 2018-2, Class A1 (D)(H)	3.470	07-27-48	98,284	98,700
30	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2019-2, Class A1 (D)(H)	3.337	05-25-49	482,685	$491,380
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2012-CR2, Class XA IO	1.799	08-15-45	3,811,005	137,849
Series 2012-CR3 Class XA IO	2.021	10-15-45	5,475,967	243,765
Series 2014-CR15, Class XA IO	1.093	02-10-47	5,744,355	184,242
Series 2014-CR20, Class A3	3.326	11-10-47	1,570,000	1,652,476
Series 2016-CR28, Class A3	3.495	02-10-49	350,000	373,261
Commercial Mortgage Trust (Citigroup/Deutsche Bank AG) Series 2018-COR3, Class XA IO	0.587	05-10-51	9,683,199	333,246
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2013-300P, Class D (D)(H)	4.540	08-10-30	880,000	921,647
Series 2013-LC13, Class B (D)(H)	5.009	08-10-46	220,000	238,178
Series 2017-PANW, Class A (D)	3.244	10-10-29	305,000	318,052
Credit Suisse Mortgage Capital Certificates Series 2019-ICE4, Class D (1 month LIBOR + 1.600%) (B)(D)	3.514	05-15-36	1,580,000	1,584,954
CSMC Trust Series 2019-AFC1, Class A1 (D)	2.573	07-25-49	1,022,292	1,021,705
Galton Funding Mortgage Trust Series 2018-1, Class A43 (D)(H)	3.500	11-25-57	296,048	299,634
GCAT LLC Series 2019-NQM1, Class A1 (D)	2.985	02-25-59	1,096,348	1,107,603
Great Wolf Trust Series 2017-WOLF, Class E (1 month LIBOR + 3.100%) (B)(D)	5.014	09-15-34	210,000	210,066
GS Mortgage Securities Trust
Series 2012-GC17, Class XA IO	2.355	05-10-45	5,428,185	171,148
Series 2015-590M, Class C (D)(H)	3.932	10-10-35	320,000	333,667
Series 2015-GC34, Class A4	3.506	10-10-48	425,000	453,346
Series 2016-RENT, Class D (D)(H)	4.202	02-10-29	630,000	637,312
Series 2017-485L, Class C (D)(H)	4.115	02-10-37	250,000	261,699
Series 2017-500K, Class F (1 month LIBOR + 1.800%) (B)(D)	3.714	07-15-32	215,000	215,269
Series 2017-500K, Class G (1 month LIBOR + 2.500%) (B)(D)	4.414	07-15-32	120,000	119,045
Series 2019-GC39, Class A2	3.457	05-10-52	1,035,000	1,093,685
Series 2019-GC40, Class A2	2.971	07-10-52	845,000	876,965
Series 2015-GC30, Class A3	3.119	05-10-50	805,000	842,052
Hilton Orlando Trust Series 2018-ORL, Class D (1 month LIBOR + 1.700%) (B)(D)	3.614	12-15-34	250,000	250,309
Hudsons Bay Simon JV Trust Series 2015-HBFL, Class DFL (1 month LIBOR + 3.900%) (B)(D)	6.145	08-05-34	210,000	209,811
IMT Trust
Series 2017-APTS, Class AFX (D)	3.478	06-15-34	330,000	346,600
Series 2017-APTS, Class CFX (D)(H)	3.613	06-15-34	400,000	410,069
IndyMac Index Mortgage Loan Trust
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	31

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2005-AR12, Class AX2 IO	1.328	07-25-35	3,403,565	$158,335
Series 2005-AR8, Class AX2 IO	1.353	05-25-35	3,453,959	204,061
Irvine Core Office Trust Series 2013-IRV, Class A2 (D)(H)	3.279	05-15-48	1,370,000	1,417,315
JPMBB Commercial Mortgage Securities Trust
Series 2015-C31, Class A3	3.801	08-15-48	420,000	454,617
Series 2016-C1, Class A4	3.311	03-15-49	300,000	317,269
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-HSBC, Class XA IO (D)	1.582	07-05-32	6,044,815	204,327
Series 2015-JP1, Class A4	3.650	01-15-49	500,000	538,419
Series 2018-PHH, Class A (1 month LIBOR + 0.910%) (B)(D)	2.824	06-15-35	411,861	411,861
KNDL Mortgage Trust Series 2019-KNSQ, Class D (1 month LIBOR + 1.350%) (B)(D)	3.271	05-15-36	350,000	350,002
Morgan Stanley Capital I Trust Series 2017-CLS, Class D (1 month LIBOR + 1.400%) (B)(D)	3.314	11-15-34	850,000	851,600
MSCG Trust Series 2016-SNR, Class D (D)	6.550	11-15-34	514,250	528,840
Natixis Commercial Mortgage Securities Trust
Series 2018-285M, Class D (D)(H)	3.917	11-15-32	240,000	245,877
Series 2018-ALXA, Class C (D)(H)	4.460	01-15-43	380,000	419,727
One Market Plaza Trust Series 2017-1MKT, Class D (D)	4.146	02-10-32	240,000	246,804
Seasoned Credit Risk Transfer Trust Series 2019-2, Class MA	3.500	08-25-58	1,085,876	1,136,852
Starwood Mortgage Residential Trust Series 2018-IMC1, Class A1 (D)(H)	3.793	03-25-48	235,349	237,504
Verus Securitization Trust Series 2018-3, Class A1 (D)(H)	4.108	10-25-58	822,955	832,952
VNDO Mortgage Trust Series 2013-PENN, Class D (D)(H)	4.079	12-13-29	844,000	851,350
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C (D)(H)	2.800	03-18-28	690,000	688,728
Series 2017-SMP, Class D (1 month LIBOR + 1.650%) (B)(D)	3.571	12-15-34	295,000	293,982
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class XA IO (D)	2.061	11-15-45	4,403,641	204,553
Series 2013-C16, Class B (H)	5.193	09-15-46	145,000	157,628
U.S. Government Agency 0.5%				11,429,196
Federal Home Loan Mortgage Corp.
Series K005, Class AX IO	1.707	11-25-19	1,226,185	12
Series K017, Class X1 IO	1.445	12-25-21	4,933,335	109,543
Series K021, Class X1 IO	1.563	06-25-22	287,890	9,265
Series K022, Class X1 IO	1.344	07-25-22	10,435,149	289,407
Series K040, Class A2	3.241	09-25-24	420,000	443,799
Series K043, Class A2	3.062	12-25-24	790,000	830,214
32	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series KIR3, Class A1	3.038	08-25-27	1,420,000	$1,499,537
Government National Mortgage Association
Series 2012-114, Class IO	0.768	01-16-53	2,245,521	103,461
Series 2016-174, Class IO	0.913	11-16-56	4,545,349	338,343
Series 2017-109, Class IO	0.610	04-16-57	5,758,398	293,951
Series 2017-124, Class IO	0.706	01-16-59	7,281,817	451,975
Series 2017-135, Class IO	0.838	10-16-58	4,822,244	314,384
Series 2017-140, Class IO	0.609	02-16-59	4,181,913	237,092
Series 2017-159, Class IO	0.544	06-16-59	5,907,530	305,548
Series 2017-169, Class IO	0.733	01-16-60	10,082,523	648,377
Series 2017-20, Class IO	0.747	12-16-58	6,954,137	404,714
Series 2017-22, Class IO	1.022	12-16-57	2,851,614	218,083
Series 2017-41, Class IO	0.792	07-16-58	5,383,129	328,584
Series 2017-46, Class IO	0.620	11-16-57	6,813,731	380,666
Series 2017-61, Class IO	0.766	05-16-59	3,184,866	215,445
Series 2018-081, Class IO	0.448	01-16-60	10,751,043	585,980
Series 2018-158, Class IO	0.727	05-16-61	6,653,675	496,099
Series 2018-35, Class IO	0.527	03-16-60	7,139,439	385,188
Series 2018-43, Class IO	0.576	05-16-60	11,195,001	637,610
Series 2018-68, Class IO	0.477	01-16-60	12,348,961	636,152
Series 2018-69, Class IO	0.536	04-16-60	10,689,318	631,800

Series 2018-9, Class IO	0.559	01-16-60	11,592,823	633,967
Asset backed securities 3.3%				$70,120,154
(Cost $68,947,363)
Asset backed securities 3.3%				70,120,154
AccessLex Institute
Series 2005-1, Class A4 (3 month LIBOR + 0.210%) (B)	2.369	06-22-37	380,595	364,363
Series 2006-1, Class A3 (3 month LIBOR + 0.200%) (B)	2.332	08-25-37	1,527,438	1,479,940
Series 2007-A, Class A3 (3 month LIBOR + 0.300%) (B)	2.432	05-25-36	574,749	565,183
Ally Master Owner Trust Series 2018-1, Class A2	2.700	01-17-23	2,125,000	2,145,708
Americredit Automobile Receivables Trust
Series 2018-2, Class C	3.590	06-18-24	485,000	501,749
Series 2018-3, Class C	3.740	10-18-24	395,000	412,587
Applebee's Funding LLC Series 2019-1A, Class A2I (D)	4.194	06-07-49	1,004,000	1,024,060
Arby's Funding LLC Series 2015-1A, Class A2 (D)	4.969	10-30-45	1,185,600	1,223,859
Avis Budget Rental Car Funding AESOP LLC
Series 2019-1A, Class A (D)	3.450	03-20-23	534,000	548,403
Series 2019-3A, Class A (D)	2.360	03-20-26	836,000	836,734
BRE Grand Islander Timeshare Issuer LLC Series 2019-A, Class A (D)	3.280	09-26-33	523,681	537,135
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	33

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
CLI Funding LLC Series 2018-1A, Class A (D)	4.030	04-18-43	1,365,071	$1,379,702
CNH Equipment Trust
Series 2017-C, Class A3	2.080	02-15-23	642,631	643,278
Series 2018-B, Class A3	3.190	11-15-23	1,050,000	1,069,910
Coinstar Funding LLC Series 2017-1A, Class A2 (D)	5.216	04-25-47	1,057,875	1,099,768
CWABS Asset-Backed Certificates Trust Series 2004-10, Class AF5B	4.560	02-25-35	135,583	135,717
DB Master Finance LLC
Series 2017-1A, Class A2I (D)	3.629	11-20-47	390,053	398,025
Series 2017-1A, Class A2II (D)	4.030	11-20-47	437,213	450,722
Series 2019-1A, Class A2I (D)	3.787	05-20-49	2,179,538	2,241,197
DLL LLC Series 2018-ST2, Class A3 (D)	3.460	01-20-22	705,000	713,889
Domino's Pizza Master Issuer LLC Series 2017-1A, Class A23 (D)	4.118	07-25-47	1,332,800	1,400,253
Driven Brands Funding LLC Series 2015-1A, Class A2 (D)	5.216	07-20-45	1,281,600	1,320,292
Enterprise Fleet Financing LLC Series 2018-3, Class A2 (D)	3.380	05-20-24	905,787	917,820
Evergreen Credit Card Trust Series 2018-1, Class A (D)	2.950	03-15-23	1,200,000	1,216,223
FOCUS Brands Funding LLC Series 2017-1A, Class A2I (D)	3.857	04-30-47	370,500	373,253
Ford Credit Auto Owner Trust
Series 2017-C, Class A4	2.160	03-15-23	715,000	718,342
Series 2018-B, Class A3	3.240	04-15-23	1,023,000	1,043,513
Ford Credit Floorplan Master Owner Trust
Series 2017-2, Class A1	2.160	09-15-22	1,275,000	1,277,070
Series 2018-3, Class A1	3.520	10-15-23	1,800,000	1,850,108
Series 2019-2, Class A	3.320	04-15-26	1,311,000	1,361,653
GMF Floorplan Owner Revolving Trust Series 2019-2, Class A (D)	2.900	04-15-26	1,225,000	1,261,915
Goal Capital Funding Trust Series 2005-2, Class A4 (3 month LIBOR + 0.200%) (B)	2.332	08-25-44	2,512,847	2,451,074
Golden Credit Card Trust Series 2018-4A, Class A (D)	3.440	10-15-25	920,000	969,516
Hilton Grand Vacations Trust
Series 2017-AA, Class A (D)	2.660	12-26-28	835,230	838,595
Series 2018-AA, Class A (D)	3.540	02-25-32	422,031	435,935
Jack In The Box Funding LLC
Series 2019-1A, Class A23 (D)	4.970	08-25-49	445,000	463,752
Series 2019-1A, Class A2I (D)	3.982	08-25-49	445,000	452,360
KeyCorp Student Loan Trust Series 2004-A, Class 1A2 (3 month LIBOR + 0.240%) (B)	2.496	10-27-42	535,215	513,266
34	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Laurel Road Prime Student Loan Trust Series 2019-A, Class A2FX (D)	2.730	10-25-48	295,000	$297,640
MelTel Land Funding LLC Series 2019-1A, Class A (D)	3.768	04-15-49	505,000	518,272
Mill City Mortgage Loan Trust Series 2018-3, Class A1 (D)(H)	3.500	08-25-58	420,620	432,957
MMAF Equipment Finance LLC
Series 2017-B, Class A3 (D)	2.210	10-17-22	831,713	832,862
Series 2019-A, Class A3 (D)	3.270	11-13-23	640,000	651,171
MVW Owner Trust
Series 2014-1A, Class A (D)	2.250	09-22-31	50,835	50,818
Series 2015-1A, Class A (D)	2.520	12-20-32	91,549	91,624
Series 2018-1A, Class A (D)	3.450	01-21-36	869,253	896,615
Navient Private Education Loan Trust Series 2016-AA, Class A2A (D)	3.910	12-15-45	368,898	383,783
Navient Private Education Refi Loan Trust Series 2019-FA, Class A2 (D)	2.660	08-15-68	1,139,000	1,143,329
New Residential Mortgage LLC
Series 2018-FNT1, Class A (D)	3.610	05-25-23	554,554	562,591
Series 2018-FNT2, Class A (D)	3.790	07-25-54	322,822	328,615
NextGear Floorplan Master Owner Trust
Series 2017-1A, Class A2 (D)	2.540	04-18-22	1,005,000	1,006,491
Series 2018-1A, Class A2 (D)	3.220	02-15-23	260,000	263,658
Series 2018-2A, Class A2 (D)	3.690	10-15-23	700,000	721,245
Nissan Auto Receivables Owner Trust Series 2018-C, Class A3	3.220	06-15-23	1,532,000	1,561,912
NRZ Excess Spread-Collateralized Notes
Series 2018-PLS1, Class A (D)	3.193	01-25-23	187,656	188,492
Series 2018-PLS2, Class A (D)	3.265	02-25-23	1,033,783	1,038,455
Oxford Finance Funding LLC Series 2019-1A, Class A2 (D)	4.459	02-15-27	348,000	356,985
PFS Financing Corp. Series 2018-B, Class A (D)	2.890	02-15-23	875,000	883,817
Renaissance Home Equity Loan Trust Series 2005-2, Class AF4	4.934	08-25-35	381,011	391,536
Santander Drive Auto Receivables Trust
Series 2018-2, Class C	3.350	07-17-23	480,000	485,606
Series 2018-3, Class C	3.510	08-15-23	1,125,000	1,139,594
SCF Equipment Leasing LLC Series 2019-1A, Class A2 (D)	3.230	10-20-24	372,000	375,618
Sesac Finance LLC Series 2019-1, Class A2 (D)	5.216	07-25-49	748,125	767,890
Sierra Timeshare Receivables Funding LLC
Series 2018-2A, Class A (D)	3.500	06-20-35	368,133	377,001
Series 2019-1A, Class A (D)	3.200	01-20-36	424,013	429,623
SMB Private Education Loan Trust
Series 2015-C, Class A2A (D)	2.750	07-15-27	333,223	335,583
Series 2019-B, Class A2A (D)	2.840	06-15-37	1,141,000	1,158,077
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	35

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Sonic Capital LLC Series 2016-1A, Class A2 (D)	4.472	05-20-46	371,720	$378,913
Structured Asset Securities Corp. Mortgage Loan Trust Series 2005-2XS, Class 2A2 (1 month LIBOR + 1.500%) (B)	3.600	02-25-35	120,904	122,627
SunTrust Student Loan Trust Series 2006-1A, Class A4 (3 month LIBOR + 0.190%) (B)(D)	2.126	10-28-37	1,403,228	1,362,754
Taco Bell Funding LLC Series 2018-1A, Class A2I (D)	4.318	11-25-48	1,191,993	1,225,213
TAL Advantage V LLC Series 2014-1A, Class A (D)	3.510	02-22-39	203,667	203,722
Towd Point Mortgage Trust
Series 2015-1, Class A5 (D)(H)	3.997	10-25-53	280,000	292,387
Series 2015-2, Class 1M2 (D)(H)	3.801	11-25-60	815,000	860,445
Series 2016-5, Class A1 (D)(H)	2.500	10-25-56	517,037	519,091
Series 2017-1, Class A1 (D)(H)	2.750	10-25-56	292,836	296,340
Series 2017-2, Class A1 (D)(H)	2.750	04-25-57	197,011	198,837
Series 2018-1, Class A1 (D)(H)	3.000	01-25-58	388,550	394,278
Series 2018-3, Class A1 (D)(H)	3.750	05-25-58	571,213	593,471
Series 2018-4, Class A1 (D)(H)	3.000	06-25-58	976,383	1,004,231
Series 2018-5, Class A1A (D)(H)	3.250	07-25-58	245,514	251,684
Series 2018-6, Class A1A (D)(H)	3.750	03-25-58	1,467,139	1,520,107
Series 2019-1, Class A1 (D)(H)	3.750	03-25-58	600,512	634,035
Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A (D)	2.560	11-25-31	2,418,000	2,475,856
Toyota Auto Receivables Owner Trust Series 2017-C, Class A4	1.980	12-15-22	790,000	790,706
Triton Container Finance V LLC Series 2018-1A, Class A (D)	3.950	03-20-43	521,833	524,867
Vantage Data Centers Issuer LLC Series 2018-1A, Class A2 (D)	4.072	02-16-43	516,250	536,375
VSE VOI Mortgage LLC Series 2017-A, Class A (D)	2.330	03-20-35	474,836	475,018
Wachovia Student Loan Trust Series 2006-1, Class B (3 month LIBOR + 0.240%) (B)(D)	2.180	04-25-40	139,471	130,600
Westgate Resorts LLC
Series 2015-2A, Class B (D)	4.000	07-20-28	94,176	93,988
Series 2016-1A, Class A (D)	3.500	12-20-28	152,250	152,894
Series 2017-1A, Class A (D)	3.050	12-20-30	265,103	266,509
Westlake Automobile Receivables Trust Series 2019-1A, Class C (D)	4.050	03-15-24	499,000	506,477

36	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 1.0%				$21,931,000
(Cost $21,931,000)
U.S. Government Agency 0.4%				9,670,000
Federal Agricultural Mortgage Corp. Discount Note	1.500	11-01-19	1,718,000	1,718,000
Federal Home Loan Bank Discount Note	1.500	11-01-19	7,952,000	7,952,000

	Par value^	Value
Repurchase agreement 0.6%		12,261,000
Barclays Tri-Party Repurchase Agreement dated 10-31-19 at 1.700% to be repurchased at $10,242,484 on 11-1-19, collateralized by $9,035,100 U.S. Treasury Bonds, 3.000% due 2-15-47 (valued at $10,447,432, including interest)	10,242,000	10,242,000
Repurchase Agreement with State Street Corp. dated 10-31-19 at 0.550% to be repurchased at $2,019,031 on 11-1-19, collateralized by $2,040,000 U.S. Treasury Notes, 1.875% due 1-31-22 (valued at $2,059,470, including interest)	2,019,000	2,019,000

Total investments (Cost $1,689,210,814) 100.1%	$2,150,409,802
Other assets and liabilities, net (0.1%)	(2,967,851)
Total net assets 100.0%	$2,147,441,951

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Non-income producing security.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	Security purchased or sold on a when-issued or delayed delivery basis.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Non-income producing - Issuer is in default.
(G)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(H)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	37

*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
At 10-31-19, the aggregate cost of investments for federal income tax purposes was $1,698,268,791. Net unrealized appreciation aggregated to $452,141,011, of which $485,844,509 related to gross unrealized appreciation and $33,703,498 related to gross unrealized depreciation.
38	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-19

Assets
Unaffiliated investments, at value (Cost $1,689,210,814)	$2,150,409,802
Cash	754
Dividends and interest receivable	7,466,456
Receivable for fund shares sold	12,796,280
Receivable for investments sold	17,432,171
Receivable for securities lending income	68
Other assets	144,771
Total assets	2,188,250,302
Liabilities
Payable for investments purchased	35,835,698
Payable for fund shares repurchased	4,065,030
Payable to affiliates
Accounting and legal services fees	182,648
Transfer agent fees	194,190
Distribution and service fees	314,097
Trustees' fees	1,903
Other liabilities and accrued expenses	214,785
Total liabilities	40,808,351
Net assets	$2,147,441,951
Net assets consist of
Paid-in capital	$1,674,824,620
Total distributable earnings (loss)	472,617,331
Net assets	$2,147,441,951

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	39

STATEMENT OF ASSETS AND LIABILITIES 10-31-19  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($1,063,084,787 ÷ 50,874,869 shares)[1]	$20.90
Class B ($11,339,255 ÷ 543,977 shares)[1]	$20.85
Class C ($350,566,225 ÷ 16,804,855 shares)[1]	$20.86
Class I ($469,372,212 ÷ 22,484,210 shares)	$20.88
Class R1 ($3,461,490 ÷ 164,896 shares)	$20.99
Class R2 ($4,179,085 ÷ 200,300 shares)	$20.86
Class R3 ($4,625,209 ÷ 220,854 shares)	$20.94
Class R4 ($12,558,660 ÷ 598,111 shares)	$21.00
Class R5 ($2,156,873 ÷ 102,896 shares)	$20.96
Class R6 ($226,098,155 ÷ 10,814,404 shares)	$20.91
Maximum offering price per share
Class A (net asset value per share ÷ 95.5%)[2]	$21.88

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
40	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended  10-31-19

Investment income
Interest	$28,328,034
Dividends	23,734,888
Securities lending	211,095
Less foreign taxes withheld	(188,377)
Total investment income	52,085,640
Expenses
Investment management fees	11,663,212
Distribution and service fees	6,688,596
Accounting and legal services fees	434,342
Transfer agent fees	2,073,343
Trustees' fees	36,866
Custodian fees	249,286
State registration fees	187,976
Printing and postage	175,390
Professional fees	93,515
Other	60,413
Total expenses	21,662,939
Less expense reductions	(159,376)
Net expenses	21,503,563
Net investment income	30,582,077
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	17,675,740
Affiliated investments	3,125
17,678,865
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	165,235,381
Affiliated investments	28
165,235,409
Net realized and unrealized gain	182,914,274
Increase in net assets from operations	$213,496,351
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	41

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-19	Year ended 10-31-18
Increase (decrease) in net assets
From operations
Net investment income	$30,582,077	$29,034,221
Net realized gain	17,678,865	118,115,403
Change in net unrealized appreciation (depreciation)	165,235,409	(94,677,558)
Increase in net assets resulting from operations	213,496,351	52,472,066
Distributions to shareholders
From earnings
Class A	(60,142,315)	(32,473,824)
Class B	(1,158,730)	(1,015,533)
Class C	(25,200,789)	(15,845,991)
Class I	(33,159,374)	(17,490,953)
Class R1	(235,667)	(152,918)
Class R2	(253,240)	(135,910)
Class R3	(324,186)	(183,025)
Class R4	(1,184,133)	(922,438)
Class R5	(163,936)	(215,015)
Class R6	(13,119,592)	(6,630,750)
Total distributions	(134,941,962)	(75,066,357)
From fund share transactions	166,475,730	(6,427,872)
Total increase (decrease)	245,030,119	(29,022,163)
Net assets
Beginning of year	1,902,411,832	1,931,433,995
End of year	$2,147,441,951	$1,902,411,832
42	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15
Per share operating performance
Net asset value, beginning of period	$20.18	$20.40	$18.29	$18.56	$19.34
Net investment income[1]	0.32	0.32	0.32	0.32	0.36
Net realized and unrealized gain (loss) on investments	1.84	0.28	2.12	0.25	(0.19)
Total from investment operations	2.16	0.60	2.44	0.57	0.17
Less distributions
From net investment income	(0.33)	(0.34)	(0.33)	(0.32)	(0.40)
From net realized gain	(1.11)	(0.48)	—	(0.52)	(0.55)
Total distributions	(1.44)	(0.82)	(0.33)	(0.84)	(0.95)
Net asset value, end of period	$20.90	$20.18	$20.40	$18.29	$18.56
Total return (%)[2,3]	11.63	2.89	13.41	3.26	0.98
Ratios and supplemental data
Net assets, end of period (in millions)	$1,063	$832	$817	$866	$808
Ratios (as a percentage of average net assets):
Expenses before reductions	1.08	1.07	1.08	1.09	1.09
Expenses including reductions	1.07	1.06	1.08	1.09	1.09
Net investment income	1.60	1.57	1.62	1.77	1.92
Portfolio turnover (%)	76	58	52	47	49

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	43

CLASS B SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15
Per share operating performance
Net asset value, beginning of period	$20.13	$20.36	$18.25	$18.52	$19.30
Net investment income[1]	0.19	0.18	0.18	0.19	0.23
Net realized and unrealized gain (loss) on investments	1.83	0.26	2.12	0.25	(0.19)
Total from investment operations	2.02	0.44	2.30	0.44	0.04
Less distributions
From net investment income	(0.19)	(0.19)	(0.19)	(0.19)	(0.27)
From net realized gain	(1.11)	(0.48)	—	(0.52)	(0.55)
Total distributions	(1.30)	(0.67)	(0.19)	(0.71)	(0.82)
Net asset value, end of period	$20.85	$20.13	$20.36	$18.25	$18.52
Total return (%)[2,3]	10.88	2.13	12.66	2.54	0.27
Ratios and supplemental data
Net assets, end of period (in millions)	$11	$20	$36	$49	$67
Ratios (as a percentage of average net assets):
Expenses before reductions	1.78	1.77	1.78	1.79	1.79
Expenses including reductions	1.77	1.76	1.78	1.79	1.78
Net investment income	0.93	0.88	0.93	1.08	1.23
Portfolio turnover (%)	76	58	52	47	49

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
44	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15
Per share operating performance
Net asset value, beginning of period	$20.15	$20.37	$18.26	$18.53	$19.31
Net investment income[1]	0.18	0.18	0.18	0.19	0.23
Net realized and unrealized gain (loss) on investments	1.83	0.27	2.12	0.25	(0.19)
Total from investment operations	2.01	0.45	2.30	0.44	0.04
Less distributions
From net investment income	(0.19)	(0.19)	(0.19)	(0.19)	(0.27)
From net realized gain	(1.11)	(0.48)	—	(0.52)	(0.55)
Total distributions	(1.30)	(0.67)	(0.19)	(0.71)	(0.82)
Net asset value, end of period	$20.86	$20.15	$20.37	$18.26	$18.53
Total return (%)[2,3]	10.81	2.18	12.65	2.54	0.27
Ratios and supplemental data
Net assets, end of period (in millions)	$351	$400	$499	$507	$501
Ratios (as a percentage of average net assets):
Expenses before reductions	1.78	1.77	1.78	1.79	1.79
Expenses including reductions	1.77	1.76	1.78	1.79	1.78
Net investment income	0.91	0.87	0.93	1.07	1.22
Portfolio turnover (%)	76	58	52	47	49

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	45

CLASS I SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15
Per share operating performance
Net asset value, beginning of period	$20.16	$20.39	$18.28	$18.55	$19.33
Net investment income[1]	0.38	0.38	0.37	0.37	0.42
Net realized and unrealized gain (loss) on investments	1.84	0.27	2.12	0.26	(0.19)
Total from investment operations	2.22	0.65	2.49	0.63	0.23
Less distributions
From net investment income	(0.39)	(0.40)	(0.38)	(0.38)	(0.46)
From net realized gain	(1.11)	(0.48)	—	(0.52)	(0.55)
Total distributions	(1.50)	(0.88)	(0.38)	(0.90)	(1.01)
Net asset value, end of period	$20.88	$20.16	$20.39	$18.28	$18.55
Total return (%)[2]	11.98	3.16	13.77	3.59	1.31
Ratios and supplemental data
Net assets, end of period (in millions)	$469	$454	$522	$233	$195
Ratios (as a percentage of average net assets):
Expenses before reductions	0.79	0.78	0.77	0.78	0.78
Expenses including reductions	0.78	0.77	0.77	0.78	0.77
Net investment income	1.90	1.85	1.91	2.09	2.23
Portfolio turnover (%)	76	58	52	47	49

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
46	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R1 SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15
Per share operating performance
Net asset value, beginning of period	$20.26	$20.48	$18.36	$18.62	$19.41
Net investment income[1]	0.26	0.26	0.25	0.26	0.30
Net realized and unrealized gain (loss) on investments	1.84	0.27	2.13	0.26	(0.20)
Total from investment operations	2.10	0.53	2.38	0.52	0.10
Less distributions
From net investment income	(0.26)	(0.27)	(0.26)	(0.26)	(0.34)
From net realized gain	(1.11)	(0.48)	—	(0.52)	(0.55)
Total distributions	(1.37)	(0.75)	(0.26)	(0.78)	(0.89)
Net asset value, end of period	$20.99	$20.26	$20.48	$18.36	$18.62
Total return (%)[2]	11.24	2.52	13.03	2.95	0.58
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$4	$5	$6	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	1.41	1.41	1.43	1.44	1.44
Expenses including reductions	1.40	1.40	1.42	1.43	1.43
Net investment income	1.28	1.23	1.29	1.43	1.59
Portfolio turnover (%)	76	58	52	47	49

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	47

CLASS R2 SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15
Per share operating performance
Net asset value, beginning of period	$20.15	$20.37	$18.27	$18.53	$19.33
Net investment income[1]	0.30	0.30	0.31	0.29	0.34
Net realized and unrealized gain (loss) on investments	1.83	0.28	2.10	0.27	(0.19)
Total from investment operations	2.13	0.58	2.41	0.56	0.15
Less distributions
From net investment income	(0.31)	(0.32)	(0.31)	(0.30)	(0.40)
From net realized gain	(1.11)	(0.48)	—	(0.52)	(0.55)
Total distributions	(1.42)	(0.80)	(0.31)	(0.82)	(0.95)
Net asset value, end of period	$20.86	$20.15	$20.37	$18.27	$18.53
Total return (%)[2]	11.48	2.79	13.27	3.23	0.86
Ratios and supplemental data
Net assets, end of period (in millions)	$4	$4	$4	$8	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.17	1.18	1.18	1.19	1.17
Expenses including reductions	1.17	1.17	1.17	1.18	1.17
Net investment income	1.51	1.47	1.58	1.63	1.84
Portfolio turnover (%)	76	58	52	47	49

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
48	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R3 SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15
Per share operating performance
Net asset value, beginning of period	$20.22	$20.45	$18.33	$18.59	$19.38
Net investment income[1]	0.27	0.28	0.27	0.27	0.32
Net realized and unrealized gain (loss) on investments	1.84	0.27	2.13	0.27	(0.20)
Total from investment operations	2.11	0.55	2.40	0.54	0.12
Less distributions
From net investment income	(0.28)	(0.30)	(0.28)	(0.28)	(0.36)
From net realized gain	(1.11)	(0.48)	—	(0.52)	(0.55)
Total distributions	(1.39)	(0.78)	(0.28)	(0.80)	(0.91)
Net asset value, end of period	$20.94	$20.22	$20.45	$18.33	$18.59
Total return (%)[2]	11.34	2.64	13.17	3.07	0.69
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$5	$5	$4	$19
Ratios (as a percentage of average net assets):
Expenses before reductions	1.32	1.28	1.33	1.32	1.33
Expenses including reductions	1.32	1.27	1.32	1.32	1.32
Net investment income	1.37	1.36	1.37	1.50	1.68
Portfolio turnover (%)	76	58	52	47	49

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	49

CLASS R4 SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15
Per share operating performance
Net asset value, beginning of period	$20.27	$20.49	$18.36	$18.63	$19.41
Net investment income[1]	0.35	0.35	0.35	0.35	0.39
Net realized and unrealized gain (loss) on investments	1.85	0.28	2.13	0.25	(0.19)
Total from investment operations	2.20	0.63	2.48	0.60	0.20
Less distributions
From net investment income	(0.36)	(0.37)	(0.35)	(0.35)	(0.43)
From net realized gain	(1.11)	(0.48)	—	(0.52)	(0.55)
Total distributions	(1.47)	(0.85)	(0.35)	(0.87)	(0.98)
Net asset value, end of period	$21.00	$20.27	$20.49	$18.36	$18.63
Total return (%)[2]	11.79	3.03	13.64	3.41	1.15
Ratios and supplemental data
Net assets, end of period (in millions)	$13	$17	$24	$30	$19
Ratios (as a percentage of average net assets):
Expenses before reductions	1.03	1.03	1.03	1.03	1.04
Expenses including reductions	0.92	0.92	0.92	0.92	0.93
Net investment income	1.77	1.70	1.79	1.93	2.06
Portfolio turnover (%)	76	58	52	47	49

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
50	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R5 SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15
Per share operating performance
Net asset value, beginning of period	$20.24	$20.47	$18.34	$18.60	$19.39
Net investment income[1]	0.39	0.40	0.39	0.38	0.44
Net realized and unrealized gain (loss) on investments	1.84	0.26	2.13	0.26	(0.21)
Total from investment operations	2.23	0.66	2.52	0.64	0.23
Less distributions
From net investment income	(0.40)	(0.41)	(0.39)	(0.38)	(0.47)
From net realized gain	(1.11)	(0.48)	—	(0.52)	(0.55)
Total distributions	(1.51)	(0.89)	(0.39)	(0.90)	(1.02)
Net asset value, end of period	$20.96	$20.24	$20.47	$18.34	$18.60
Total return (%)[2]	11.98	3.19	13.88	3.68	1.30
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2	$2	$2	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.73	0.73	0.73	0.73	0.73
Expenses including reductions	0.72	0.72	0.72	0.72	0.72
Net investment income	1.95	1.96	1.97	2.14	2.29
Portfolio turnover (%)	76	58	52	47	49

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Balanced Fund	51

CLASS R6 SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15
Per share operating performance
Net asset value, beginning of period	$20.19	$20.41	$18.30	$18.56	$19.35
Net investment income[1]	0.40	0.41	0.39	0.39	0.44
Net realized and unrealized gain (loss) on investments	1.84	0.27	2.12	0.27	(0.20)
Total from investment operations	2.24	0.68	2.51	0.66	0.24
Less distributions
From net investment income	(0.41)	(0.42)	(0.40)	(0.40)	(0.48)
From net realized gain	(1.11)	(0.48)	—	(0.52)	(0.55)
Total distributions	(1.52)	(0.90)	(0.40)	(0.92)	(1.03)
Net asset value, end of period	$20.91	$20.19	$20.41	$18.30	$18.56
Total return (%)[2]	12.07	3.30	13.87	3.76	1.38
Ratios and supplemental data
Net assets, end of period (in millions)	$226	$166	$18	$7	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	0.68	0.68	0.68	0.69	0.69
Expenses including reductions	0.67	0.67	0.67	0.66	0.67
Net investment income	2.00	1.98	1.97	2.19	2.34
Portfolio turnover (%)	76	58	52	47	49

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
52	JOHN HANCOCK Balanced Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Balanced Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek current income, long-term growth of capital and income and preservation of capital.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class B shares convert to Class A shares eight years after purchase. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
ANNUAL REPORT | JOHN HANCOCK Balanced Fund	53

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of October 31, 2019, by major security category or type:
	Total value at 10-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks	$1,243,671,622	$1,199,327,191	$44,344,431	—
Preferred securities	2,101,024	2,101,024	—	—
U.S. Government and Agency obligations	388,133,862	—	388,133,862	—
Foreign government obligations	3,503,511	—	3,503,511	—
Corporate bonds	369,034,298	—	369,034,298	—
Term loans	193,004	—	193,004	—
Collateralized mortgage obligations	51,721,327	—	51,721,327	—
Asset backed securities	70,120,154	—	70,120,154	—
Short-term investments	21,931,000	—	21,931,000	—
Total investments in securities	$2,150,409,802	$1,201,428,215	$948,981,587	—
54	JOHN HANCOCK Balanced Fund | ANNUAL REPORT

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through
ANNUAL REPORT | JOHN HANCOCK Balanced Fund	55

lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations. As of October 31, 2019, there were no securities on loan.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2019, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2019 were $6,682.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
56	JOHN HANCOCK Balanced Fund | ANNUAL REPORT

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of October 31, 2019, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2019 and 2018 was as follows:
	October 31, 2019	October 31, 2018
Ordinary income	$30,946,515	$30,280,719
Long-term capital gains	103,995,447	44,785,638
Total	$134,941,962	$75,066,357
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2019, the components of distributable earnings on a tax basis consisted of $20,163,818 of undistributed ordinary income and $312,502 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities and wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
ANNUAL REPORT | JOHN HANCOCK Balanced Fund	57

Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC). Prior to June 28, 2019, the Advisor was known as John Hancock Advisers, LLC and the Distributor was known as John Hancock Funds, LLC.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.600% of the first $2 billion of the fund’s average daily net assets and (b) 0.550% of the fund’s average daily net assets in excess of $2 billion. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. Prior to May 7, 2019, Manulife Investment Management (US) LLC was known as John Hancock Asset Management, a division of Manulife Asset Management (US) LLC.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2019, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended October 31, 2019, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$65,842
Class B	1,071
Class C	27,358
Class I	32,565
Class R1	261
Class R2	284
Class	Expense reduction
Class R3	$357
Class R4	1,199
Class R5	162
Class R6	13,961
Total	$143,060

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2019, were equivalent to a net annual effective rate of 0.59% of the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2019 amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to
58	JOHN HANCOCK Balanced Fund | ANNUAL REPORT

the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class B	1.00%	—
Class C	1.00%	—
Class R1	0.50%	0.25%
Class R2	0.25%	0.25%
Class R3	0.50%	0.15%
Class R4	0.25%	0.10%
Class R5	—	0.05%
The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on February 29, 2020, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $16,316 for Class R4 shares for the year ended October 31, 2019.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,386,255 for the year ended October 31, 2019. Of this amount, $210,886 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,174,815 was paid as sales commissions to broker-dealers and $554 was paid as sales commissions to sales personnel of Signator Investors, Inc., which had been a broker-dealer affiliate of the Advisor through November 2, 2018. Effective August 1, 2019, the maximum front-end sales charge on the fund's Class A shares was reduced from 5.00% to 4.50%.
Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2019, CDSCs received by the Distributor amounted to $27,650, $619 and $25,324 for Class A, Class B and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
ANNUAL REPORT | JOHN HANCOCK Balanced Fund	59

Class level expenses. Class level expenses for the year ended October 31, 2019 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$2,684,029	$1,044,155
Class B	146,059	16,933
Class C	3,723,568	433,278
Class I	—	550,526
Class R1	26,082	461
Class R2	19,143	499
Class R3	31,413	628
Class R4	57,204	2,111
Class R5	1,098	287
Class R6	—	24,465
Total	$6,688,596	$2,073,343
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$2,261,650	1	2.35%	$148
Note 5—Fund share transactions
Transactions in fund shares for the years ended October 31, 2019 and 2018 were as follows:
	Year Ended 10-31-19		Year Ended 10-31-18
	Shares	Amount	Shares	Amount
Class A shares
Sold	17,827,152	$358,821,353	7,937,727	$163,693,129
Distributions reinvested	3,122,194	58,256,341	1,536,847	31,468,641
Repurchased	(11,296,619)	(226,124,337)	(8,290,497)	(171,038,576)
Net increase	9,652,727	$190,953,357	1,184,077	$24,123,194
Class B shares
Sold	16,564	$322,658	28,425	$587,983
Distributions reinvested	58,403	1,077,248	45,954	939,052
Repurchased	(502,719)	(9,879,867)	(854,039)	(17,570,718)
Net decrease	(427,752)	$(8,479,961)	(779,660)	$(16,043,683)
60	JOHN HANCOCK Balanced Fund | ANNUAL REPORT

	Year Ended 10-31-19		Year Ended 10-31-18
	Shares	Amount	Shares	Amount
Class C shares
Sold	2,480,805	$48,929,991	2,026,713	$41,766,358
Distributions reinvested	1,227,779	22,711,974	699,570	14,305,795
Repurchased	(6,780,942)	(134,084,859)	(7,325,955)	(150,597,273)
Net decrease	(3,072,358)	$(62,442,894)	(4,599,672)	$(94,525,120)
Class I shares
Sold	6,623,345	$130,794,097	7,398,615	$153,552,750
Distributions reinvested	1,533,965	28,603,840	720,623	14,745,827
Repurchased	(8,166,157)	(159,008,781)	(11,240,856)	(230,337,075)
Net increase (decrease)	(8,847)	$389,156	(3,121,618)	$(62,038,498)
Class R1 shares
Sold	33,297	$664,078	45,997	$948,955
Distributions reinvested	8,551	159,757	4,441	91,301
Repurchased	(53,428)	(1,080,583)	(124,105)	(2,564,354)
Net decrease	(11,580)	$(256,748)	(73,667)	$(1,524,098)
Class R2 shares
Sold	87,369	$1,742,276	72,435	$1,495,446
Distributions reinvested	9,875	183,805	5,077	103,759
Repurchased	(75,682)	(1,516,988)	(90,003)	(1,849,554)
Net increase (decrease)	21,562	$409,093	(12,491)	$(250,349)
Class R3 shares
Sold	43,765	$857,483	37,012	$768,367
Distributions reinvested	17,390	324,185	8,920	183,026
Repurchased	(70,338)	(1,426,239)	(50,596)	(1,043,507)
Net decrease	(9,183)	$(244,571)	(4,664)	$(92,114)
Class R4 shares
Sold	157,092	$3,050,177	293,599	$6,114,929
Distributions reinvested	63,247	1,184,133	44,872	922,438
Repurchased	(475,729)	(9,619,372)	(675,897)	(14,098,487)
Net decrease	(255,390)	$(5,385,062)	(337,426)	$(7,061,120)
Class R5 shares
Sold	22,394	$435,832	469,722	$9,812,433
Distributions reinvested	8,113	151,971	10,196	209,486
Repurchased	(37,103)	(744,884)	(473,565)	(9,606,296)
Net increase (decrease)	(6,596)	$(157,081)	6,353	$415,623
ANNUAL REPORT | JOHN HANCOCK Balanced Fund	61

	Year Ended 10-31-19		Year Ended 10-31-18
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	3,882,257	$77,589,248	8,555,828	$175,559,063
Distributions reinvested	696,880	13,056,458	323,659	6,628,030
Repurchased	(1,972,647)	(38,955,265)	(1,534,248)	(31,618,800)
Net increase	2,606,490	$51,690,441	7,345,239	$150,568,293
Total net increase (decrease)	8,489,073	$166,475,730	(393,529)	$(6,427,872)
Affiliates of the fund owned 2% of shares of Class R6 on October 31, 2019. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $643,697,518 and $628,348,819, respectively, for the year ended October 31, 2019. Purchases and sales of U.S. Treasury obligations aggregated $891,261,269 and $852,372,809, respectively, for the year ended October 31, 2019.
Note 7—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
					Dividends and distributions
Affiliate	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
John Hancock Collateral Trust*	216,812	13,083,527	(13,300,339)	—	—	—	$3,125	$28	—

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 8—Interfund trading
The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2019, the fund engaged in securities sales amounting to $5,107,482.
62	JOHN HANCOCK Balanced Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Balanced Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock Balanced Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, agent bank and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2019
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK BALANCED FUND	63

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2019.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund paid $103,995,447 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2019 Form 1099-DIV in early 2020. This will reflect the tax character of all distributions paid in calendar year 2019.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
64	JOHN HANCOCK BALANCED FUND | ANNUAL REPORT

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor, formerly known as "John Hancock Advisers, LLC") and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor, formerly known as "John Hancock Asset Management a division of Manulife Asset Management (US) LLC") for John Hancock Balanced Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-26, 2019 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 28-30, 2019.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-26, 2019, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements

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and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

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(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2018. The Board also noted that the fund outperformed its peer group average for the one-,three-, five- and ten-year periods ended December 31, 2018. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the one-, three-, five- and ten-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and net total expenses for the fund are lower than the peer group median.

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The Board took into account management's discussion of the fund's expenses, including actions taken to reduce expenses of a certain share class. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       68

(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or

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investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and

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(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	207
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	207
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	207
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	207
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	1986	207
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	207
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	207
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women's Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2012	207
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	1994	207
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2009	207
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       73

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	207
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	207
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       74

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       75

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

* Member of the Audit Committee
† Non-Independent Trustee

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Manulife Investment Management (US) LLC

Portfolio Managers

Jeffrey N. Given, CFA
Michael J. Scanlon, Jr., CFA
Lisa A. Welch[1]

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

[1] Effective June 1, 2020, Lisa A. Welch will no longer serve as a portfolio manager of the fund. Effective December 31, 2019, Susan A. Curry will be added as a portfolio manager for the fund.

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 2000 Crown Colony Drive Suite 55913 Quincy, MA 02169-0953

ANNUAL REPORT   |   JOHN HANCOCK BALANCED FUND       76

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Disciplined Alternative Yield

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Balanced Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1003827	36A 10/19 12/19

John Hancock

Fundamental Large Cap Core Fund

Annual report 10/31/19

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A, Class B and Class C shares) or 888-972-8696 (Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

It was a volatile time for stock investors in the United States during the 12 months ended October 31, 2019, although many segments of the market delivered attractive absolute returns for the period. Uncertainty surrounding trade with China, the impeachment inquiry against President Trump, and the broader health of the global economy led to some dramatic swings in performance. Investors, who had generally shunned riskier assets in the final months of 2018, regained their risk appetites in the first half of 2019. Despite setbacks in May and August, the markets closed the period on record highs. Against this backdrop, the U.S. Federal Reserve pivoted from raising short-term interest rates to an easing stance, cutting interest rates three times in the latter half of the period.

While the economic fundamentals in the United States appear fairly solid, with a strong labor market and a confident consumer base, there are sure to be patches of market turbulence as the year goes on, particularly if the likelihood of a recession is perceived to increase. As always, your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Fundamental Large Cap Core Fund

2	Your fund at a glance
4	Manager's discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund's investments
14	Financial statements
18	Financial highlights
29	Notes to financial statements
39	Report of independent registered public accounting firm
40	Tax information
41	Continuation of investment advisory and subadvisory agreements
48	Trustees and Officers
52	More information

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/19 (%)

Class A shares (without sales charge)
S&P 500 Index
Morningstar large blend fund category average
13.23
14.33
12.44
11.86
14.91
13.12
8.92
10.78
8.66
11.17
13.70
11.64
1 year
3 year
5 year
10 year

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses and sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Stocks rallied despite volatility

Interest-rate cuts as well as better-than-expected U.S. economic data and corporate earnings drove a strong gain for the fund's benchmark, the S&P 500 Index.

The fund underperformed its benchmark

Disappointing sector allocations largely offset security selection as the fund failed to keep pace with its benchmark.

Stock picks in the industrials and consumer discretionary sectors stood out

Stock picks in industrials disappointed, while security selection in the consumer discretionary sector helped the most.

SECTOR COMPOSITION AS OF 10/31/19 (%)

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       3

Manager's discussion of fund performance

What was the market backdrop like during the 12 months ended October 31, 2019?

It was volatile but ultimately a positive period for equities. Stocks plunged in late 2018 amid escalating trade war fears and disappointing global economic growth. However, the fund's benchmark, the S&P 500 Index, rebounded early in 2019, buoyed by the U.S. Federal Reserve's (Fed's) decision to pause its interest-rate hikes, progress in trade talks between the United States and China, and better-than-expected U.S. economic data. The market sank again in May amid renewed trade war concerns, but recovered in anticipation of the Fed's late-July decision to lower its short-term interest-rate target. Two more interest-rate cuts, along with better-than-expected U.S. economic data and corporate earnings, helped drive the S&P 500 Index's 14.33% gain for the period.

Against this backdrop, how did the fund fare?

The fund underperformed its benchmark, as disappointing sector allocations offset favorable security selection. One of the largest detractors was General Electric Company (GE), which was pressured by disappointing results in its power generation business and persistent concerns around its long-term care business. We eliminated GE from the fund in August, missing out on a late-period recovery. A small overweight in energy, lack of exposure to utilities, and stock picks in communication services also nicked relative performance. Within communication

TOP 10 HOLDINGS AS OF 10/31/19 (%)

Amazon.com, Inc.	7.0
Apple, Inc.	5.4
Bank of America Corp.	4.9
Facebook, Inc., Class A	4.9
Alphabet, Inc., Class A	4.4
Lennar Corp., A Shares	4.0
Citigroup, Inc.	3.8
Morgan Stanley	3.7
Cheniere Energy, Inc.	3.4
Anheuser-Busch InBev SA, ADR	3.1
TOTAL	44.6
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       4

services, a nonbenchmark position in online car shopping site CarGurus, Inc. fell amid worries over increased competition, a slowdown in U.S. user engagement, and a Google algorithm change expected to hinder near-term revenue growth. Elsewhere, weak commodity prices pressured shares of global energy services company Schlumberger NV, and we exited the stock.

Stock picks in the consumer discretionary sector gave the biggest boost, led by home builder Lennar Corp., an overweight that benefited from accelerating new home orders and lower mortgage rates. Also, a nonindex stake in mattress company Tempur Sealy International, Inc. gained from strong demand for its products and news of a new contract with Mattress Firm, the largest mattress retailer in the United States. Elsewhere, a nonindex position in cloud-based software provider Workday, Inc. rallied as more companies moved to the cloud for increased efficiency.

How is the fund positioned at period end?

Our bottom-up focus remains on financially sound companies with competitive advantages, the ability to generate substantial cash flow over sustained periods and attractive stock prices relative to our estimate of intrinsic value. At period end, the fund held a balanced mix of businesses that have secular, cyclical (or economically sensitive), and stable earnings growth characteristics, with reduced exposure to the consumer discretionary and industrials sectors and an increase in consumer staples.

MANAGED BY

Emory W. (Sandy) Sanders, Jr., CFA On the fund since 2011 Investing since 1997
Jonathan T. White, CFA On the fund since 2015 Investing since 1997

The views expressed in this report are exclusively those of Emory W. (Sandy) Sanders, Jr., CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       5

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  OCTOBER 31, 2019

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	7.56	7.80	10.60	45.60	173.93
Class B	7.49	7.80	10.51	45.60	171.62
Class C	11.40	8.10	10.34	47.62	167.51
Class I1	13.51	9.19	11.50	55.24	196.98
Class R1[1]	12.81	8.49	10.77	50.32	178.23
Class R2[1,2]	13.09	8.76	11.10	52.19	186.49
Class R3[1]	12.94	8.62	10.87	51.19	180.66
Class R4[1]	13.35	9.03	11.27	54.06	190.93
Class R5[1]	13.60	9.25	11.53	55.64	197.70
Class R6[1,2]	13.63	9.31	11.51	56.08	197.31
Class NAV[1,2]	13.65	9.13	11.28	54.77	191.19
Index†	14.33	10.78	13.70	66.81	260.96

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until February 29, 2020, and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class NAV
Gross (%)	1.03	1.78	1.78	0.79	1.43	1.18	1.33	1.03	0.73	0.68	0.67
Net (%)	1.02	1.77	1.77	0.78	1.42	1.17	1.32	0.92	0.72	0.67	0.66

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the S&P 500 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       6

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Fundamental Large Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the S&P 500 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B3	10-31-09	27,162	27,162	36,096
Class C3	10-31-09	26,751	26,751	36,096
Class I1	10-31-09	29,698	29,698	36,096
Class R1[1]	10-31-09	27,823	27,823	36,096
Class R2[1,2]	10-31-09	28,649	28,649	36,096
Class R3[1]	10-31-09	28,066	28,066	36,096
Class R4[1]	10-31-09	29,093	29,093	36,096
Class R5[1]	10-31-09	29,770	29,770	36,096
Class R6[1,2]	10-31-09	29,731	29,731	36,096
Class NAV[1,2]	10-31-09	29,119	29,119	36,096

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	For certain types of investors, as described in the fund's prospectuses.
2	Class R2 shares were first offered on 3-1-12; Class R6 shares were first offered on 9-1-11; Class NAV shares were first offered on 2-8-17. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs,
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2019, with the same investment held until October 31, 2019.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2019, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2019, with the same investment held until October 31, 2019. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2019	Ending value on 10-31-2019	Expenses paid during period ended 10-31-2019[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,014.40	$5.18	1.02%
	Hypothetical example	1,000.00	1,020.10	5.19	1.02%
Class B	Actual expenses/actual returns	1,000.00	1,010.50	8.97	1.77%
	Hypothetical example	1,000.00	1,016.30	9.00	1.77%
Class C	Actual expenses/actual returns	1,000.00	1,010.50	8.97	1.77%
	Hypothetical example	1,000.00	1,016.30	9.00	1.77%
Class I	Actual expenses/actual returns	1,000.00	1,015.60	3.96	0.78%
	Hypothetical example	1,000.00	1,021.30	3.97	0.78%
Class R1	Actual expenses/actual returns	1,000.00	1,012.50	7.15	1.41%
	Hypothetical example	1,000.00	1,018.10	7.17	1.41%
Class R2	Actual expenses/actual returns	1,000.00	1,013.80	5.94	1.17%
	Hypothetical example	1,000.00	1,019.30	5.95	1.17%
Class R3	Actual expenses/actual returns	1,000.00	1,013.00	6.60	1.30%
	Hypothetical example	1,000.00	1,018.70	6.61	1.30%
Class R4	Actual expenses/actual returns	1,000.00	1,015.00	4.67	0.92%
	Hypothetical example	1,000.00	1,020.60	4.69	0.92%
Class R5	Actual expenses/actual returns	1,000.00	1,016.20	3.61	0.71%
	Hypothetical example	1,000.00	1,021.60	3.62	0.71%
Class R6	Actual expenses/actual returns	1,000.00	1,016.20	3.40	0.67%
	Hypothetical example	1,000.00	1,021.80	3.41	0.67%
Class NAV	Actual expenses/actual returns	1,000.00	1,016.20	3.30	0.65%
	Hypothetical example	1,000.00	1,021.90	3.31	0.65%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	9

Fund’s investments
AS OF 10-31-19
	Shares	Value
Common stocks 97.8%		$5,017,171,812
(Cost $3,548,222,136)
Communication services 17.2%		881,698,640
Entertainment 3.2%
Liberty Media Corp.-Liberty Formula One, Series C (A)	2,063,008	87,677,840
The Walt Disney Company	573,402	74,496,388
Interactive media and services 10.7%
Alphabet, Inc., Class A (A)	179,604	226,085,515
CarGurus, Inc. (A)	2,260,661	75,935,603
Facebook, Inc., Class A (A)	1,300,917	249,320,743
Media 3.3%
Comcast Corp., Class A	1,572,076	70,460,446
Fox Corp., Class A	7,355	235,654
Fox Corp., Class B	3,120,565	97,486,451
Consumer discretionary 15.8%		810,647,090
Household durables 5.7%
Lennar Corp., A Shares	3,403,615	202,855,454
Tempur Sealy International, Inc. (A)	1,001,819	91,115,438
Internet and direct marketing retail 7.7%
Amazon.com, Inc. (A)	200,920	356,966,527
eBay, Inc.	1,068,737	37,672,979
Leisure products 1.7%
Polaris, Inc.	861,889	85,025,350
Textiles, apparel and luxury goods 0.7%
Ralph Lauren Corp.	385,294	37,011,342
Consumer staples 9.5%		487,146,948
Beverages 5.1%
Anheuser-Busch InBev SA, ADR	1,993,511	161,015,883
Diageo PLC, ADR	217,070	35,571,261
PepsiCo, Inc.	478,475	65,632,416
Food and staples retailing 2.5%
Walmart, Inc.	1,072,942	125,813,179
Food products 1.9%
Danone SA	1,196,436	99,114,209
Energy 5.4%		276,667,594
Energy equipment and services 1.5%
Baker Hughes, a GE Company	3,505,303	75,013,484
Oil, gas and consumable fuels 3.9%
Cheniere Energy, Inc. (A)	2,859,241	175,986,284
10	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Kinder Morgan, Inc.	1,284,676	$25,667,826
Financials 21.9%		1,123,516,184
Banks 12.1%
Bank of America Corp.	8,071,099	252,383,266
Citigroup, Inc.	2,693,276	193,538,813
First Republic Bank	316,911	33,706,654
JPMorgan Chase & Co.	1,128,979	141,032,057
Capital markets 7.8%
Morgan Stanley	4,157,457	191,450,895
State Street Corp.	1,150,048	75,983,671
The Goldman Sachs Group, Inc.	614,741	131,173,435
Consumer finance 2.0%
American Express Company	455,530	53,424,558
Synchrony Financial	1,436,891	50,822,835
Health care 7.5%		387,503,984
Biotechnology 1.9%
Amgen, Inc.	220,977	47,123,345
Gilead Sciences, Inc.	790,930	50,390,150
Health care equipment and supplies 2.1%
Danaher Corp.	428,637	59,074,751
Zimmer Biomet Holdings, Inc.	374,039	51,703,411
Health care providers and services 2.6%
UnitedHealth Group, Inc.	522,790	132,109,033
Pharmaceuticals 0.9%
Bristol-Myers Squibb Company	821,044	47,103,294
Industrials 3.6%		185,834,589
Aerospace and defense 1.0%
United Technologies Corp.	362,528	52,051,770
Machinery 0.9%
Caterpillar, Inc.	335,910	46,288,398
Road and rail 1.7%
Union Pacific Corp.	528,795	87,494,421
Information technology 13.6%		697,942,113
IT services 1.3%
Visa, Inc., Class A	362,171	64,777,905
Semiconductors and semiconductor equipment 1.6%
Analog Devices, Inc.	481,506	51,342,985
Broadcom, Inc.	105,650	30,939,603
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	11

	Shares	Value
Information technology (continued)
Software 5.3%
Adobe, Inc. (A)	47,585	$13,225,299
Autodesk, Inc. (A)	81,983	12,081,015
Microsoft Corp.	1,076,843	154,386,981
salesforce.com, Inc. (A)	81,265	12,717,160
Workday, Inc., Class A (A)	494,466	80,182,607
Technology hardware, storage and peripherals 5.4%
Apple, Inc.	1,118,703	278,288,558
Materials 1.2%		60,044,821
Chemicals 1.2%
LyondellBasell Industries NV, Class A	669,396	60,044,821
Real estate 2.1%		106,169,849
Equity real estate investment trusts 2.1%
American Tower Corp.	486,839	106,169,849

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 2.3%				$115,073,000
(Cost $115,073,000)
U.S. Government Agency 1.0%				50,589,000
Federal Agricultural Mortgage Corp. Discount Note	1.500	11-01-19	8,990,000	8,990,000
Federal Home Loan Bank Discount Note	1.500	11-01-19	41,599,000	41,599,000

	Par value^	Value
Repurchase agreement 1.3%		64,484,000
Barclays Tri-Party Repurchase Agreement dated 10-31-19 at 1.700% to be repurchased at $53,584,530 on 11-1-19, collateralized by $47,267,600 U.S. Treasury Bonds, 3.000% due 2-15-47 (valued at $54,656,290, including interest)	53,582,000	53,582,000
Repurchase Agreement with State Street Corp. dated 10-31-19 at 0.550% to be repurchased at $10,902,167 on 11-1-19, collateralized by $11,015,000 U.S. Treasury Notes, 1.875% due 1-31-22 (valued at $11,120,127, including interest)	10,902,000	10,902,000

Total investments (Cost $3,663,295,136) 100.1%	$5,132,244,812
Other assets and liabilities, net (0.1%)	(3,318,558)
Total net assets 100.0%	$5,128,926,254

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
12	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
At 10-31-19, the aggregate cost of investments for federal income tax purposes was $3,682,673,729. Net unrealized appreciation aggregated to $1,449,571,083, of which $1,503,529,129 related to gross unrealized appreciation and $53,958,046 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	13

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-19

Assets
Unaffiliated investments, at value (Cost $3,663,295,136)	$5,132,244,812
Cash	915
Dividends and interest receivable	3,351,898
Receivable for fund shares sold	1,543,396
Other assets	188,043
Total assets	5,137,329,064
Liabilities
Payable for fund shares repurchased	4,347,510
Payable to affiliates
Investment management fees	2,615,280
Accounting and legal services fees	439,272
Transfer agent fees	260,033
Distribution and service fees	443,122
Trustees' fees	4,768
Other liabilities and accrued expenses	292,825
Total liabilities	8,402,810
Net assets	$5,128,926,254
Net assets consist of
Paid-in capital	$4,032,439,469
Total distributable earnings (loss)	1,096,486,785
Net assets	$5,128,926,254

14	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES 10-31-19  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($1,550,223,319 ÷ 33,323,813 shares)[1]	$46.52
Class B ($6,871,070 ÷ 169,930 shares)[1]	$40.43
Class C ($126,999,341 ÷ 3,141,633 shares)[1]	$40.42
Class I ($818,799,245 ÷ 16,746,613 shares)	$48.89
Class R1 ($5,600,536 ÷ 116,896 shares)	$47.91
Class R2 ($1,542,376 ÷ 31,718 shares)	$48.63
Class R3 ($2,433,060 ÷ 50,545 shares)	$48.14
Class R4 ($1,315,817 ÷ 27,070 shares)	$48.61
Class R5 ($484,511 ÷ 9,885 shares)	$49.02 [2]
Class R6 ($396,867,474 ÷ 8,092,050 shares)	$49.04
Class NAV ($2,217,789,505 ÷ 45,237,956 shares)	$49.02
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[3]	$48.97

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	Net asset value, offering price and redemption price per share of $49.02 is calculated using Net assets of $484,511 and Shares outstanding of 9,884.614.
[3]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	15

STATEMENT OF OPERATIONS For the year ended  10-31-19

Investment income
Dividends	$70,669,708
Non-cash dividends	4,998,511
Interest	2,442,571
Less foreign taxes withheld	(918,788)
Total investment income	77,192,002
Expenses
Investment management fees	30,022,133
Distribution and service fees	5,463,308
Accounting and legal services fees	1,092,791
Transfer agent fees	2,994,635
Trustees' fees	93,598
Custodian fees	509,006
State registration fees	209,487
Printing and postage	213,394
Professional fees	166,475
Other	173,588
Total expenses	40,938,415
Less expense reductions	(381,905)
Net expenses	40,556,510
Net investment income	36,635,492
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(374,099,003)
(374,099,003)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	954,775,662
954,775,662
Net realized and unrealized gain	580,676,659
Increase in net assets from operations	$617,312,151
16	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-19	Year ended 10-31-18
Increase (decrease) in net assets
From operations
Net investment income	$36,635,492	$24,153,367
Net realized gain (loss)	(374,099,003)	541,525,649
Change in net unrealized appreciation (depreciation)	954,775,662	(702,291,788)
Increase (decrease) in net assets resulting from operations	617,312,151	(136,612,772)
Distributions to shareholders
From earnings
Class A	(166,593,801)	(132,026,924)
Class B	(1,625,686)	(2,327,040)
Class C	(21,796,903)	(25,759,803)
Class I	(87,511,921)	(81,811,383)
Class R1	(794,580)	(704,687)
Class R2	(176,373)	(111,033)
Class R3	(333,868)	(293,106)
Class R4	(140,309)	(250,727)
Class R5	(48,849)	(204,671)
Class R6	(61,032,548)	(82,327,831)
Class NAV	(197,840,192)	(93,260,514)
Total distributions	(537,895,030)	(419,077,719)
From fund share transactions	(157,801,460)	677,416,626
Total increase (decrease)	(78,384,339)	121,726,135
Net assets
Beginning of year	5,207,310,593	5,085,584,458
End of year	$5,128,926,254	$5,207,310,593
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	17

Financial highlights
CLASS A SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15
Per share operating performance
Net asset value, beginning of period	$46.66	$51.87	$42.42	$42.89	$39.44
Net investment income[1]	0.24	0.16	0.24	0.23	0.16
Net realized and unrealized gain (loss) on investments	4.82	(1.10)	10.71	(0.07)	3.42
Total from investment operations	5.06	(0.94)	10.95	0.16	3.58
Less distributions
From net investment income	(0.13)	(0.26)	(0.19)	(0.12)	(0.13)
From net realized gain	(5.07)	(4.01)	(1.31)	(0.51)	—
Total distributions	(5.20)	(4.27)	(1.50)	(0.63)	(0.13)
Net asset value, end of period	$46.52	$46.66	$51.87	$42.42	$42.89
Total return (%)[2,3]	13.23	(2.20)	26.39	0.37	9.11
Ratios and supplemental data
Net assets, end of period (in millions)	$1,550	$1,511	$1,620	$1,519	$1,629
Ratios (as a percentage of average net assets):
Expenses before reductions	1.03	1.03	1.04	1.06	1.05
Expenses including reductions	1.02	1.02	1.04	1.05	1.04
Net investment income	0.56	0.32	0.51	0.57	0.40
Portfolio turnover (%)	29 [4]	47 [4]	54 [4]	20 [5]	22

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Excludes in-kind transactions.
[5]	Excludes merger activity.
18	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS B SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15
Per share operating performance
Net asset value, beginning of period	$41.42	$46.58	$38.34	$38.99	$36.01
Net investment loss[1]	(0.06)	(0.18)	(0.09)	(0.06)	(0.13)
Net realized and unrealized gain (loss) on investments	4.14	(0.97)	9.64	(0.08)	3.11
Total from investment operations	4.08	(1.15)	9.55	(0.14)	2.98
Less distributions
From net realized gain	(5.07)	(4.01)	(1.31)	(0.51)	—
Net asset value, end of period	$40.43	$41.42	$46.58	$38.34	$38.99
Total return (%)[2,3]	12.37	(2.93)	25.44	(0.37)	8.28
Ratios and supplemental data
Net assets, end of period (in millions)	$7	$14	$29	$41	$65
Ratios (as a percentage of average net assets):
Expenses before reductions	1.78	1.78	1.79	1.81	1.80
Expenses including reductions	1.77	1.77	1.79	1.80	1.79
Net investment loss	(0.15)	(0.40)	(0.21)	(0.17)	(0.34)
Portfolio turnover (%)	29 [4]	47 [4]	54 [4]	20 [5]	22

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Excludes in-kind transactions.
[5]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	19

CLASS C SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15
Per share operating performance
Net asset value, beginning of period	$41.41	$46.57	$38.33	$38.98	$36.00
Net investment loss[1]	(0.07)	(0.19)	(0.10)	(0.07)	(0.13)
Net realized and unrealized gain (loss) on investments	4.15	(0.96)	9.65	(0.07)	3.11
Total from investment operations	4.08	(1.15)	9.55	(0.14)	2.98
Less distributions
From net realized gain	(5.07)	(4.01)	(1.31)	(0.51)	—
Net asset value, end of period	$40.42	$41.41	$46.57	$38.33	$38.98
Total return (%)[2,3]	12.38	(2.93)	25.44	(0.37)	8.28
Ratios and supplemental data
Net assets, end of period (in millions)	$127	$184	$303	$290	$314
Ratios (as a percentage of average net assets):
Expenses before reductions	1.78	1.78	1.79	1.81	1.80
Expenses including reductions	1.77	1.77	1.79	1.80	1.79
Net investment loss	(0.17)	(0.42)	(0.23)	(0.18)	(0.35)
Portfolio turnover (%)	29 [4]	47 [4]	54 [4]	20 [5]	22

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Excludes in-kind transactions.
[5]	Excludes merger activity.
20	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15
Per share operating performance
Net asset value, beginning of period	$48.78	$54.05	$44.13	$44.58	$40.97
Net investment income[1]	0.37	0.29	0.40	0.36	0.27
Net realized and unrealized gain (loss) on investments	5.07	(1.15)	11.12	(0.08)	3.55
Total from investment operations	5.44	(0.86)	11.52	0.28	3.82
Less distributions
From net investment income	(0.26)	(0.40)	(0.29)	(0.22)	(0.21)
From net realized gain	(5.07)	(4.01)	(1.31)	(0.51)	—
Total distributions	(5.33)	(4.41)	(1.60)	(0.73)	(0.21)
Net asset value, end of period	$48.89	$48.78	$54.05	$44.13	$44.58
Total return (%)[2]	13.51	(1.97)	26.73	0.63	9.40
Ratios and supplemental data
Net assets, end of period (in millions)	$819	$846	$985	$1,665	$1,789
Ratios (as a percentage of average net assets):
Expenses before reductions	0.79	0.79	0.78	0.79	0.79
Expenses including reductions	0.78	0.78	0.78	0.78	0.78
Net investment income	0.81	0.56	0.82	0.84	0.65
Portfolio turnover (%)	29 [3]	47 [3]	54 [3]	20 [4]	22

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
[4]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	21

CLASS R1 SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15
Per share operating performance
Net asset value, beginning of period	$47.92	$53.16	$43.46	$43.98	$40.47
Net investment income (loss)[1]	0.08	(0.03)	0.06	0.07	0.01
Net realized and unrealized gain (loss) on investments	4.98	(1.13)	10.98	(0.08)	3.50
Total from investment operations	5.06	(1.16)	11.04	(0.01)	3.51
Less distributions
From net investment income	—	(0.07)	(0.03)	—	— [2]
From net realized gain	(5.07)	(4.01)	(1.31)	(0.51)	—
Total distributions	(5.07)	(4.08)	(1.34)	(0.51)	— [2]
Net asset value, end of period	$47.91	$47.92	$53.16	$43.46	$43.98
Total return (%)[3]	12.81	(2.58)	25.90	(0.03)	8.67
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$8	$9	$7	$7
Ratios (as a percentage of average net assets):
Expenses before reductions	1.42	1.41	1.43	1.45	1.44
Expenses including reductions	1.41	1.40	1.42	1.44	1.43
Net investment income (loss)	0.18	(0.07)	0.13	0.18	0.01
Portfolio turnover (%)	29 [4]	47 [4]	54 [4]	20 [5]	22

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Excludes in-kind transactions.
[5]	Excludes merger activity.
22	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15
Per share operating performance
Net asset value, beginning of period	$48.51	$53.77	$43.93	$44.40	$40.84
Net investment income[1]	0.19	0.12	0.18	0.18	0.11
Net realized and unrealized gain (loss) on investments	5.06	(1.18)	11.10	(0.08)	3.53
Total from investment operations	5.25	(1.06)	11.28	0.10	3.64
Less distributions
From net investment income	(0.06)	(0.19)	(0.13)	(0.06)	(0.08)
From net realized gain	(5.07)	(4.01)	(1.31)	(0.51)	—
Total distributions	(5.13)	(4.20)	(1.44)	(0.57)	(0.08)
Net asset value, end of period	$48.63	$48.51	$53.77	$43.93	$44.40
Total return (%)[2]	13.09	(2.36)	26.22	0.24	8.95
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2	$3	$3	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.18	1.18	1.18	1.20	1.19
Expenses including reductions	1.17	1.18	1.18	1.19	1.18
Net investment income	0.41	0.23	0.36	0.43	0.25
Portfolio turnover (%)	29 [3]	47 [3]	54 [3]	20 [4]	22

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
[4]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	23

CLASS R3 SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15
Per share operating performance
Net asset value, beginning of period	$48.08	$53.31	$43.57	$44.05	$40.52
Net investment income[1]	0.13	0.04	0.09	0.12	0.05
Net realized and unrealized gain (loss) on investments	5.01	(1.14)	11.03	(0.08)	3.51
Total from investment operations	5.14	(1.10)	11.12	0.04	3.56
Less distributions
From net investment income	(0.01)	(0.12)	(0.07)	(0.01)	(0.03)
From net realized gain	(5.07)	(4.01)	(1.31)	(0.51)	—
Total distributions	(5.08)	(4.13)	(1.38)	(0.52)	(0.03)
Net asset value, end of period	$48.14	$48.08	$53.31	$43.57	$44.05
Total return (%)[2]	12.94	(2.46)	26.04	0.09	8.80
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$3	$4	$2	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.31	1.28	1.33	1.34	1.32
Expenses including reductions	1.30	1.27	1.33	1.33	1.32
Net investment income	0.30	0.08	0.19	0.28	0.12
Portfolio turnover (%)	29 [3]	47 [3]	54 [3]	20 [4]	22

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
[4]	Excludes merger activity.
24	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4 SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15
Per share operating performance
Net asset value, beginning of period	$48.51	$53.76	$43.91	$44.37	$40.80
Net investment income[1]	0.36	0.20	0.30	0.29	0.22
Net realized and unrealized gain (loss) on investments	4.99	(1.13)	11.09	(0.08)	3.52
Total from investment operations	5.35	(0.93)	11.39	0.21	3.74
Less distributions
From net investment income	(0.18)	(0.31)	(0.23)	(0.16)	(0.17)
From net realized gain	(5.07)	(4.01)	(1.31)	(0.51)	—
Total distributions	(5.25)	(4.32)	(1.54)	(0.67)	(0.17)
Net asset value, end of period	$48.61	$48.51	$53.76	$43.91	$44.37
Total return (%)[2]	13.35	(2.10)	26.53	0.47	9.21
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$4	$3	$2	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.03	1.03	1.04	1.04	1.04
Expenses including reductions	0.92	0.92	0.93	0.93	0.93
Net investment income	0.77	0.39	0.61	0.69	0.51
Portfolio turnover (%)	29 [3]	47 [3]	54 [3]	20 [4]	22

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
[4]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	25

CLASS R5 SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15
Per share operating performance
Net asset value, beginning of period	$48.89	$54.14	$44.20	$44.64	$41.03
Net investment income[1]	0.40	0.34	0.38	0.38	0.30
Net realized and unrealized gain (loss) on investments	5.08	(1.17)	11.18	(0.08)	3.54
Total from investment operations	5.48	(0.83)	11.56	0.30	3.84
Less distributions
From net investment income	(0.28)	(0.41)	(0.31)	(0.23)	(0.23)
From net realized gain	(5.07)	(4.01)	(1.31)	(0.51)	—
Total distributions	(5.35)	(4.42)	(1.62)	(0.74)	(0.23)
Net asset value, end of period	$49.02	$48.89	$54.14	$44.20	$44.64
Total return (%)[2]	13.60	(1.92)	26.77	0.68	9.44
Ratios and supplemental data
Net assets, end of period (in millions)	$— [3]	$— [3]	$2	$1	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.73	0.73	0.74	0.75	0.74
Expenses including reductions	0.72	0.72	0.73	0.74	0.73
Net investment income	0.86	0.64	0.77	0.90	0.71
Portfolio turnover (%)	29 [4]	47 [4]	54 [4]	20 [5]	22

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
[4]	Excludes in-kind transactions.
[5]	Excludes merger activity.
26	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15
Per share operating performance
Net asset value, beginning of period	$48.91	$54.16	$44.21	$44.64	$41.04
Net investment income[1]	0.45	0.34	0.28	0.40	0.31
Net realized and unrealized gain (loss) on investments	5.05	(1.15)	11.31	(0.07)	3.55
Total from investment operations	5.50	(0.81)	11.59	0.33	3.86
Less distributions
From net investment income	(0.30)	(0.43)	(0.33)	(0.25)	(0.26)
From net realized gain	(5.07)	(4.01)	(1.31)	(0.51)	—
Total distributions	(5.37)	(4.44)	(1.64)	(0.76)	(0.26)
Net asset value, end of period	$49.04	$48.91	$54.16	$44.21	$44.64
Total return (%)[2]	13.63	(1.85)	26.86	0.76	9.49
Ratios and supplemental data
Net assets, end of period (in millions)	$397	$963	$975	$12	$10
Ratios (as a percentage of average net assets):
Expenses before reductions	0.68	0.68	0.69	0.70	0.70
Expenses including reductions	0.67	0.67	0.68	0.68	0.68
Net investment income	0.96	0.66	0.57	0.93	0.74
Portfolio turnover (%)	29 [3]	47 [3]	54 [3]	20 [4]	22

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
[4]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	27

CLASS NAV SHARES Period ended	10-31-19	10-31-18	10-31-17 [1]
Per share operating performance
Net asset value, beginning of period	$48.90	$54.15	$47.04
Net investment income[2]	0.42	0.33	0.35
Net realized and unrealized gain (loss) on investments	5.07	(1.13)	6.76
Total from investment operations	5.49	(0.80)	7.11
Less distributions
From net investment income	(0.30)	(0.44)	—
From net realized gain	(5.07)	(4.01)	—
Total distributions	(5.37)	(4.45)	—
Net asset value, end of period	$49.02	$48.90	$54.15
Total return (%)[3]	13.65	(1.85)	15.11 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$2,218	$1,671	$1,152
Ratios (as a percentage of average net assets):
Expenses before reductions	0.67	0.67	0.68 [5]
Expenses including reductions	0.66	0.66	0.67 [5]
Net investment income	0.91	0.64	0.94 [5]
Portfolio turnover (%)	29 [6]	47 [6]	54 [6,7]

[1]	The inception date for Class NAV shares is 2-8-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Excludes in-kind transactions.
[7]	The portfolio turnover is shown for the period from 11-1-16 to 10-31-17.
28	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Fundamental Large Cap Core Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class B shares convert to Class A shares eight years after purchase. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	29

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of October 31, 2019, by major security category or type:
	Total value at 10-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$881,698,640	$881,698,640	—	—
Consumer discretionary	810,647,090	810,647,090	—	—
Consumer staples	487,146,948	388,032,739	$99,114,209	—
Energy	276,667,594	276,667,594	—	—
Financials	1,123,516,184	1,123,516,184	—	—
Health care	387,503,984	387,503,984	—	—
Industrials	185,834,589	185,834,589	—	—
Information technology	697,942,113	697,942,113	—	—
Materials	60,044,821	60,044,821	—	—
Real estate	106,169,849	106,169,849	—	—
Short-term investments	115,073,000	—	115,073,000	—
Total investments in securities	$5,132,244,812	$4,918,057,603	$214,187,209	—
30	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are
ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	31

accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2019, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2019 were $13,635.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of October 31, 2019, the fund has a short-term capital loss carryforward of $101,034,020 and a long-term capital loss carryforward of $281,074,934 available to offset future net realized capital gains. These carryforwards do not expire.
As of October 31, 2019, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
32	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT

The tax character of distributions for the years ended October 31, 2019 and 2018 was as follows:
	October 31, 2019	October 31, 2018
Ordinary income	$54,800,927	$129,788,995
Long-term capital gains	483,094,103	289,288,724
Total	$537,895,030	$419,077,719
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2019, the components of distributable earnings on a tax basis consisted of $29,024,658 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC). Prior to June 28, 2019, the Advisor was known as John Hancock Advisers, LLC and the Distributor was known as John Hancock Funds, LLC.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.625% of the first $3 billion of the fund’s average daily net assets and (b) 0.600% of the fund’s average daily net assets in excess of $3 billion. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. Prior to May 7, 2019, Manulife Investment Management (US) LLC was known as John Hancock Asset Management, a division of Manulife Asset Management (US) LLC. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2019, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	33

The Advisor has contractually agreed to waive and/or reimburse a portion of the operating expenses for Class B, Class C and Class I shares of the fund to the extent they exceed 1.82%,1.82% and 0.78%, respectively, of the average daily net assets attributable to each class. These waivers and/or reimbursements exclude taxes, brokerage commissions, interest expense, acquired fund fees and expenses paid indirectly, short dividend expense, litigation and indemnification expenses not incurred in the ordinary course of the fund’s business, borrowing costs, and prime brokerage fees. The waivers and/or reimbursements will continue in effect until February 29, 2020, unless renewed by mutual agreement of the fund and Advisor based upon determination of that this is appropriate under the circumstances at the time.
For the year ended October 31, 2019, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$110,390
Class B	705
Class C	11,283
Class I	79,951
Class R1	489
Class R2	121
Class	Expense reduction
Class R3	$207
Class R4	123
Class R5	33
Class R6	34,462
Class NAV	142,475
Total	$380,239

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2019, were equivalent to a net annual effective rate of 0.61% of the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2019 amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.25%	—
Class B	1.00%	—
Class C	1.00%	—
Class R1	0.50%	0.25%
Class R2	0.25%	0.25%
Class R3	0.50%	0.15%
Class R4	0.25%	0.10%
Class R5	—	0.05%
34	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on February 29, 2020, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $1,666 for Class R4 shares for the year ended October 31, 2019.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $723,947 for the year ended October 31, 2019. Of this amount, $119,137 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $599,294 was paid as sales commissions to broker-dealers and $5,516 was paid as sales commissions to sales personnel of Signator Investors, Inc., which had been a broker-dealer affiliate of the Advisor through November 2, 2018.
Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2019, CDSCs received by the Distributor amounted to $27,300, $303 and $9,141 for Class A, Class B and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended October 31, 2019 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$3,750,391	$1,748,398
Class B	96,165	11,129
Class C	1,535,506	178,396
Class I	—	993,964
Class R1	49,135	864
Class R2	8,232	213
Class R3	17,818	365
Class R4	5,835	216
Class R5	226	58
Class R6	—	61,032
Total	$5,463,308	$2,994,635
ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	35

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 5—Fund share transactions
Transactions in fund shares for the years ended October 31, 2019 and 2018 were as follows:
	Year Ended 10-31-19		Year Ended 10-31-18
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,880,809	$124,503,972	3,908,237	$195,431,643
Distributions reinvested	4,156,148	159,263,545	2,572,165	126,035,972
Repurchased	(6,105,918)	(263,763,987)	(5,315,986)	(266,229,473)
Net increase	931,039	$20,003,530	1,164,416	$55,238,142
Class B shares
Sold	8,617	$310,615	6,985	$311,697
Distributions reinvested	44,534	1,493,241	47,963	2,100,285
Repurchased	(229,391)	(8,600,688)	(338,946)	(15,185,129)
Net decrease	(176,240)	$(6,796,832)	(283,998)	$(12,773,147)
Class C shares
Sold	346,846	$12,426,846	490,470	$21,854,127
Distributions reinvested	533,625	17,887,100	500,633	21,917,704
Repurchased	(2,186,761)	(82,319,845)	(3,047,606)	(135,562,557)
Net decrease	(1,306,290)	$(52,005,899)	(2,056,503)	$(91,790,726)
Class I shares
Sold	5,276,808	$236,100,966	5,004,530	$262,150,554
Distributions reinvested	1,783,844	71,692,687	1,292,064	66,050,328
Repurchased	(7,658,620)	(343,181,695)	(7,167,496)	(370,954,967)
Net decrease	(597,968)	$(35,388,042)	(870,902)	$(42,754,085)
Class R1 shares
Sold	32,949	$1,428,331	43,457	$2,245,264
Distributions reinvested	12,656	501,180	7,248	365,941
Repurchased	(86,289)	(3,952,728)	(64,072)	(3,290,751)
Net decrease	(40,684)	$(2,023,217)	(13,367)	$(679,546)
Class R2 shares
Sold	6,388	$282,209	13,983	$723,150
Distributions reinvested	3,794	152,178	1,902	97,035
Repurchased	(12,712)	(590,668)	(44,011)	(2,372,601)
Net decrease	(2,530)	$(156,281)	(28,126)	$(1,552,416)
36	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT

	Year Ended 10-31-19		Year Ended 10-31-18
	Shares	Amount	Shares	Amount
Class R3 shares
Sold	4,340	$196,401	7,764	$399,236
Distributions reinvested	8,326	330,943	5,746	290,724
Repurchased	(27,411)	(1,254,708)	(20,120)	(1,042,118)
Net decrease	(14,745)	$(727,364)	(6,610)	$(352,158)
Class R4 shares
Sold	2,468	$114,078	35,941	$1,849,979
Distributions reinvested	3,507	140,309	4,926	250,727
Repurchased	(61,102)	(2,832,169)	(16,957)	(888,874)
Net increase (decrease)	(55,127)	$(2,577,782)	23,910	$1,211,832
Class R5 shares
Sold	1,314	$60,748	6,546	$347,190
Distributions reinvested	1,213	48,849	3,997	204,672
Repurchased	(1,881)	(85,099)	(46,926)	(2,485,375)
Net increase (decrease)	646	$24,498	(36,383)	$(1,933,513)
Class R6 shares
Sold	1,638,116	$75,102,429	7,926,470	$412,588,073
Distributions reinvested	1,509,503	60,802,785	605,341	30,999,498
Repurchased	(14,751,640)	(692,851,752)	(6,841,555)	(354,842,633)
Net increase (decrease)	(11,604,021)	$(556,946,538)	1,690,256	$88,744,938
Class NAV shares
Sold	12,849,653	$591,980,675 [1]	14,646,222	$780,100,365 [2]
Distributions reinvested	4,914,063	197,840,192	1,821,850	93,260,514
Repurchased	(6,699,355)	(311,028,400)	(3,565,558)	(189,303,574)
Net increase	11,064,361	$478,792,467	12,902,514	$684,057,305
Total net increase (decrease)	(1,801,559)	$(157,801,460)	12,485,207	$677,416,626

[1]	Includes in-kind subscriptions of approximately $66.6 million by affiliates of the fund. The cost basis of the contributed securities is equal to the market value of the securities on the date of the subscription.
[2]	Includes in-kind subscriptions of approximately $348 million by affiliates of the fund. The cost basis of the contributed securities is equal to the market value of the securities on the date of the subscription.
Affiliates of the fund owned 1% and 100% of shares of Class R6 and Class NAV, respectively, on October 31, 2019. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $1,409,204,438 and $1,916,454,166, respectively, for the year ended October 31, 2019.
ANNUAL REPORT | JOHN HANCOCK Fundamental Large Cap Core Fund	37

Note 7—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2019, funds within the John Hancock group of funds complex held 41.0% of the fund's net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund's net assets:
Portfolio	Affiliated Concentration
John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	10.3%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	7.7%
John Hancock Variable Insurance Trust Managed Volatility Balanced Portfolio	6.2%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	5.9%
38	JOHN HANCOCK Fundamental Large Cap Core Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Fundamental Large Cap Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock Fundamental Large Cap Core Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2019
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND	39

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2019.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund paid $483,094,103 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2019 Form 1099-DIV in early 2020. This will reflect the tax character of all distributions paid in calendar year 2019.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
40	JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND | ANNUAL REPORT

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor, formerly known as "John Hancock Advisers, LLC") and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor, formerly known as "John Hancock Asset Management a division of Manulife Asset Management (US) LLC") for John Hancock Fundamental Large Cap Core Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-26, 2019 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 28-30, 2019.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-26, 2019, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       41

legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       42

(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index and peer group average for the one-, three-, five- and ten-year periods ended December 31, 2018. The Board took into account management's discussion of the fund's performance, including the reasons for the fund's recent underperformance. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       43

amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and

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(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       45

regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       46

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       47

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	207
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	207
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	207
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	207
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	1986	207
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	207
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       48

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	207
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women's Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2012	207
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	1994	207
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2009	207
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       49

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	207
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	207
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       50

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       51

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Manulife Investment Management (US) LLC

Portfolio Managers

Emory W. (Sandy) Sanders, Jr., CFA
Jonathan T. White, CFA

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 2000 Crown Colony Drive Suite 55913 Quincy, MA 02169-0953

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP CORE FUND       52

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Disciplined Alternative Yield

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Fundamental Large Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1003859	50A 10/19 12/19

John Hancock

Infrastructure Fund

(formerly John Hancock Enduring Assets Fund)

Annual report 10/31/19

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A and Class C shares) or 888-972-8696 (Class I and Class R6 shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

It was a volatile time for global stock investors during the 12 months ended October 31, 2019, although many segments of the market delivered attractive absolute returns for the period. Uncertainty surrounding global trade, a slowdown in China, sluggish growth in Europe, and the latest Brexit developments led to some dramatic swings in performance. Central banks introduced stimulative measures late in the period, with the U.S. Federal Reserve cutting interest rates three times and the European Central Bank rolling out a sweeping package of monetary and fiscal support for the eurozone economy.

Economic fundamentals around the globe are relatively mixed today, with the United States appearing fairly healthy, Europe on decidedly less stable footing, and emerging economies on divergent paths. With an uncertain outlook, it's safe to say there are sure to be patches of market turbulence as the year goes on. As always, your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Infrastructure Fund

2	Your fund at a glance
4	Manager's discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund's investments
12	Financial statements
16	Financial highlights
21	Notes to financial statements
31	Report of independent registered public accounting firm
32	Tax information
33	Continuation of investment advisory and subadvisory agreements
40	Trustees and Officers
44	More information

ANNUAL REPORT   |   JOHN HANCOCK INFRASTRUCTURE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks total return from capital appreciation and income, with an emphasis on absolute returns over a full market cycle.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/19 (%)

The MSCI AC World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK INFRASTRUCTURE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Global equities were up

The fund's benchmark, the MSCI AC World Index, which tracks stocks across developed and emerging markets across the globe, registered a double-digit percentage total return.

The fund outperformed its benchmark

In a strong period for the global utilities and real estate sectors, the fund outpaced its benchmark.

Cash drag detracted from results

The fund's cash position modestly held back absolute and relative performance for the period.

SECTOR COMPOSITION AS OF 10/31/19 (%)

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK INFRASTRUCTURE FUND       3

Manager's discussion of fund performance

Note: Effective March 1, 2019, John Hancock Enduring Assets Fund changed its name to John Hancock Infrastructure Fund.

How would you describe the market environment for the 12 months ended October 31, 2019?

Most global central banks reiterated their dovish policy stances. The U.S. Federal Reserve cut interest rates three times during the last half of the period to extend the U.S. economic expansion amid a slowdown in growth and trade uncertainty. The European Central Bank unveiled a long-term economic stimulus that included an open-ended asset purchase program and more favorable bank lending conditions. Near the end of the period, the market benefited from easing geopolitical tension. The risk of a no-deal Brexit declined significantly after a draft Brexit deal was agreed on by the United Kingdom and the European Union.

What factors helped and hurt performance?

In addition to the name change, the fund's investment objective was revised to better reflect the objective of investing in companies that own or operate infrastructure services and structures, including but not limited to transportation and shipping, energy and utilities, water and sewage, communication, and social assets (e.g. hospitals, schools, prisons, stadiums, courthouses, subsidized housing). The fund generated positive absolute and benchmark-relative returns, with favorable contributions to performance coming from a range of stocks, sectors, and

TOP 10 HOLDINGS AS OF 10/31/19 (%)		TOP 10 COUNTRIES AS OF 10/31/19 (%)
Iberdrola SA	4.3	United States	31.8
Vinci SA	4.2	China	11.6
TC Energy Corp.	4.0	Canada	9.9
Enel SpA	4.0	France	8.0
Comcast Corp., Class A	3.9	Hong Kong	7.2
Engie SA	3.8	United Kingdom	6.7
Equity LifeStyle Properties, Inc.	3.7	Italy	6.0
American Tower Corp.	3.5	Japan	4.7
National Grid PLC	3.5	Spain	4.3
CK Infrastructure Holdings, Ltd.	3.4	Germany	3.1
TOTAL	38.3	TOTAL	93.3
As a percentage of net assets.		As a percentage of net assets.
Cash and cash equivalents are not included.		Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK INFRASTRUCTURE FUND       4

regions. Top contributors included Iberdrola SA, Enel SpA, and Equity LifeStyle Properties, Inc. Iberdrola, a Spanish electric utility company, benefited from the successful initial public offering of its electric utility subsidiary Neogenergia. Enel, a multinational power company, benefited from sustained growth and solid operating performance. Equity LifeStyle Properties, a real estate investment trust, saw gains from growth in the manufactured homes business.

In addition to the fund's modest cash drag in a period of rising equity market prices, detractors included positions in China Longyuan Power Group Corp., Ltd., Beijing Enterprise Holdings Ltd., and BT Group PLC. China Longyuan Power, a wind power producer, saw its shares decline on weaker-than-expected wind energy usage. Beijing Enterprise Holdings, an investment holding company engaged in the distribution and sale of piped natural gas, struggled over the period because of concerns about its noncore investments. BT Group PLC, a British telecommunication services holding company, saw its shares decline due to competitive broadband prices, potential regulatory headwinds, and general Brexit fears.

How did the composition of the fund change over the period?

The fund operates with low portfolio turnover given the long-term nature of the underlying assets; still, a handful of trades over the last year are worth noting. We initiated a position in Enbridge, Inc., a large North American midstream energy company that currently faces legal challenges in seeking to operate and expand its network. Its valuation has retreated to a level at which we believe it presents an attractive risk/reward. We also initiated a position in Japan Airport Terminal Company, Ltd., which owns and operates four international airports in Japan.

MANAGED BY

G. Thomas Levering On the fund since 2013 Investing since 1993

The views expressed in this report are exclusively those of G. Thomas Levering, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK INFRASTRUCTURE FUND       5

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  OCTOBER 31, 2019

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A	13.71%	5.32%	6.36%	29.56%	43.54%
Class C2	17.93%	5.63%	6.59%	31.51%	45.40%
Class I3	20.13%	6.71%	7.61%	38.39%	53.72%
Class R6[3]	20.18%	6.84%	7.73%	39.23%	54.73%
Class NAV[3]	20.19%	6.83%	7.74%	39.17%	54.87%
Index†	12.59%	7.08%	7.25%	40.78%	50.78%

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until February 29, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.38	2.08	1.10	0.99	0.97
Net (%)	1.31	2.01	1.00	0.92	0.92

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI AC World Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK INFRASTRUCTURE FUND       6

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Infrastructure Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI AC World Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	12-20-13	14,540	14,540	15,078
Class I3	12-20-13	15,372	15,372	15,078
Class R6[3]	12-20-13	15,473	15,473	15,078
Class NAV[3]	12-20-13	15,487	15,487	15,078

The MSCI AC World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 12-20-13
2	Class C shares were first offered on 5-16-14. Returns prior to this date are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK INFRASTRUCTURE FUND       7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2019, with the same investment held until October 31, 2019.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2019, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2019, with the same investment held until October 31, 2019. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2019	Ending value on 10-31-2019	Expenses paid during period ended 10-31-2019[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,062.30	$ 6.81	1.31%
	Hypothetical example	1,000.00	1,018.60	6.67	1.31%
Class C	Actual expenses/actual returns	1,000.00	1,059.30	10.43	2.01%
	Hypothetical example	1,000.00	1,015.10	10.21	2.01%
Class I	Actual expenses/actual returns	1,000.00	1,064.60	5.20	1.00%
	Hypothetical example	1,000.00	1,020.20	5.09	1.00%
Class R6	Actual expenses/actual returns	1,000.00	1,064.90	4.79	0.92%
	Hypothetical example	1,000.00	1,020.60	4.69	0.92%
Class NAV	Actual expenses/actual returns	1,000.00	1,064.90	4.79	0.92%
	Hypothetical example	1,000.00	1,020.60	4.69	0.92%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	9

Fund’s investments
AS OF 10-31-19
	Shares	Value
Common stocks 95.1%		$358,445,197
(Cost $317,020,158)
Brazil 1.5%		5,741,927
Cia de Saneamento do Parana	252,500	5,741,927
Canada 9.9%		37,249,617
Canadian National Railway Company	134,045	11,988,840
Enbridge, Inc.	281,277	10,244,368
TC Energy Corp.	297,908	15,016,409
Chile 0.3%		1,072,480
Enel Americas SA	5,706,693	1,072,480
China 11.6%		43,562,351
China Longyuan Power Group Corp., Ltd., H Shares	20,011,786	10,811,053
China Tower Corp., Ltd., H Shares (A)	57,404,000	12,634,198
ENN Energy Holdings, Ltd.	777,605	8,871,343
Huaneng Renewables Corp., Ltd., H Shares	29,456,474	11,245,757
France 8.0%		30,255,208
Engie SA	858,588	14,376,861
Vinci SA (B)	141,523	15,878,347
Germany 3.1%		11,704,102
E.ON SE	1,160,607	11,704,102
Hong Kong 7.2%		27,204,706
Beijing Enterprises Holdings, Ltd.	1,897,510	8,934,229
CK Infrastructure Holdings, Ltd.	1,764,600	12,699,348
Guangdong Investment, Ltd.	2,574,106	5,571,129
Italy 6.0%		22,639,785
Enel SpA	1,921,175	14,889,794
Snam SpA	1,509,571	7,749,991
Japan 4.7%		17,886,403
Japan Airport Terminal Company, Ltd.	241,000	11,904,566
NTT DOCOMO, Inc.	218,195	5,981,837
Spain 4.3%		16,134,720
Iberdrola SA	1,569,679	16,134,720
United Kingdom 6.7%		25,246,392
BT Group PLC	3,090,518	8,201,791
National Grid PLC	1,132,718	13,244,058
Severn Trent PLC	129,990	3,800,543
10	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United States 31.8%		$119,747,506
American Tower Corp.	61,188	13,343,879
Avangrid, Inc.	219,518	10,986,876
Berkshire Hathaway, Inc., Class B (C)	48,527	10,315,870
Comcast Corp., Class A	330,285	14,803,374
Duke Energy Corp.	113,679	10,715,383
Edison International	183,425	11,537,433
Equity LifeStyle Properties, Inc.	199,757	13,971,005
Exelon Corp.	227,670	10,356,708
NextEra Energy Partners LP (B)	46,778	2,465,201
Sempra Energy	78,665	11,367,879
UGI Corp.	207,340	9,883,898

	Yield (%)	Shares	Value
Securities lending collateral 1.9%			$7,138,567
(Cost $7,138,305)
John Hancock Collateral Trust (D)	1.9934(E)	713,286	7,138,567

	Par value^	Value
Short-term investments 4.5%		$17,000,000
(Cost $17,000,000)
Repurchase agreement 4.5%		17,000,000
Royal Bank of Scotland Tri-Party Repurchase Agreement dated 10-31-19 at 1.720% to be repurchased at $17,000,812 on 11-1-19, collateralized by $16,466,700 U.S. Treasury Notes, 2.750% due 5-31-23 (valued at $17,340,026, including interest)	17,000,000	17,000,000

Total investments (Cost $341,158,463) 101.5%	$382,583,764
Other assets and liabilities, net (1.5%)	(5,679,168)
Total net assets 100.0%	$376,904,596

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(B)	All or a portion of this security is on loan as of 10-31-19.
(C)	Non-income producing security.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(E)	The rate shown is the annualized seven-day yield as of 10-31-19.
At 10-31-19, the aggregate cost of investments for federal income tax purposes was $344,493,877. Net unrealized appreciation aggregated to $38,089,887, of which $44,222,637 related to gross unrealized appreciation and $6,132,750 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	11

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-19

Assets
Unaffiliated investments, at value (Cost $334,020,158) including $6,814,772 of securities loaned	$375,445,197
Affiliated investments, at value (Cost $7,138,305)	7,138,567
Total investments, at value (Cost $341,158,463)	382,583,764
Cash	92,538
Foreign currency, at value (Cost $146,684)	146,622
Dividends and interest receivable	367,608
Receivable for fund shares sold	3,601,007
Receivable for investments sold	517
Receivable for securities lending income	3,347
Receivable from affiliates	275
Other assets	44,559
Total assets	386,840,237
Liabilities
Payable for investments purchased	2,502,219
Payable for fund shares repurchased	168,268
Payable upon return of securities loaned	7,138,000
Payable to affiliates
Accounting and legal services fees	31,480
Transfer agent fees	24,718
Trustees' fees	253
Other liabilities and accrued expenses	70,703
Total liabilities	9,935,641
Net assets	$376,904,596
Net assets consist of
Paid-in capital	$326,069,822
Total distributable earnings (loss)	50,834,774
Net assets	$376,904,596

12	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES 10-31-19  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($23,834,485 ÷ 1,779,713 shares)[1]	$13.39
Class C ($5,602,563 ÷ 422,632 shares)[1]	$13.26
Class I ($213,410,589 ÷ 15,917,108 shares)	$13.41
Class R6 ($49,620,701 ÷ 3,693,842 shares)	$13.43
Class NAV ($84,436,258 ÷ 6,286,990 shares)	$13.43
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$14.09

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Infrastructure Fund	13

STATEMENT OF OPERATIONS For the year ended  10-31-19

Investment income
Dividends	$7,125,491
Non-cash dividends	789,559
Interest	292,205
Securities lending	27,547
Less foreign taxes withheld	(509,940)
Total investment income	7,724,862
Expenses
Investment management fees	1,998,062
Distribution and service fees	59,556
Accounting and legal services fees	58,391
Transfer agent fees	188,477
Trustees' fees	4,222
Custodian fees	95,337
State registration fees	86,147
Printing and postage	44,561
Professional fees	46,538
Other	23,397
Total expenses	2,604,688
Less expense reductions	(83,088)
Net expenses	2,521,600
Net investment income	5,203,262
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	11,105,835
Affiliated investments	362
11,106,197
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	28,276,364
Affiliated investments	228
28,276,592
Net realized and unrealized gain	39,382,789
Increase in net assets from operations	$44,586,051
14	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-19	Year ended 10-31-18
Increase (decrease) in net assets
From operations
Net investment income	$5,203,262	$2,856,492
Net realized gain	11,106,197	3,640,373
Change in net unrealized appreciation (depreciation)	28,276,592	(9,236,883)
Increase (decrease) in net assets resulting from operations	44,586,051	(2,740,018)
Distributions to shareholders
From earnings
Class A	(315,703)	(102,333)
Class C	(45,123)	(8,484)
Class I	(4,108,221)	(809,081)
Class R6	(465,662)	(28,808)
Class NAV	(3,352,544)	(2,058,597)
Total distributions	(8,287,253)	(3,007,303)
From fund share transactions	185,317,713	50,410,880
Total increase	221,616,511	44,663,559
Net assets
Beginning of year	155,288,085	110,624,526
End of year	$376,904,596	$155,288,085
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Infrastructure Fund	15

Financial highlights
CLASS A SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15
Per share operating performance
Net asset value, beginning of period	$11.60	$12.20	$10.89	$10.70	$10.99
Net investment income[1]	0.21	0.20	0.24	0.19	0.10
Net realized and unrealized gain (loss) on investments	2.02	(0.58)	1.31	0.20	(0.17)
Total from investment operations	2.23	(0.38)	1.55	0.39	(0.07)
Less distributions
From net investment income	(0.20)	(0.18)	(0.24)	(0.20)	(0.22)
From net realized gain	(0.24)	(0.04)	—	—	—
Total distributions	(0.44)	(0.22)	(0.24)	(0.20)	(0.22)
Net asset value, end of period	$13.39	$11.60	$12.20	$10.89	$10.70
Total return (%)[2,3]	19.69	(3.20)	14.35	3.64	(0.69)
Ratios and supplemental data
Net assets, end of period (in millions)	$24	$5	$5	$3	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	1.35	1.46	1.69	1.75	1.85
Expenses including reductions	1.31	1.36	1.49	1.68	1.83
Net investment income	1.66	1.65	2.06	1.79	0.95
Portfolio turnover (%)	26	19	14	35	35

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the period.
[3]	Does not reflect the effect of sales charges, if any.
16	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15
Per share operating performance
Net asset value, beginning of period	$11.50	$12.11	$10.81	$10.64	$11.00
Net investment income (loss)[1]	0.12	0.11	0.15	0.12	(0.03)
Net realized and unrealized gain (loss) on investments	2.01	(0.58)	1.31	0.19	(0.14)
Total from investment operations	2.13	(0.47)	1.46	0.31	(0.17)
Less distributions
From net investment income	(0.13)	(0.10)	(0.16)	(0.14)	(0.19)
From net realized gain	(0.24)	(0.04)	—	—	—
Total distributions	(0.37)	(0.14)	(0.16)	(0.14)	(0.19)
Net asset value, end of period	$13.26	$11.50	$12.11	$10.81	$10.64
Total return (%)[2,3]	18.93	(3.90)	13.57	2.94	(1.58)
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$1	$1	$1	$— [4]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.05	2.16	2.39	2.45	3.18
Expenses including reductions	2.01	2.06	2.19	2.36	2.60
Net investment income (loss)	0.94	0.91	1.32	1.11	(0.29)
Portfolio turnover (%)	26	19	14	35	35

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the period.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Infrastructure Fund	17

CLASS I SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15
Per share operating performance
Net asset value, beginning of period	$11.61	$12.21	$10.91	$10.71	$11.00
Net investment income[1]	0.26	0.28	0.18	0.24	0.14
Net realized and unrealized gain (loss) on investments	2.02	(0.63)	1.40	0.18	(0.19)
Total from investment operations	2.28	(0.35)	1.58	0.42	(0.05)
Less distributions
From net investment income	(0.24)	(0.21)	(0.28)	(0.22)	(0.24)
From net realized gain	(0.24)	(0.04)	—	—	—
Total distributions	(0.48)	(0.25)	(0.28)	(0.22)	(0.24)
Net asset value, end of period	$13.41	$11.61	$12.21	$10.91	$10.71
Total return (%)[2]	20.13	(2.89)	14.60	3.98	(0.44)
Ratios and supplemental data
Net assets, end of period (in millions)	$213	$61	$1	$4	$— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.05	1.18	1.38	1.44	6.36
Expenses including reductions	1.00	1.02	1.17	1.26	1.52
Net investment income	2.08	2.38	1.61	2.21	1.26
Portfolio turnover (%)	26	19	14	35	35

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the period.
[3]	Less than $500,000.
18	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15
Per share operating performance
Net asset value, beginning of period	$11.63	$12.23	$10.92	$10.72	$11.00
Net investment income[1]	0.27	0.24	0.28	0.25	0.16
Net realized and unrealized gain (loss) on investments	2.02	(0.58)	1.32	0.18	(0.18)
Total from investment operations	2.29	(0.34)	1.60	0.43	(0.02)
Less distributions
From net investment income	(0.25)	(0.22)	(0.29)	(0.23)	(0.26)
From net realized gain	(0.24)	(0.04)	—	—	—
Total distributions	(0.49)	(0.26)	(0.29)	(0.23)	(0.26)
Net asset value, end of period	$13.43	$11.63	$12.23	$10.92	$10.72
Total return (%)[2]	20.18	(2.81)	14.77	4.08	(0.22)
Ratios and supplemental data
Net assets, end of period (in millions)	$50	$1	$1	$1	$— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.94	1.07	1.29	1.34	7.86
Expenses including reductions	0.92	0.97	1.08	1.18	1.34
Net investment income	2.11	2.01	2.42	1.29	1.46
Portfolio turnover (%)	26	19	14	35	35

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the period.
[3]	Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Infrastructure Fund	19

CLASS NAV SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15
Per share operating performance
Net asset value, beginning of period	$11.63	$12.23	$10.92	$10.72	$11.01
Net investment income[1]	0.26	0.24	0.27	0.24	0.15
Net realized and unrealized gain (loss) on investments	2.03	(0.58)	1.33	0.19	(0.18)
Total from investment operations	2.29	(0.34)	1.60	0.43	(0.03)
Less distributions
From net investment income	(0.25)	(0.22)	(0.29)	(0.23)	(0.26)
From net realized gain	(0.24)	(0.04)	—	—	—
Total distributions	(0.49)	(0.26)	(0.29)	(0.23)	(0.26)
Net asset value, end of period	$13.43	$11.63	$12.23	$10.92	$10.72
Total return (%)[2]	20.19	(2.80)	14.78	4.09	(0.28)
Ratios and supplemental data
Net assets, end of period (in millions)	$84	$86	$102	$113	$137
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	1.05	1.28	1.33	1.35
Expenses including reductions	0.92	0.96	1.07	1.26	1.34
Net investment income	2.06	2.00	2.38	2.21	1.41
Portfolio turnover (%)	26	19	14	35	35

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the period.
20	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Infrastructure Fund (formerly John Hancock Enduring Assets Fund) (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek total return from capital appreciation and income, with an emphasis on absolute returns over a full market cycle.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are typically valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
ANNUAL REPORT | JOHN HANCOCK Infrastructure Fund	21

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of October 31, 2019, by major security category or type:
	Total value at 10-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Brazil	$5,741,927	$5,741,927	—	—
Canada	37,249,617	37,249,617	—	—
Chile	1,072,480	—	$1,072,480	—
China	43,562,351	—	43,562,351	—
France	30,255,208	—	30,255,208	—
Germany	11,704,102	—	11,704,102	—
Hong Kong	27,204,706	—	27,204,706	—
Italy	22,639,785	—	22,639,785	—
Japan	17,886,403	—	17,886,403	—
Spain	16,134,720	—	16,134,720	—
United Kingdom	25,246,392	—	25,246,392	—
United States	119,747,506	119,747,506	—	—
22	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT

	Total value at 10-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Securities lending collateral	$7,138,567	$7,138,567	—	—
Short-term investments	17,000,000	—	$17,000,000	—
Total investments in securities	$382,583,764	$169,877,617	$212,706,147	—
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities,
ANNUAL REPORT | JOHN HANCOCK Infrastructure Fund	23

the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2019, the fund loaned securities valued at $6,814,772 and received $7,138,000 of cash collateral.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund
24	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT

based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2019, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2019 were $2,668.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of October 31, 2019, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2019 and 2018 was as follows:
	October 31, 2019	October 31, 2018
Ordinary income	$5,055,556	$2,626,196
Long-term capital gains	3,231,697	381,107
Total	$8,287,253	$3,007,303
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2019, the components of distributable earnings on a tax basis consisted of $1,127,136 of undistributed ordinary income and $11,623,453 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to treating a portion of the proceeds from redemptions as distributions for tax purposes and wash sale loss deferrals.
ANNUAL REPORT | JOHN HANCOCK Infrastructure Fund	25

Note 3—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC). Prior to June 28, 2019, the Advisor was known as John Hancock Advisers, LLC and the Distributor was known as John Hancock Funds, LLC.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.800% of the first $250 million of the fund’s aggregate average daily net assets and (b) 0.750% of fund’s aggregate average daily net assets in excess of $250 million. Aggregate net assets include the net assets of the fund and the portion of the net assets of John Hancock Diversified Real Assets Fund, a series of John Hancock Investment Trust, subadvised by Wellington in the Infrastructure approach. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2019, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor contractually agreed to reduce its management fee or, if necessary make payment to Class A, Class C, Class I, Class R6 and Class NAV shares, in an amount equal to the amount by which the expenses of Class A, Class C, Class I, Class R6 and Class NAV shares, as applicable, exceed 1.31%, 2.01%, 1.00%,0.92% and 0.92% respectively, of the average daily net assets attributable to the class. For purposes of this agreement, “expenses of Class A, Class C, Class I, Class R6 and Class NAV shares” means all expenses of the applicable class excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, acquired fund fees paid indirectly, borrowing costs, prime brokerage fees, and short dividend expenses. This agreement expires on February 29, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon determination that this is appropriate under the circumstances at that time.
For the year ended October 31, 2019, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$4,287
Class C	921
Class I	67,757
Class	Expense reduction
Class R6	$3,990
Class NAV	6,133
Total	$83,088

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
26	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2019, were equivalent to a net annual effective rate of 0.75% of the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2019 amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee
Class A	0.30%
Class C	1.00%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $228,492 for the year ended October 31, 2019. Of this amount, $38,326 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $190,166 was paid as sales commissions to broker-dealers and $0 was paid as sales commissions to sales personnel of Signator Investors, Inc., which had been a broker-dealer affiliate of the Advisor through November 2, 2018.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2019, CDSCs received by the Distributor amounted to $9 and $684 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
ANNUAL REPORT | JOHN HANCOCK Infrastructure Fund	27

Class level expenses. Class level expenses for the year ended October 31, 2019 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$34,966	$13,776
Class C	24,590	2,916
Class I	—	169,473
Class R6	—	2,312
Total	$59,556	$188,477
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$10,824,086	1	2.360%	$710
Note 5—Fund share transactions
Transactions in fund shares for the years ended October 31, 2019 and 2018 were as follows:
	Year Ended 10-31-19		Year Ended 10-31-18
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,476,930	$18,826,723	189,486	$2,263,139
Distributions reinvested	25,428	315,703	8,587	102,180
Repurchased	(180,778)	(2,256,942)	(186,645)	(2,201,033)
Net increase	1,321,580	$16,885,484	11,428	$164,286
Class C shares
Sold	399,750	$5,044,757	33,252	$394,840
Distributions reinvested	3,328	41,292	498	5,884
Repurchased	(48,719)	(614,589)	(17,191)	(205,541)
Net increase	354,359	$4,471,460	16,559	$195,183
Class I shares
Sold	12,656,531	$158,308,982	5,781,686	$68,034,876
Distributions reinvested	231,506	2,898,354	39,459	468,639
Repurchased	(2,259,401)	(28,762,651)	(641,087)	(7,586,178)
Net increase	10,628,636	$132,444,685	5,180,058	$60,917,337
28	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT

	Year Ended 10-31-19		Year Ended 10-31-18
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	3,686,414	$47,162,032	15,866	$192,081
Distributions reinvested	35,857	465,663	2,416	28,808
Repurchased	(150,140)	(1,944,004)	(2,454)	(29,655)
Net increase	3,572,131	$45,683,691	15,828	$191,234
Class NAV shares
Sold	544,047	$6,832,002	538,893	$6,426,914
Distributions reinvested	276,560	3,352,544	172,710	2,058,597
Repurchased	(1,957,974)	(24,352,153)	(1,619,216)	(19,542,671)
Net decrease	(1,137,367)	$(14,167,607)	(907,613)	$(11,057,160)
Total net increase	14,739,339	$185,317,713	4,316,260	$50,410,880
Affiliates of the fund owned 100% of shares of Class NAV on October 31, 2019. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $231,359,221 and $62,380,688, respectively, for the year ended October 31, 2019.
Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2019, funds within the John Hancock group of funds complex held 22.4% of the fund's net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund's net assets:
Portfolio	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	11.1%
John Hancock Funds II Alternative Asset Allocation	7.2%
ANNUAL REPORT | JOHN HANCOCK Infrastructure Fund	29

Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
					Dividends and distributions
Affiliate	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
John Hancock Collateral Trust*	34,271	5,249,161	(4,570,146)	713,286	—	—	$362	$228	$7,138,567

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
30	JOHN HANCOCK Infrastructure Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Infrastructure Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock Infrastructure Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2019
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK INFRASTRUCTURE FUND	31

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2019.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Income derived from foreign sources was $5,890,823. The fund intends to pass through foreign tax credits of $424,804.
The fund paid $3,566,366 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2019 Form 1099-DIV in early 2020. This will reflect the tax character of all distributions paid in calendar year 2019.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
32	JOHN HANCOCK INFRASTRUCTURE FUND | ANNUAL REPORT

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor, formerly known as "John Hancock Advisers, LLC") and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor), for John Hancock Infrastructure Fund (the fund, formerly known as "Enduring Assets Fund"). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-26, 2019 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 28-30, 2019.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-26, 2019, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements

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and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

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(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one- and five-year periods and underperformed its benchmark index for the three-year period ended December 31, 2018. The Board also noted that the fund outperformed its peer group average for the one-, three- and five-year periods ended December 31, 2018. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark for the one- and five-year periods and to the peer group for the one-, three- and five-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and net total expenses for the fund are lower than the peer group median.

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The Board took into account management's discussion of the fund's expenses, including actions taken by the Board to reduce the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and

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(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or

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investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the

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performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	207
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	207
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	207
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	207
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	1986	207
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	207
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	207
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women's Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2012	207
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	1994	207
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2009	207
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	207
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	207
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

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Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
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More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Wellington Management Company LLP

Portfolio Manager

G. Thomas Levering

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 2000 Crown Colony Drive Suite 55913 Quincy, MA 02169-0953

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Classic Value

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Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Disciplined Alternative Yield

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Infrastructure Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1003867	438A 10/19 12/19

John Hancock

Small Cap Core Fund

Annual report 10/31/19

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A shares) or 888-972-8696 (Class I and Class R6 shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

It was a volatile time for stock investors in the United States during the 12 months ended October 31, 2019, although many segments of the market delivered attractive absolute returns for the period. Uncertainty surrounding trade with China, the impeachment inquiry against President Trump, and the broader health of the global economy led to some dramatic swings in performance. Investors, who had generally shunned riskier assets in the final months of 2018, regained their risk appetites in the first half of 2019. Despite setbacks in May and August, the markets closed the period on record highs. Against this backdrop, the U.S. Federal Reserve pivoted from raising short-term interest rates to an easing stance, cutting interest rates three times in the latter half of the period.

While the economic fundamentals in the United States appear fairly solid, with a strong labor market and a confident consumer base, there are sure to be patches of market turbulence as the year goes on, particularly if the likelihood of a recession is perceived to increase. As always, your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Small Cap Core Fund

2	Your fund at a glance
4	Manager's discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund's investments
14	Financial statements
17	Financial highlights
21	Notes to financial statements
30	Report of independent registered public accounting firm
31	Tax information
32	Continuation of investment advisory and subadvisory agreements
39	Trustees and Officers
43	More information

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/19 (%)

The Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small-capitalization stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. small-cap stocks advanced

Against a backdrop of generally supportive U.S. growth and recurring uncertainty in international trade, small-cap stocks lagged larger-cap stocks but still experienced positive returns.

Small-cap tech and utilities outperformed

In terms of sectors, the strongest areas of small-cap performance were in information technology and utilities, while the weakest areas were energy and communication services.

The fund outperformed its benchmark

The fund outpaced its small-cap benchmark, the Russell 2000 Index, largely due to stock selection across a variety of sectors, including industrials, healthcare, materials, and information technology.

SECTOR COMPOSITION AS OF 10/31/19 (%)

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       3

Manager's discussion of fund performance

How would you describe economic conditions during the 12 months ended October 31, 2019, and how did they affect the performance of small-cap stocks?

The start of the period saw a severe market pullback due to concerns over slowing growth and particularly the advent of higher uncertainty in trade policy. For much of 2019, however, markets recovered and continued their advance as U.S. economic conditions remained generally supportive. With positive data flow in U.S. employment, consumer spending, and housing markets, we reasoned that the occasionally voiced recession fears were misplaced, and we felt comfortable adding to positions in small-cap consumer cyclicals and industrials. Beyond that, the general concern about declining interest rates made us somewhat more cautious on financials, where the lower-for-longer rate environment might dampen profit potential.

How did the fund perform?

The fund outperformed the benchmark, and generally did so consistently quarter to quarter for the annual period. The top contributor to performance for the period overall was Lattice Semiconductor Corp., a specialized semiconductor company that creates programmable data arrays—electronic components that form the basic building blocks of digital circuits. Another strong contributor to relative returns was an out-of-benchmark holding of Zynga, Inc., a mobile gaming company, which hired

TOP 10 HOLDINGS AS OF 10/31/19 (%)

First Industrial Realty Trust, Inc.	2.9
American Assets Trust, Inc.	2.5
EPR Properties	2.3
j2 Global, Inc.	2.3
Quanta Services, Inc.	2.2
The Timken Company	2.0
Physicians Realty Trust	2.0
Graphic Packaging Holding Company	2.0
Bio-Rad Laboratories, Inc., Class A	2.0
EMCOR Group, Inc.	1.9
TOTAL	22.1
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       4

new management that focused on balancing profitability and growth. While most mobile games can be played for free, there's a dedicated consumer base that's willing to pay for accessories and in-game advantages, which makes for strong pricing dynamics that Zynga managed to its benefit.

The stock of Boingo Wireless, Inc. was a large detractor during the period. While it's frequently thought of as a wireless hotspot provider, this company creates distributed antenna systems in contracted locations, which lets major telecoms use its high-quality networks for voice and data communication. The company was investing heavily in its business during the period, which led to negative free cash flow. While other investors soured on the stock, we maintained the position.

An out-of-benchmark holding of Patterson-UTI Energy, Inc. was another detractor. This company provides on-shore oil services, such as drilling rigs and pressure pumping and fracturing, to energy companies. The stock fell owing to weakness in the oil price and because creditors insisted on more discipline around the company's capital spending. We trimmed the position.

How was the fund positioned at period end?

The fund had a large underweight in financials, as the portfolio isn't exposed to many stocks outside the banking segment, and an underweight in consumer discretionary stocks. The biggest overweight position was in information technology.

MANAGED BY

Bill Talbot, CFA On the fund since 2013 Investing since 1986

The views expressed in this report are exclusively those of Bill Talbot, CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       5

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  OCTOBER 31, 2019

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A2	3.04	6.26	5.42	35.49	36.30
Class I2,3	8.79	7.56	6.55	43.94	45.09
Class R6[2,3]	8.83	7.51	6.48	43.65	44.51
Class NAV[3]	8.94	7.68	6.67	44.76	46.06
Index†	4.90	7.37	7.21	42.70	50.44

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5%. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I	Class R6	Class NAV
Gross (%)	1.36	1.12	1.01	1.00
Net (%)	1.35	1.11	1.00	0.99

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 2000 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       6

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Small Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 2000 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class I2,3	12-20-13	14,509	14,509	15,044
Class R6[2,3]	12-20-13	14,451	14,451	15,044
Class NAV[3]	12-20-13	14,606	14,606	15,044

The Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower returns.

Footnotes related to performance pages

1	From 12-20-13.
2	Class A and Class I shares were first offered on 12-20-13. Class A shares ceased operations between 3-10-16 and 8-30-17. Returns while Class A shares were not offered are those of Class I shares. Class R6 shares were first offered on 8-30-17. Returns shown prior to this date are those of Class A shares (or Class I shares for the period between 3-10-16 and 8-30-17), that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	For certain types of investors, as described in the fund's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2019, with the same investment held until October 31, 2019.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2019, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2019, with the same investment held until October 31, 2019. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK SMALL CAP CORE FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2019	Ending value on 10-31-2019	Expenses paid during period ended 10-31-2019[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 983.30	$6.45	1.29%
	Hypothetical example	1,000.00	1,018.70	6.56	1.29%
Class I	Actual expenses/actual returns	1,000.00	984.90	5.20	1.04%
	Hypothetical example	1,000.00	1,020.00	5.30	1.04%
Class R6	Actual expenses/actual returns	1,000.00	985.00	4.65	0.93%
	Hypothetical example	1,000.00	1,020.50	4.74	0.93%
Class NAV	Actual expenses/actual returns	1,000.00	985.80	4.60	0.92%
	Hypothetical example	1,000.00	1,020.60	4.69	0.92%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK SMALL CAP CORE FUND	9

Fund’s investments
AS OF 10-31-19
	Shares	Value
Common stocks 98.7%		$636,477,076
(Cost $604,364,108)
Communication services 9.1%		58,764,595
Entertainment 7.1%
Cinemark Holdings, Inc.	315,931	11,563,075
Glu Mobile, Inc. (A)	1,204,856	7,144,796
Rosetta Stone, Inc. (A)	329,986	6,322,532
Rovio Entertainment OYJ (B)	905,105	4,063,477
Sciplay Corp., Class A (A)	537,699	5,199,549
Zynga, Inc., Class A (A)	1,821,486	11,238,569
Interactive media and services 1.1%
CarGurus, Inc. (A)	217,427	7,303,373
Wireless telecommunication services 0.9%
Boingo Wireless, Inc. (A)	626,106	5,929,224
Consumer discretionary 8.1%		52,223,667
Hotels, restaurants and leisure 2.9%
Dave & Buster's Entertainment, Inc.	134,005	5,330,719
Penn National Gaming, Inc. (A)	274,219	5,844,978
Vail Resorts, Inc.	32,897	7,644,276
Household durables 1.7%
Universal Electronics, Inc. (A)	208,736	10,879,320
Internet and direct marketing retail 0.8%
The RealReal, Inc. (A)	223,828	5,172,665
Specialty retail 1.8%
Lithia Motors, Inc., Class A	42,506	6,693,845
Williams-Sonoma, Inc.	72,456	4,839,336
Textiles, apparel and luxury goods 0.9%
Movado Group, Inc.	223,360	5,818,528
Consumer staples 1.4%		9,165,972
Household products 1.4%
Central Garden & Pet Company, Class A (A)	324,115	9,165,972
Energy 2.0%		13,087,427
Energy equipment and services 0.6%
Patterson-UTI Energy, Inc.	463,072	3,852,759
Oil, gas and consumable fuels 1.4%
Magnolia Oil & Gas Corp., Class A (A)	490,434	4,816,062
PDC Energy, Inc. (A)	221,484	4,418,606
10	JOHN HANCOCK SMALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials 9.3%		$60,202,909
Banks 9.3%
Atlantic Union Bankshares Corp.	200,722	7,398,613
Banner Corp.	144,411	7,795,306
Columbia Banking System, Inc.	215,524	8,470,093
First Community Corp.	190,188	3,642,100
Independent Bank Group, Inc.	148,333	7,931,366
Pinnacle Financial Partners, Inc.	140,172	8,244,917
South State Corp.	104,029	8,203,727
Univest Financial Corp.	330,749	8,516,787
Health care 18.5%		119,002,962
Biotechnology 5.5%
DBV Technologies SA, ADR (A)	252,469	1,805,153
Emergent BioSolutions, Inc. (A)	205,621	11,753,296
Ligand Pharmaceuticals, Inc. (A)	64,834	7,054,588
Recro Pharma, Inc. (A)	588,626	9,282,632
Retrophin, Inc. (A)	298,365	3,580,380
Stemline Therapeutics, Inc. (A)	202,316	2,023,160
Health care equipment and supplies 6.5%
AtriCure, Inc. (A)	229,887	6,112,695
Integra LifeSciences Holdings Corp. (A)	133,506	7,751,358
Merit Medical Systems, Inc. (A)	330,863	6,833,975
Neuronetics, Inc. (A)	294,630	2,625,153
SeaSpine Holdings Corp. (A)	720,422	9,970,640
The Cooper Companies, Inc.	28,669	8,342,679
Health care providers and services 0.8%
The Providence Service Corp. (A)	82,934	5,296,995
Life sciences tools and services 4.6%
Bio-Rad Laboratories, Inc., Class A (A)	38,305	12,702,704
PRA Health Sciences, Inc. (A)	84,496	8,256,104
Syneos Health, Inc. (A)	177,134	8,883,270
Pharmaceuticals 1.1%
Prestige Consumer Healthcare, Inc. (A)	189,740	6,728,180
Industrials 14.2%		91,769,934
Building products 1.8%
American Woodmark Corp. (A)	55,076	5,461,336
Armstrong World Industries, Inc.	67,047	6,270,906
Commercial services and supplies 1.1%
UniFirst Corp.	35,341	7,097,886
Construction and engineering 4.1%
EMCOR Group, Inc.	142,527	12,501,043
Quanta Services, Inc.	331,472	13,938,398
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SMALL CAP CORE FUND	11

	Shares	Value
Industrials (continued)
Electrical equipment 2.2%
Regal Beloit Corp.	143,992	$10,662,608
Vicor Corp. (A)	90,305	3,282,587
Machinery 2.0%
The Timken Company	269,471	13,204,079
Trading companies and distributors 3.0%
Applied Industrial Technologies, Inc.	150,121	8,983,241
Watsco, Inc.	58,808	10,367,850
Information technology 19.1%		123,008,556
Electronic equipment, instruments and components 1.3%
TTM Technologies, Inc. (A)	718,642	8,415,298
IT services 1.4%
WNS Holdings, Ltd., ADR (A)	140,599	8,694,642
Semiconductors and semiconductor equipment 8.0%
Ambarella, Inc. (A)	151,415	7,968,971
DSP Group, Inc. (A)	421,150	6,279,347
Lattice Semiconductor Corp. (A)	333,793	6,539,005
Semtech Corp. (A)	144,181	7,275,373
Silicon Laboratories, Inc. (A)	53,858	5,721,874
Synaptics, Inc. (A)	198,709	8,367,636
Tower Semiconductor, Ltd. (A)	431,339	9,459,264
Software 7.0%
Box, Inc., Class A (A)	358,845	6,071,657
ForeScout Technologies, Inc. (A)	224,029	6,891,132
j2 Global, Inc.	158,128	15,015,835
MicroStrategy, Inc., Class A (A)	30,034	4,602,711
MobileIron, Inc. (A)	1,255,733	7,860,889
Tenable Holdings, Inc. (A)	196,761	4,958,377
Technology hardware, storage and peripherals 1.4%
Pure Storage, Inc., Class A (A)	456,657	8,886,545
Materials 4.8%		30,978,694
Chemicals 1.5%
Valvoline, Inc.	458,151	9,776,942
Containers and packaging 2.0%
Graphic Packaging Holding Company	828,743	12,978,115
Metals and mining 1.3%
Kaiser Aluminum Corp.	76,799	8,223,637
Real estate 9.8%		63,028,566
Equity real estate investment trusts 9.8%
American Assets Trust, Inc.	335,069	16,404,978
12	JOHN HANCOCK SMALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Real estate (continued)
Equity real estate investment trusts (continued)
EPR Properties	193,287	$15,035,796
First Industrial Realty Trust, Inc.	440,236	18,538,339
Physicians Realty Trust	698,953	13,049,453
Utilities 2.4%		15,243,794
Electric utilities 1.5%
Portland General Electric Company	171,519	9,756,001
Multi-utilities 0.9%
Unitil Corp.	88,129	5,487,793

	Yield (%)	Shares	Value
Short-term investments 2.0%			$12,648,587
(Cost $12,648,587)
Money market funds 2.0%			12,648,587
State Street Institutional U.S. Government Money Market Fund, Premier Class	1.7521(C)	12,648,587	12,648,587

Total investments (Cost $617,012,695) 100.7%	$649,125,663
Other assets and liabilities, net (0.7%)	(4,586,089)
Total net assets 100.0%	$644,539,574

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	The rate shown is the annualized seven-day yield as of 10-31-19.
At 10-31-19, the aggregate cost of investments for federal income tax purposes was $624,306,510. Net unrealized appreciation aggregated to $24,819,153, of which $67,531,481 related to gross unrealized appreciation and $42,712,328 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SMALL CAP CORE FUND	13

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-19

Assets
Unaffiliated investments, at value (Cost $617,012,695)	$649,125,663
Dividends and interest receivable	254,842
Receivable for fund shares sold	285,381
Receivable for investments sold	2,613,352
Other assets	86,973
Total assets	652,366,211
Liabilities
Payable for investments purchased	7,073,167
Payable for fund shares repurchased	556,597
Payable to affiliates
Accounting and legal services fees	56,599
Transfer agent fees	27,430
Trustees' fees	658
Other liabilities and accrued expenses	112,186
Total liabilities	7,826,637
Net assets	$644,539,574
Net assets consist of
Paid-in capital	$639,982,535
Total distributable earnings (loss)	4,557,039
Net assets	$644,539,574

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($235,175,981 ÷ 19,964,841 shares)[1]	$11.78
Class I ($25,419,145 ÷ 2,157,990 shares)	$11.78
Class R6 ($85,917,110 ÷ 7,284,302 shares)	$11.79
Class NAV ($298,027,338 ÷ 25,284,557 shares)	$11.79
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$12.40

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
14	JOHN HANCOCK Small Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended  10-31-19

Investment income
Dividends	$6,574,371
Interest	437,526
Total investment income	7,011,897
Expenses
Investment management fees	5,027,418
Distribution and service fees	591,481
Accounting and legal services fees	130,068
Transfer agent fees	315,044
Trustees' fees	9,913
Custodian fees	50,495
State registration fees	84,000
Printing and postage	99,460
Professional fees	63,125
Other	24,347
Total expenses	6,395,351
Less expense reductions	(43,578)
Net expenses	6,351,773
Net investment income	660,124
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(22,632,581)
Affiliated investments	(3,334,213)
(25,966,794)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	72,407,073
Affiliated investments	1,149,105
73,556,178
Net realized and unrealized gain	47,589,384
Increase in net assets from operations	$48,249,508
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Core Fund	15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-19	Year ended 10-31-18
Increase (decrease) in net assets
From operations
Net investment income	$660,124	$613,752
Net realized gain (loss)	(25,966,794)	20,199,190
Change in net unrealized appreciation (depreciation)	73,556,178	(54,947,921)
Increase (decrease) in net assets resulting from operations	48,249,508	(34,134,979)
Distributions to shareholders
From earnings
Class A	(10,724,311)	(235,550)
Class I	(1,125,891)	(79,714)
Class R6	(3,969,480)	(44,129)
Class NAV	(7,643,165)	(19,181,481)
Total distributions	(23,462,847)	(19,540,874)
From fund share transactions
Fund share transactions	112,987,646	88,036,704
Issued in reorganization	—	294,730,327
From fund share transactions	112,987,646	382,767,031
Total increase	137,774,307	329,091,178
Net assets
Beginning of year	506,765,267	177,674,089
End of year	$644,539,574	$506,765,267
16	JOHN HANCOCK Small Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	10-31-19	10-31-18	10-31-17 [1]	10-31-15
Per share operating performance
Net asset value, beginning of period	$11.42	$13.82	$12.86	$10.06
Net investment loss[2]	(0.01)	(0.01)	— [3]	(0.01)
Net realized and unrealized gain (loss) on investments	0.89	(0.89)	0.96	(0.06)
Total from investment operations	0.88	(0.90)	0.96	(0.07)
Less distributions
From net realized gain	(0.52)	(1.50)	—	(0.20)
Net asset value, end of period	$11.78	$11.42	$13.82	$9.79
Total return (%)[4,5]	8.45	(7.59)	7.47 [6]	(0.65)
Ratios and supplemental data
Net assets, end of period (in millions)	$235	$240	$1	$— [7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.29	1.37	1.41 [8]	1.40
Expenses including reductions	1.29	1.36	1.40 [8]	1.40
Net investment loss	(0.10)	(0.07)	— [8,9]	(0.06)
Portfolio turnover (%)	72	102 [10]	68 [11]	68

[1]	Period from 8-30-17 (relaunch date) to 10-31-17. Class A liquidated on 3-10-16, accordingly, there were no shares of this class outstanding 10-31-16.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Not annualized.
[7]	Less than $500,000.
[8]	Annualized.
[9]	Less than 0.005%.
[10]	Excludes merger activity.
[11]	Portfolio turnover is shown for the period from 11-1-16 to 10-31-17.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Core Fund	17

CLASS I SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15
Per share operating performance
Net asset value, beginning of period	$11.41	$13.82	$10.98	$9.85	$10.08
Net investment income[1]	0.02	0.02	0.05	0.06	0.03
Net realized and unrealized gain (loss) on investments	0.89	(0.90)	2.88	1.21	(0.06)
Total from investment operations	0.91	(0.88)	2.93	1.27	(0.03)
Less distributions
From net investment income	(0.02)	(0.03)	(0.09)	(0.04)	—
From net realized gain	(0.52)	(1.50)	—	(0.10)	(0.20)
Total distributions	(0.54)	(1.53)	(0.09)	(0.14)	(0.20)
Net asset value, end of period	$11.78	$11.41	$13.82	$10.98	$9.85
Total return (%)[2]	8.79	(7.48)	26.79	13.18	(0.35)
Ratios and supplemental data
Net assets, end of period (in millions)	$25	$29	$1	$1	$— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.05	1.13	1.15	1.09	1.09
Expenses including reductions	1.04	1.12	1.14	1.09	1.09
Net investment income	0.14	0.19	0.41	0.60	0.28
Portfolio turnover (%)	72	102 [4]	68	59	68

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
[4]	Excludes merger activity.
18	JOHN HANCOCK Small Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	10-31-19	10-31-18	10-31-17 [1]
Per share operating performance
Net asset value, beginning of period	$11.43	$13.83	$12.86
Net investment income[2]	0.03	0.04	0.01
Net realized and unrealized gain (loss) on investments	0.89	(0.90)	0.96
Total from investment operations	0.92	(0.86)	0.97
Less distributions
From net investment income	(0.04)	(0.04)	—
From net realized gain	(0.52)	(1.50)	—
Total distributions	(0.56)	(1.54)	—
Net asset value, end of period	$11.79	$11.43	$13.83
Total return (%)[3]	8.83	(7.30)	7.54 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$86	$82	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.94	1.02	1.05 [6]
Expenses including reductions	0.93	1.01	1.04 [6]
Net investment income	0.25	0.29	0.45 [6]
Portfolio turnover (%)	72	102 [7]	68 [8]

[1]	The inception date for Class R6 shares is 8-30-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Excludes merger activity.
[8]	Portfolio turnover is shown for the period from 11-1-16 to 10-31-17.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Core Fund	19

CLASS NAV SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15
Per share operating performance
Net asset value, beginning of period	$11.42	$13.83	$10.98	$9.85	$10.09
Net investment income[1]	0.03	0.04	0.06	0.07	0.04
Net realized and unrealized gain (loss) on investments	0.90	(0.91)	2.89	1.21	(0.07)
Total from investment operations	0.93	(0.87)	2.95	1.28	(0.03)
Less distributions
From net investment income	(0.04)	(0.04)	(0.10)	(0.05)	(0.01)
From net realized gain	(0.52)	(1.50)	—	(0.10)	(0.20)
Total distributions	(0.56)	(1.54)	(0.10)	(0.15)	(0.21)
Net asset value, end of period	$11.79	$11.42	$13.83	$10.98	$9.85
Total return (%)[2]	8.94	(7.36)	27.00	13.21	(0.23)
Ratios and supplemental data
Net assets, end of period (in millions)	$298	$156	$176	$138	$153
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	1.01	1.04	0.98	0.98
Expenses including reductions	0.92	1.00	1.03	0.97	0.97
Net investment income	0.26	0.32	0.49	0.74	0.37
Portfolio turnover (%)	72	102 [3]	68	59	68

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes merger activity.
20	JOHN HANCOCK Small Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Small Cap Core Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when
ANNUAL REPORT | JOHN HANCOCK Small Cap Core Fund	21

the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of October 31, 2019, by major security category or type:
	Total value at 10-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$58,764,595	$54,701,118	$4,063,477	—
Consumer discretionary	52,223,667	52,223,667	—	—
Consumer staples	9,165,972	9,165,972	—	—
Energy	13,087,427	13,087,427	—	—
Financials	60,202,909	60,202,909	—	—
Health care	119,002,962	119,002,962	—	—
Industrials	91,769,934	91,769,934	—	—
Information technology	123,008,556	123,008,556	—	—
Materials	30,978,694	30,978,694	—	—
Real estate	63,028,566	63,028,566	—	—
Utilities	15,243,794	15,243,794	—	—
Short-term investments	12,648,587	12,648,587	—	—
Total investments in securities	$649,125,663	$645,062,186	$4,063,477	—
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the
22	JOHN HANCOCK Small Cap Core Fund | ANNUAL REPORT

ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2019, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2019 were $3,500.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
ANNUAL REPORT | JOHN HANCOCK Small Cap Core Fund	23

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of October 31, 2019, the fund has a short-term capital loss carryforward of $20,262,114 available to offset future net realized capital gains. This carryforward does not expire. Availability of a certain amount of the loss carryforwards may be limited in a given year due to I.R.S. Regulations.
As of October 31, 2019, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2019 and 2018 was as follows:
	October 31, 2019	October 31, 2018
Ordinary income	$1,210,047	$6,508,553
Long-term capital gains	22,252,800	13,032,321
Total	$23,462,847	$19,540,874
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2019, there were no distributable earnings on a tax basis.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to characterization of distributions and wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC). Prior to June 28, 2019, the Advisor was known as John Hancock Advisers, LLC and the Distributor was known as John Hancock Funds, LLC.
24	JOHN HANCOCK Small Cap Core Fund | ANNUAL REPORT

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.870% of the first $300 million of the fund’s average daily net assets, (b) 0.830% of the next $300 million of the fund’s average daily net assets, (c) 0.815% of the next $300 million of the fund’s average daily net assets, and (d) 0.800% of the fund’s average daily net assets in excess of $900 million. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. Prior to May 7, 2019, Manulife Investment Management (US) LLCwas known as John Hancock Asset Management, a division of Manulife Asset Management (US) LLC. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2019, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended October 31, 2019, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$17,399
Class I	1,698
Class R6	6,120
Class	Expense reduction
Class NAV	$18,361
Total	$43,578

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2019, were equivalent to a net annual effective rate of 0.84% of the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2019 amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee
Class A	0.25%
ANNUAL REPORT | JOHN HANCOCK Small Cap Core Fund	25

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $271,109 for the year ended October 31, 2019. Of this amount, $46,207 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $224,738 was paid as sales commissions to broker-dealers and $164 was paid as sales commissions to sales personnel of Signator Investors, Inc., which had been a broker-dealer affiliate of the Advisor through November 2, 2018.
Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2019, CDSCs received by the Distributor amounted to $4,596 for Class A.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended October 31, 2019 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$591,481	$275,554
Class I	—	28,732
Class R6	—	10,758
Total	$591,481	$315,044
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$15,241,344	1	2.350%	$995
26	JOHN HANCOCK Small Cap Core Fund | ANNUAL REPORT

Note 5—Fund share transactions
Transactions in fund shares for the years ended October 31, 2019 and 2018 were as follows:
	Year Ended 10-31-19		Year Ended 10-31-18
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,725,524	$30,358,218	3,989,570	$50,409,482
Issued in reorganization	—	—	18,975,896	228,384,397
Distributions reinvested	1,052,461	10,661,434	18,159	230,074
Repurchased	(4,832,170)	(54,031,131)	(2,016,150)	(25,345,313)
Net increase (decrease)	(1,054,185)	$(13,011,479)	20,967,475	$253,678,640
Class I shares
Sold	994,514	$11,211,008	1,882,475	$23,701,911
Issued in reorganization	—	—	995,716	11,964,123
Distributions reinvested	110,758	1,119,763	6,306	79,714
Repurchased	(1,473,331)	(16,459,935)	(409,628)	(5,106,887)
Net increase (decrease)	(368,059)	$(4,129,164)	2,474,869	$30,638,861
Class R6 shares
Sold	2,190,766	$24,498,720	3,598,805	$45,199,812
Issued in reorganization	—	—	4,522,283	54,381,807
Distributions reinvested	391,155	3,954,577	3,016	38,148
Repurchased	(2,436,718)	(27,396,840)	(988,893)	(12,433,761)
Net increase	145,203	$1,056,457	7,135,211	$87,186,006
Class NAV shares
Sold	14,336,991	$161,545,994	449,147	$5,451,668
Distributions reinvested	756,000	7,643,165	1,517,522	19,181,480
Repurchased	(3,500,381)	(40,117,327)	(1,019,595)	(13,369,624)
Net increase	11,592,610	$129,071,832	947,074	$11,263,524
Total net increase	10,315,569	$112,987,646	31,524,629	$382,767,031
Affiliates of the fund owned 1%,1% and 100% of shares of Class I, Class R6 and Class NAV, respectively, on October 31, 2019. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $522,036,712 and $413,170,240, respectively, for the year ended October 31, 2019.
ANNUAL REPORT | JOHN HANCOCK Small Cap Core Fund	27

Note 7—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2019, funds within the John Hancock group of funds complex held 46.3% of the fund's net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund's net assets:
Portfolio	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	22.5%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	14.0%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	9.8%
Note 8—Transactions in securities of affiliated issuers
Affiliated issuers, as defined by the 1940 Act, are those in which the fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund's transactions in the securities of these issuers during the year ended October 31, 2019, is set forth below:
					Dividends and distributions
Affiliate	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value

Enzo Biochem, Inc.*	1,736,079	997,626	(2,733,705)	—	—	—	$(4,251,130)	$4,540,694	—
SeaSpine Holdings Corp.*	686,276	304,509	(270,363)	720,422	—	—	916,917	(3,391,589)	$9,970,640
					—	—	$(3,334,213)	$1,149,105	$9,970,640

*	The security was an affiliate during the year but was not an affiliate at the beginning or end of the year.
Note 9—Reorganization
On January 26, 2018, the shareholders of John Hancock Funds III Small Company Fund (the Acquired fund) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of the fund (the Acquiring fund) with a value equal to the net assets transferred.
The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired fund in exchange for shares of the Acquiring fund with a value equal to the net assets transferred; (b) the liquidation of the Acquired fund; and (c) the distribution to Acquired fund’s shareholders of such Acquiring fund’s shares. The reorganization was intended to consolidate the Acquired fund with a fund with similar objectives and achieve economies of scale. As a result of the reorganization, the Acquiring fund is the legal and accounting survivor.
Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired fund or its shareholders. Thus, the investments were transferred to the Acquiring fund at the Acquired fund’s identified cost. All distributable amounts of net income and realized gains from the Acquired fund were distributed prior to the reorganization. In addition, the expenses
28	JOHN HANCOCK Small Cap Core Fund | ANNUAL REPORT

of the reorganization will be shared pro-rata. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on March 23, 2018. The following outlines the reorganization:
Acquiring Portfolio	Acquired Portfolio	Net Asset Value of the Acquired Portfolio	Appreciation of the Acquired Portfolio’s Investments	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
JHF Small Cap Core Fund	JHF III Small Company Fund	$294,730,327	$(16,780,146)	13,378,531	24,493,895	$205,780,002	$500,510,329
See Note 5 for capital shares issued in connection with the above referenced reorganizations.
ANNUAL REPORT | JOHN HANCOCK Small Cap Core Fund	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Small Cap Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock Small Cap Core Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2019
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
30	JOHN HANCOCK SMALL CAP CORE FUND | ANNUAL REPORT

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2019.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund paid $22,252,800 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2019 Form 1099-DIV in early 2020. This will reflect the tax character of all distributions paid in calendar year 2019.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP CORE FUND	31

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor, formerly known as "John Hancock Advisers, LLC") and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor, formerly known as "John Hancock Asset Management a division of Manulife Asset Management (US) LLC") for John Hancock Small Cap Core Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-26, 2019 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 28-30, 2019.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-26, 2019, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements

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and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

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(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index and peer group average for the one-year period ended December 31, 2018. The Board took into account management's discussion of the fund's performance. The Board also took into account management's discussion of the reasons for the fund's recent underperformance. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses, including that the fund's most recent net expense ratio was lower than the net expense ratio reported by the independent third party provider of fund data.

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The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduce certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       35

(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       36

regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       37

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       38

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	207
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	207
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	207
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	207
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	1986	207
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	207
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       39

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	207
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women's Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2012	207
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	1994	207
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2009	207
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       40

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	207
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	207
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       41

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       42

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Manulife Investment Management (US) LLC

Portfolio Manager

Bill Talbot, CFA

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 2000 Crown Colony Drive Suite 55913 Quincy, MA 02169-0953

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP CORE FUND       43

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Disciplined Alternative Yield

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Small Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1003887	445A 10/19 12/19

John Hancock

Disciplined Value International Fund

Annual report 10/31/19

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A and Class C shares) or 888-972-8696 (Class I, Class R2, Class R4 and Class R6 shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

It was a volatile time for global stock investors during the 12 months ended October 31, 2019, although many segments of the market delivered attractive absolute returns for the period. Uncertainty surrounding global trade, a slowdown in China, sluggish growth in Europe, and the latest Brexit developments led to some dramatic swings in performance. Central banks introduced stimulative measures late in the period, with the U.S. Federal Reserve cutting interest rates three times and the European Central Bank rolling out a sweeping package of monetary and fiscal support for the eurozone economy.

Economic fundamentals around the globe are relatively mixed today, with the United States appearing fairly healthy, Europe on decidedly less stable footing, and emerging economies on divergent paths. With an uncertain outlook, it's safe to say there are sure to be patches of market turbulence as the year goes on. As always, your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Disciplined Value International Fund

2	Your fund at a glance
4	Manager's discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund's investments
14	Financial statements
18	Financial highlights
25	Notes to financial statements
35	Report of independent registered public accounting firm
36	Tax information
37	Continuation of investment advisory and subadvisory agreements
44	Trustees and Officers
48	More information

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital growth.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/19 (%)

The MSCI EAFE Index (Europe, Australasia, Far East) is a free-float-adjusted market-capitalization-weighted index that is designed to measure developed market equity performance.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

1	The fund is the successor to Robeco Boston Partners International Equity Fund (predecessor fund) and Class A, Class C, Class I, Class R2, Class R4, and Class R6 shares were first offered on 9-29-14. Class NAV shares were first offered on 4-13-15. Returns prior to this date are those of the predecessor fund's institutional class shares, that have not been adjusted for class-specific expenses; otherwise, returns would vary.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

International equities gained ground during the period

Strong performance from international stocks buoyed the fund's benchmark, the MSCI EAFE Index, to a return of 11.04%.

The fund trailed the benchmark

At a time of strong outperformance for growth stocks, the fund's value orientation was a headwind to relative performance.

Both stock selection and sector allocations hurt results

Stock selection in the consumer staples, industrials, and materials sectors had the largest adverse effect on performance.

SECTOR COMPOSITION AS OF 10/31/19 (%)

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       3

Manager's discussion of fund performance

Can you describe the market environment during the 12 months ended October 31, 2019?

International equities posted a strong, double-digit gain in the annual period, as measured by the 11.04% return of the fund's benchmark, the MSCI EAFE Index. Although the markets faced periodic pressure from slowing economic growth and headlines surrounding the trade dispute between the United States and China, global central banks' shift to more accommodative posture helped buoy investor sentiment.

Value underperformed growth, which was a large headwind for the fund due to our value-oriented investment style. However, we're encouraged by the robust relative performance of value stocks in the final two months of the period.

The fund underperformed its benchmark. What aspects of its positioning helped and hurt relative performance?

Stock selection detracted from the fund's results, largely due to underperformance in the consumer staples, industrials, and materials sectors. Imperial Brands PLC was the largest individual detractor. Shares declined after reports of declining cigarette volumes and the potential regulation of vaping. We trimmed the fund's weighting in the stock to reflect the rising risk.

An out-of-benchmark position in the Mosaic Company, which slid on worries about future demand, was the largest detractor in the materials sector. We maintained the

TOP 10 HOLDINGS AS OF 10/31/19 (%)		TOP 10 COUNTRIES AS OF 10/31/19 (%)
GlaxoSmithKline PLC	3.3	Japan	19.5
TOTAL SA	3.1	United Kingdom	17.8
Danone SA	2.8	France	14.7
CRH PLC	2.5	Switzerland	6.4
Unilever PLC	2.4	Germany	4.9
Novartis AG	2.4	Netherlands	4.6
Allianz SE	2.3	Ireland	3.8
Sony Corp.	2.2	Denmark	3.6
Novo Nordisk A/S, B Shares	2.0	Canada	3.1
Nippon Telegraph & Telephone Corp.	1.9	South Korea	2.7
TOTAL	24.9	TOTAL	81.1
As a percentage of net assets.		As a percentage of net assets.
Cash and cash equivalents are not included.		Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       4

position on the belief the stock continued to offer an attractive valuation. The fund's positions in European banks traded lower on concerns that falling long-term bond yields would weigh on their earnings. In addition, the ongoing Brexit debate led to reduced investor demand for the region's banking stocks. In energy, shares of the French company TOTAL SA—one of the portfolio's top holdings—declined in tandem with the broader sector due to the downturn in oil prices.

On the positive side, security selection in healthcare aided performance, led by positions in GlaxoSmithKline PLC and Novo Nordisk A/S. CRH PLC, a producer of building materials based in Ireland, was the leading individual contributor in the materials sector. The company reported better-than-expected profits for the first half of 2019 and announced an expansion of its share buyback program.

How would you characterize your portfolio activity in the past year?

At the end of the period, the fund's leading overweights were in the financials and energy sectors, and its largest underweights were in utilities, industrials, and real estate. The fund was primarily focused on developed-market stocks, but it held a weighting of 7% in the emerging markets. As always, the underlying rationale for the fund's positioning was the dislocation between valuations and company fundamentals.

MANAGED BY

Christopher K. Hart, CFA On the fund since 2011 Investing since 1991
Joshua M. Jones, CFA On the fund since 2013 Investing since 2004
Joseph F. Feeney, Jr., CFA On the fund since 2011 Investing since 1985
Joshua C. White, CFA On the fund since 2018 Investing since 2006

The views expressed in this report are exclusively those of Christopher K. Hart, CFA, Boston Partners, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Boston Partners is an indirect, wholly owned subsidiary of Orix Corporation of Japan.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       5

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  OCTOBER 31, 2019

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A2	-2.77	0.85	5.61	4.32	53.43
Class C2	0.68	1.18	5.83	6.06	55.99
Class I2,3	2.73	2.20	6.52	11.52	64.15
Class R2[2,3]	2.32	1.83	6.26	9.47	61.01
Class R4[2,3]	2.45	2.07	6.43	10.77	63.05
Class R6[2,3]	2.77	2.31	6.59	12.09	64.98
Class NAV[2,3]	2.77	2.31	6.59	12.10	65.00
Index†	11.04	4.31	7.42	23.47	75.22

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until February 29, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.26	2.01	1.02	1.41	1.26	0.91	0.90
Net (%)	1.24	1.99	0.98	1.39	1.14	0.88	0.88

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI EAFE Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       6

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Disciplined Value International Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI EAFE Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	12-30-11	15,599	15,599	17,522
Class I2,3	12-30-11	16,415	16,415	17,522
Class R2[2,3]	12-30-11	16,101	16,101	17,522
Class R4[2,3]	12-30-11	16,305	16,305	17,522
Class R6[2,3]	12-30-11	16,498	16,498	17,522
Class NAV[2,3]	12-30-11	16,500	16,500	17,522

The MSCI EAFE Index (Europe, Australasia, Far East) is a free-float-adjusted market capitalization index that is designed to measure developed market equity performance.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 12-30-2011.
2	The fund is the successor to Robeco Boston Partners International Equity Fund (predecessor fund) and Class A, Class C, Class I, Class R2, Class R4, and Class R6 shares were first offered on 9-29-14. Class NAV shares were first offered on 4-13-15. Returns prior to this date are those of the predecessor fund's institutional class shares, that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2019, with the same investment held until October 31, 2019.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2019, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2019, with the same investment held until October 31, 2019. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2019	Ending value on 10-31-2019	Expenses paid during period ended 10-31-2019[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,004.90	$ 6.37	1.26%
	Hypothetical example	1,000.00	1,018.90	6.41	1.26%
Class C	Actual expenses/actual returns	1,000.00	1,001.60	10.04	1.99%
	Hypothetical example	1,000.00	1,015.20	10.11	1.99%
Class I	Actual expenses/actual returns	1,000.00	1,006.60	4.96	0.98%
	Hypothetical example	1,000.00	1,020.30	4.99	0.98%
Class R2	Actual expenses/actual returns	1,000.00	1,004.10	7.02	1.39%
	Hypothetical example	1,000.00	1,018.20	7.07	1.39%
Class R4	Actual expenses/actual returns	1,000.00	1,005.80	5.76	1.14%
	Hypothetical example	1,000.00	1,019.50	5.80	1.14%
Class R6	Actual expenses/actual returns	1,000.00	1,006.60	4.45	0.88%
	Hypothetical example	1,000.00	1,020.80	4.48	0.88%
Class NAV	Actual expenses/actual returns	1,000.00	1,007.40	4.45	0.88%
	Hypothetical example	1,000.00	1,020.80	4.48	0.88%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	9

Fund’s investments
AS OF 10-31-19
	Shares	Value
Common stocks 97.1%		$1,657,341,475
(Cost $1,612,885,246)
Belgium 1.0%		16,706,742
KBC Group NV	237,601	16,706,742
Bermuda 2.3%		38,902,067
Axis Capital Holdings, Ltd.	239,548	14,236,338
Everest Re Group, Ltd.	95,942	24,665,729
Brazil 0.4%		6,381,611
Azul SA, ADR (A)	163,715	6,381,611
Canada 3.1%		52,711,608
Barrick Gold Corp.	1,226,694	21,309,512
Canadian Natural Resources, Ltd.	621,040	15,659,205
Yamana Gold, Inc.	4,324,970	15,742,891
Denmark 3.6%		61,217,240
A.P. Moller - Maersk A/S, Series B	12,024	15,337,836
FLSmidth & Company A/S	323,423	11,592,578
Novo Nordisk A/S, B Shares	623,525	34,286,826
Finland 1.5%		25,612,973
Sampo OYJ, A Shares	625,014	25,612,973
France 14.7%		251,512,689
BNP Paribas SA	553,007	28,899,892
Capgemini SE	252,199	28,430,425
Cie Generale des Etablissements Michelin SCA	93,509	11,385,393
Danone SA	570,341	47,247,740
Dassault Aviation SA	8,350	11,599,409
Eiffage SA	195,511	20,999,077
Kering SA	30,070	17,109,719
Peugeot SA	414,750	10,504,005
TOTAL SA	994,677	52,586,775
Vinci SA (B)	202,772	22,750,254
Germany 4.9%		83,071,914
Allianz SE	158,746	38,769,352
HeidelbergCement AG	226,732	16,809,462
Muenchener Rueckversicherungs-Gesellschaft AG	52,423	14,565,185
Siemens AG	112,027	12,927,915
Greece 0.3%		5,135,082
Hellenic Telecommunications Organization SA	338,583	5,135,082
10	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Hong Kong 2.5%		$43,532,489
CK Asset Holdings, Ltd.	1,601,000	11,139,291
CK Hutchison Holdings, Ltd.	1,838,412	16,974,198
Melco Resorts & Entertainment, Ltd., ADR	715,831	15,419,000
Hungary 1.5%		24,916,012
OTP Bank Nyrt	540,279	24,916,012
Indonesia 1.0%		17,715,992
Bank Rakyat Indonesia Persero Tbk PT	59,125,200	17,715,992
Ireland 3.8%		65,032,121
AIB Group PLC	3,704,413	11,880,121
Bank of Ireland Group PLC	2,158,304	10,403,101
CRH PLC	1,172,705	42,748,899
Italy 0.7%		12,789,347
Leonardo SpA	1,100,859	12,789,347
Japan 19.5%		332,062,292
Asahi Group Holdings, Ltd.	241,700	12,103,715
Bandai Namco Holdings, Inc.	157,700	9,696,841
Haseko Corp.	1,522,800	19,650,785
Hitachi, Ltd.	848,900	31,683,019
Kamigumi Company, Ltd.	350,700	7,929,726
Kinden Corp.	559,700	8,419,482
Koito Manufacturing Company, Ltd.	232,400	12,157,584
Mitsubishi Estate Company, Ltd.	932,300	18,100,945
Nippon Telegraph & Telephone Corp.	641,600	31,850,883
Sanwa Holdings Corp.	1,350,700	15,797,273
Seven & i Holdings Company, Ltd.	731,400	27,632,505
Shionogi & Company, Ltd.	399,700	23,991,145
Sony Corp.	611,900	37,245,829
Sumitomo Mitsui Financial Group, Inc.	482,800	17,140,929
Taiheiyo Cement Corp.	518,800	14,676,317
Tokio Marine Holdings, Inc.	460,200	24,880,983
Zenkoku Hosho Company, Ltd.	457,600	19,104,331
Netherlands 4.6%		77,970,143
ING Groep NV	2,647,211	29,975,657
Koninklijke KPN NV	2,658,555	8,253,132
NXP Semiconductors NV	136,258	15,489,809
Royal Dutch Shell PLC, A Shares	836,604	24,251,545
Norway 0.6%		10,536,225
DNB ASA	578,682	10,536,225
Singapore 1.0%		17,531,661
United Overseas Bank, Ltd.	890,500	17,531,661
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	11

	Shares	Value
South Korea 2.7%		$45,478,336
Hana Financial Group, Inc.	289,185	8,372,641
KB Financial Group, Inc.	247,210	8,899,413
KT Corp., ADR	1,193,662	13,404,824
Samsung Electronics Company, Ltd.	342,469	14,801,458
Spain 1.1%		19,564,339
Applus Services SA	876,882	10,596,600
Industria de Diseno Textil SA (B)	287,789	8,967,739
Sweden 1.2%		20,168,773
Loomis AB, B Shares	265,676	10,286,821
Sandvik AB	559,335	9,881,952
Switzerland 6.4%		109,907,552
Glencore PLC (A)	2,844,850	8,586,834
Novartis AG	466,970	40,801,596
Roche Holding AG	94,704	28,501,718
STMicroelectronics NV	608,177	13,803,374
Swiss Re AG	173,651	18,214,030
United Kingdom 17.8%		303,448,680
Avast PLC (C)	2,859,170	15,352,039
Aviva PLC	3,779,491	20,371,628
BAE Systems PLC	1,222,574	9,132,274
Cineworld Group PLC	3,711,594	10,695,213
Coca-Cola European Partners PLC	153,920	8,236,259
GlaxoSmithKline PLC	2,430,052	55,660,186
Imperial Brands PLC	1,336,844	29,324,292
Inchcape PLC	1,807,268	15,109,750
Legal & General Group PLC	2,474,586	8,458,973
Nomad Foods, Ltd. (A)	1,200,268	23,417,229
Persimmon PLC	710,896	20,968,784
Tesco PLC	5,768,087	17,607,388
Tullow Oil PLC	5,082,858	13,583,025
Unilever PLC	686,359	41,098,450
Vodafone Group PLC	7,072,599	14,433,190
United States 0.9%		15,435,587

The Mosaic Company	776,438	15,435,587
Preferred securities 0.9%		$14,652,064
(Cost $13,234,370)
Brazil 0.9%		14,652,064
Petroleo Brasileiro SA	1,933,600	14,652,064

12	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Yield (%)	Shares	Value
Securities lending collateral 0.9%			$15,987,539
(Cost $15,986,687)
John Hancock Collateral Trust (D)	1.9934(E)	1,597,476	15,987,539
Short-term investments 1.5%			$25,006,483
(Cost $25,006,483)
Money market funds 1.5%			25,006,483
State Street Institutional U.S. Government Money Market Fund, Premier Class	1.7521(E)	25,006,483	25,006,483

Total investments (Cost $1,667,112,786) 100.4%	$1,712,987,561
Other assets and liabilities, net (0.4%)	(7,144,805)
Total net assets 100.0%	$1,705,842,756

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 10-31-19.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(E)	The rate shown is the annualized seven-day yield as of 10-31-19.
At 10-31-19, the aggregate cost of investments for federal income tax purposes was $1,691,853,575. Net unrealized appreciation aggregated to $21,133,986, of which $88,696,921 related to gross unrealized appreciation and $67,562,935 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	13

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-19

Assets
Unaffiliated investments, at value (Cost $1,651,126,099) including $15,223,927 of securities loaned	$1,697,000,022
Affiliated investments, at value (Cost $15,986,687)	15,987,539
Total investments, at value (Cost $1,667,112,786)	1,712,987,561
Cash	22,791
Foreign currency, at value (Cost $2,194)	2,354
Dividends and interest receivable	6,168,370
Receivable for fund shares sold	271,403
Receivable for investments sold	17,128,442
Receivable for securities lending income	8,048
Receivable from affiliates	367
Other assets	135,865
Total assets	1,736,725,201
Liabilities
Payable for investments purchased	10,635,970
Payable for fund shares repurchased	3,866,358
Payable upon return of securities loaned	15,986,687
Payable to affiliates
Accounting and legal services fees	149,708
Transfer agent fees	23,979
Distribution and service fees	477
Trustees' fees	1,444
Other liabilities and accrued expenses	217,822
Total liabilities	30,882,445
Net assets	$1,705,842,756
Net assets consist of
Paid-in capital	$2,031,211,353
Total distributable earnings (loss)	(325,368,597)
Net assets	$1,705,842,756

14	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES 10-31-19  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($114,489,456 ÷ 9,374,874 shares)[1]	$12.21
Class C ($10,562,666 ÷ 868,822 shares)[1]	$12.16
Class I ($88,257,319 ÷ 7,209,572 shares)	$12.24
Class R2 ($1,305,161 ÷ 106,773 shares)	$12.22
Class R4 ($77,781 ÷ 6,363 shares)	$12.22
Class R6 ($186,335,993 ÷ 15,220,383 shares)	$12.24
Class NAV ($1,304,814,380 ÷ 106,613,480 shares)	$12.24
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$12.85

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	15

STATEMENT OF OPERATIONS For the year ended  10-31-19

Investment income
Dividends	$60,956,344
Interest	1,177,969
Securities lending	281,472
Less foreign taxes withheld	(4,927,144)
Total investment income	57,488,641
Expenses
Investment management fees	13,088,917
Distribution and service fees	474,726
Accounting and legal services fees	358,078
Transfer agent fees	369,058
Trustees' fees	28,183
Custodian fees	408,834
State registration fees	124,540
Printing and postage	93,681
Professional fees	127,256
Other	101,303
Total expenses	15,174,576
Less expense reductions	(153,018)
Net expenses	15,021,558
Net investment income	42,467,083
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(147,884,168)
Affiliated investments	5,892
(147,878,276)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	134,531,337
Affiliated investments	852
134,532,189
Net realized and unrealized loss	(13,346,087)
Increase in net assets from operations	$29,120,996
16	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-19	Year ended 10-31-18
Increase (decrease) in net assets
From operations
Net investment income	$42,467,083	$17,900,001
Net realized gain (loss)	(147,878,276)	45,132,301
Change in net unrealized appreciation (depreciation)	134,532,189	(194,638,899)
Increase (decrease) in net assets resulting from operations	29,120,996	(131,606,597)
Distributions to shareholders
From earnings
Class A	(4,574,049)	(3,140,078)
Class C	(410,055)	(309,841)
Class I	(12,087,536)	(9,834,655)
Class R2	(74,864)	(440,186)
Class R4	(5,758)	(7,212)
Class R6	(9,067,346)	(4,129,667)
Class NAV	(33,628,195)	(9,052,300)
Total distributions	(59,847,803)	(26,913,939)
From fund share transactions	279,225,098	626,450,785
Total increase	248,498,291	467,930,249
Net assets
Beginning of year	1,457,344,465	989,414,216
End of year	$1,705,842,756	$1,457,344,465
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	17

Financial highlights
CLASS A SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15 [1]	8-31-15 [2]
Per share operating performance
Net asset value, beginning of period	$12.42	$14.28	$11.83	$12.04	$12.13	$13.10
Net investment income[3]	0.25	0.20	0.12	0.29 [4]	0.01	0.13
Net realized and unrealized gain (loss) on investments	— [5]	(1.71)	2.47	(0.39)	(0.10)	(0.38)
Total from investment operations	0.25	(1.51)	2.59	(0.10)	(0.09)	(0.25)
Less distributions
From net investment income	(0.14)	(0.11)	(0.14)	(0.11)	—	(0.10)
From net realized gain	(0.32)	(0.24)	—	—	—	(0.62)
Total distributions	(0.46)	(0.35)	(0.14)	(0.11)	—	(0.72)
Net asset value, end of period	$12.21	$12.42	$14.28	$11.83	$12.04	$12.13
Total return (%)[6,7]	2.34	(10.87)	22.14	(0.86)	(0.74) [8]	(1.75)
Ratios and supplemental data
Net assets, end of period (in millions)	$114	$124	$129	$36	$33	$27
Ratios (as a percentage of average net assets):
Expenses before reductions	1.28	1.31	1.36	1.53	1.66 [9]	1.81 [9]
Expenses including reductions	1.27	1.29	1.34	1.37	1.39 [9]	1.39 [9]
Net investment income	2.13	1.41	0.97	2.52 [4]	0.74 [9]	1.03 [9]
Portfolio turnover (%)	96	95	84 [10]	63	14	91 [11]

[1]	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
[2]	The inception date for Class A shares is 9-29-14.
[3]	Based on average daily shares outstanding.
[4]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.14 and 1.17%, respectively.
[5]	Less than $0.005 per share.
[6]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[7]	Does not reflect the effect of sales charges, if any.
[8]	Not annualized.
[9]	Annualized.
[10]	Excludes merger activity.
[11]	Portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
18	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15 [1]	8-31-15 [2]
Per share operating performance
Net asset value, beginning of period	$12.35	$14.21	$11.78	$11.98	$12.08	$13.10
Net investment income[3]	0.17	0.10	0.04	0.20 [4]	— [5]	0.08
Net realized and unrealized gain (loss) on investments	— [5]	(1.71)	2.45	(0.38)	(0.10)	(0.40)
Total from investment operations	0.17	(1.61)	2.49	(0.18)	(0.10)	(0.32)
Less distributions
From net investment income	(0.04)	(0.01)	(0.06)	(0.02)	—	(0.08)
From net realized gain	(0.32)	(0.24)	—	—	—	(0.62)
Total distributions	(0.36)	(0.25)	(0.06)	(0.02)	—	(0.70)
Net asset value, end of period	$12.16	$12.35	$14.21	$11.78	$11.98	$12.08
Total return (%)[6,7]	1.67	(11.52)	21.22	(1.42)	(0.83) [8]	(2.33) [8]
Ratios and supplemental data
Net assets, end of period (in millions)	$11	$14	$18	$7	$6	$6
Ratios (as a percentage of average net assets):
Expenses before reductions	2.00	2.01	2.06	2.23	2.36 [9]	2.64 [9]
Expenses including reductions	1.99	1.99	2.04	2.08	2.08 [9]	2.08 [9]
Net investment income	1.44	0.71	0.32	1.71 [4]	0.02 [9]	0.60 [9]
Portfolio turnover (%)	96	95	84 [10]	63	14	91 [11]

[1]	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
[2]	The inception date for Class C shares is 9-29-14.
[3]	Based on average daily shares outstanding.
[4]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.14 and 1.17%, respectively.
[5]	Less than $0.005 per share.
[6]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[7]	Does not reflect the effect of sales charges, if any.
[8]	Not annualized.
[9]	Annualized.
[10]	Excludes merger activity.
[11]	Portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	19

CLASS I SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15 [1]	8-31-15 [2]
Per share operating performance
Net asset value, beginning of period	$12.45	$14.32	$11.87	$12.07	$12.16	$13.10
Net investment income[3]	0.27	0.24	0.18	0.25 [4]	0.02	0.19
Net realized and unrealized gain (loss) on investments	0.02 [5]	(1.72)	2.44	(0.30)	(0.11)	(0.40)
Total from investment operations	0.29	(1.48)	2.62	(0.05)	(0.09)	(0.21)
Less distributions
From net investment income	(0.18)	(0.15)	(0.17)	(0.15)	—	(0.11)
From net realized gain	(0.32)	(0.24)	—	—	—	(0.62)
Total distributions	(0.50)	(0.39)	(0.17)	(0.15)	—	(0.73)
Net asset value, end of period	$12.24	$12.45	$14.32	$11.87	$12.07	$12.16
Total return (%)[6]	2.73	(10.65)	22.45	(0.45)	(0.74) [7]	(1.43) [7]
Ratios and supplemental data
Net assets, end of period (in millions)	$88	$303	$357	$201	$36	$30
Ratios (as a percentage of average net assets):
Expenses before reductions	1.01	1.02	1.05	1.21	1.35 [8]	1.49 [8]
Expenses including reductions	0.98	0.98	1.03	1.08	1.07 [8]	1.08 [8]
Net investment income	2.22	1.75	1.38	2.13 [4]	1.00 [8]	1.64 [8]
Portfolio turnover (%)	96	95	84 [9]	63	14	91 [10]

[1]	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
[2]	The inception date for Class I shares is 9-29-14.
[3]	Based on average daily shares outstanding.
[4]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.14 and 1.17%, respectively.
[5]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[6]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[7]	Not annualized.
[8]	Annualized.
[9]	Excludes merger activity.
[10]	Portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
20	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15 [1]	8-31-15 [2]
Per share operating performance
Net asset value, beginning of period	$12.42	$14.29	$11.85	$12.05	$12.14	$13.10
Net investment income[3]	0.24	0.20	0.12	0.30 [4]	0.01	0.16
Net realized and unrealized gain (loss) on investments	0.01 [5]	(1.73)	2.45	(0.40)	(0.10)	(0.40)
Total from investment operations	0.25	(1.53)	2.57	(0.10)	(0.09)	(0.24)
Less distributions
From net investment income	(0.13)	(0.10)	(0.13)	(0.10)	—	(0.10)
From net realized gain	(0.32)	(0.24)	—	—	—	(0.62)
Total distributions	(0.45)	(0.34)	(0.13)	(0.10)	—	(0.72)
Net asset value, end of period	$12.22	$12.42	$14.29	$11.85	$12.05	$12.14
Total return (%)[6]	2.32	(11.01)	21.92	(0.87)	(0.74) [7]	(1.68) [7]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$3	$18	$8	$— [8]	$— [8]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.35	1.41	1.43	1.61	1.61 [9]	4.32 [9]
Expenses including reductions	1.34	1.39	1.42	1.61	1.30 [9]	1.31 [9]
Net investment income	1.98	1.39	0.94	2.57 [4]	0.73 [9]	1.33 [9]
Portfolio turnover (%)	96	95	84 [10]	63	14	91 [11]

[1]	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
[2]	The inception date for Class R2 shares is 9-29-14.
[3]	Based on average daily shares outstanding.
[4]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.14 and 1.17%, respectively.
[5]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[6]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[7]	Not annualized.
[8]	Less than $500,000.
[9]	Annualized.
[10]	Excludes merger activity.
[11]	Portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	21

CLASS R4 SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15 [1]	8-31-15 [2]
Per share operating performance
Net asset value, beginning of period	$12.44	$14.30	$11.86	$12.06	$12.15	$13.10
Net investment income[3]	0.22	0.20	0.16	0.33 [4]	0.02	0.14
Net realized and unrealized gain (loss) on investments	0.04 [5]	(1.69)	2.45	(0.40)	(0.11)	(0.36)
Total from investment operations	0.26	(1.49)	2.61	(0.07)	(0.09)	(0.22)
Less distributions
From net investment income	(0.16)	(0.13)	(0.17)	(0.13)	—	(0.11)
From net realized gain	(0.32)	(0.24)	—	—	—	(0.62)
Total distributions	(0.48)	(0.37)	(0.17)	(0.13)	—	(0.73)
Net asset value, end of period	$12.22	$12.44	$14.30	$11.86	$12.06	$12.15
Total return (%)[6]	2.45	(10.70)	22.30	(0.57)	(0.74) [7]	(1.53) [7]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [8]	$— [8]	$— [8]	$— [8]	$— [8]	$— [8]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.25	1.25	1.26	1.37	1.51 [9]	5.28 [9]
Expenses including reductions	1.14	1.13	1.14	1.37	1.51 [9]	1.17 [9]
Net investment income	1.84	1.42	1.22	2.84 [4]	0.97 [9]	1.20 [9]
Portfolio turnover (%)	96	95	84 [10]	63	14	91 [11]

[1]	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
[2]	The inception date for Class R4 shares is 9-29-14.
[3]	Based on average daily shares outstanding.
[4]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.14 and 1.17%, respectively.
[5]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[6]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[7]	Not annualized.
[8]	Less than $500,000.
[9]	Annualized.
[10]	Excludes merger activity.
[11]	Portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
22	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15 [1]	8-31-15 [2]
Per share operating performance
Net asset value, beginning of period	$12.46	$14.32	$11.87	$12.08	$12.16	$13.54
Net investment income[3]	0.31	0.26	0.18	0.34 [4]	0.02	0.27
Net realized and unrealized gain (loss) on investments	(0.01)	(1.71)	2.46	(0.39)	(0.10)	(0.91)
Total from investment operations	0.30	(1.45)	2.64	(0.05)	(0.08)	(0.64)
Less distributions
From net investment income	(0.20)	(0.17)	(0.19)	(0.16)	—	(0.12)
From net realized gain	(0.32)	(0.24)	—	—	—	(0.62)
Total distributions	(0.52)	(0.41)	(0.19)	(0.16)	—	(0.74)
Net asset value, end of period	$12.24	$12.46	$14.32	$11.87	$12.08	$12.16
Total return (%)[5]	2.77	(10.50)	22.59	(0.41)	(0.66) [6]	(4.56)
Ratios and supplemental data
Net assets, end of period (in millions)	$186	$219	$140	$46	$74	$73
Ratios (as a percentage of average net assets):
Expenses before reductions	0.89	0.92	0.95	1.12	1.24 [7]	1.38
Expenses including reductions	0.88	0.88	0.92	0.95	0.95 [7]	0.95
Net investment income	2.57	1.90	1.41	2.92 [4]	1.15 [7]	2.12
Portfolio turnover (%)	96	95	84 [8]	63	14	91

[1]	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
[2]	After the close of business on 9-26-14, holders of Institutional Class shares of the former Robeco Boston Partners International Equity Fund (the Predecessor fund) became owners of an equal number of full and fractional Class R6 shares of the John Hancock Disciplined Value International Fund. These shares were first offered on 9-29-14. Additionally, the accounting and performance history of the Institutional Class shares of the Predecessor fund was redesignated as that of John Hancock Disciplined Value International Fund Class R6.
[3]	Based on average daily shares outstanding.
[4]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.14 and 1.17%, respectively.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.
[8]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	23

CLASS NAV SHARES Period ended	10-31-19	10-31-18	10-31-17	10-31-16	10-31-15 [1]	8-31-15 [2]
Per share operating performance
Net asset value, beginning of period	$12.46	$14.32	$11.87	$12.07	$12.16	$12.98
Net investment income[3]	0.32	0.23	0.17	0.34 [4]	0.02	0.11
Net realized and unrealized gain (loss) on investments	(0.02)	(1.69)	2.47	(0.38)	(0.11)	(0.93)
Total from investment operations	0.30	(1.46)	2.64	(0.04)	(0.09)	(0.82)
Less distributions
From net investment income	(0.20)	(0.16)	(0.19)	(0.16)	—	—
From net realized gain	(0.32)	(0.24)	—	—	—	—
Total distributions	(0.52)	(0.40)	(0.19)	(0.16)	—	—
Net asset value, end of period	$12.24	$12.46	$14.32	$11.87	$12.07	$12.16
Total return (%)[5]	2.77	(10.43)	22.50	(0.33)	(0.74) [6]	(6.32) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1,305	$794	$327	$91	$92	$91
Ratios (as a percentage of average net assets):
Expenses before reductions	0.88	0.90	0.94	1.10	1.22 [7]	1.35 [7]
Expenses including reductions	0.87	0.88	0.92	0.95	0.95 [7]	0.95 [7]
Net investment income	2.73	1.71	1.34	2.90 [4]	1.15 [7]	2.29 [7]
Portfolio turnover (%)	96	95	84 [8]	63	14	91 [9]

[1]	For the two-month period ended 10-31-15. The fund changed its fiscal year end from August 31 to October 31.
[2]	The inception date for Class NAV shares is 4-13-15.
[3]	Based on average daily shares outstanding.
[4]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.14 and 1.17%, respectively.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.
[8]	Excludes merger activity.
[9]	The portfolio turnover is shown for the period from 9-1-14 to 8-31-15.
24	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Disciplined Value International Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital growth.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such
ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	25

securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of October 31, 2019, by major security category or type:
	Total value at 10-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Belgium	$16,706,742	—	$16,706,742	—
Bermuda	38,902,067	$38,902,067	—	—
Brazil	6,381,611	6,381,611	—	—
Canada	52,711,608	52,711,608	—	—
Denmark	61,217,240	—	61,217,240	—
Finland	25,612,973	—	25,612,973	—
France	251,512,689	—	251,512,689	—
Germany	83,071,914	—	83,071,914	—
Greece	5,135,082	—	5,135,082	—
Hong Kong	43,532,489	15,419,000	28,113,489	—
Hungary	24,916,012	—	24,916,012	—
Indonesia	17,715,992	—	17,715,992	—
Ireland	65,032,121	—	65,032,121	—
Italy	12,789,347	—	12,789,347	—
Japan	332,062,292	—	332,062,292	—
Netherlands	77,970,143	15,489,809	62,480,334	—
Norway	10,536,225	—	10,536,225	—
26	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT

	Total value at 10-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Singapore	$17,531,661	—	$17,531,661	—
South Korea	45,478,336	$13,404,824	32,073,512	—
Spain	19,564,339	—	19,564,339	—
Sweden	20,168,773	—	20,168,773	—
Switzerland	109,907,552	—	109,907,552	—
United Kingdom	303,448,680	31,653,488	271,795,192	—
United States	15,435,587	15,435,587	—	—
Preferred securities	14,652,064	14,652,064	—	—
Securities lending collateral	15,987,539	15,987,539	—	—
Short-term investments	25,006,483	25,006,483	—	—
Total investments in securities	$1,712,987,561	$245,044,080	$1,467,943,481	—
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	27

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2019, the fund loaned securities valued at $15,223,927 and received $15,986,687 of cash collateral.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2019, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2019 were $5,949.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
28	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of October 31, 2019, the fund has a short-term capital loss carryforward of $222,113,297 and a long-term capital loss carryforward of $164,377,530 available to offset future net realized capital gains. These carryforwards do not expire.
Due to prior year merger activity, $256,321,057 of the total capital loss carryforward as of October 31, 2019, are limited to $2,610,689 each fiscal year due to IRC Section 382 Limitation. Any unused portion of this limitation will carryforward to the following fiscal years.
As of October 31, 2019, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2019 and 2018 was as follows:
	October 31, 2019	October 31, 2018
Ordinary income	$21,862,196	$10,484,343
Long-term capital gains	37,985,607	16,429,596
Total	$59,847,803	$26,913,939
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2019, the components of distributable earnings on a tax basis consisted of $39,975,619 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, investments in passive foreign investment companies and wash sale loss deferrals.
ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	29

Note 3—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC). Prior to June 28, 2019, the Advisor was known as John Hancock Advisers, LLC and the Distributor was known as John Hancock Funds, LLC.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.825% of the first $500 million of the fund’s aggregate average daily net assets (b) 0.800% of the next $1 billion of the fund’s aggregate average daily net assets (c) 0.775% of the next $1 billion of the fund’s aggregate average daily net assets (d) 0.750% of the next $500 million of the fund’s aggregate average daily net assets and (e) 0.725% of the aggregate average daily net assets in excess of $3 billion. Aggregate net assets include the net assets of the fund and Manulife Global Disciplined Value (ex-U.S.) Fund, a sub-fund of Manulife Investment Management I PLC. Prior to August 30, 2019 Manulife Global Disciplined Value (ex-U.S.) Fund was named John Hancock Global Disciplined Value Fund (ex-U.S.) and Manulife Investment Management I PLC was named John Hancock Worldwide Investors, PLC. The Advisor has a subadvisory agreement with Boston Partners Global Investors, Inc. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2019, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.88% of average daily net assets excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. This expense limitation expires on February 29, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
Additionally, the Advisor has contractually agreed to waive and/or reimburse expenses for Class I and Class R6 shares of the fund to the extent they exceed 0.98% and 0.88% of the respective class’s average daily net assets. This expense limitation excludes taxes, brokerage commissions, interest expense, acquired fund fees and expenses paid indirectly, short dividend expense, borrowing costs, prime brokerage fees, litigation and indemnification
30	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT

expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business. This waiver expires on February 29, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.
For the year ended October 31, 2019, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$9,257
Class C	984
Class I	34,226
Class R2	134
Class	Expense reduction
Class R4	$8
Class R6	26,404
Class NAV	81,910
Total	$152,923

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2019, were equivalent to a net annual effective rate of 0.80% of the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2019 amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.25%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
Prior to July 1, 2019, Rule 12b-1 fees for Class A were 0.30%.
The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on February 29, 2020, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $95 for Class R4 shares for the year ended October 31, 2019.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $161,934 for the year ended October 31, 2019. Of this amount, $27,574 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $134,095 was paid as sales commissions to broker-dealers and $265 was paid as sales commissions to sales personnel of Signator Investors, Inc., which had been a broker-dealer affiliate of the Advisor through November 2, 2018.
ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	31

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2019, CDSCs received by the Distributor amounted to $5,493 and $2,630 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended October 31, 2019 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$340,477	$139,538
Class C	126,365	14,668
Class I	—	188,216
Class R2	7,552	216
Class R4	332	13
Class R6	—	26,407
Total	$474,726	$369,058
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Borrower	$12,120,887	5	2.383%	($3,956)
Lender	$15,355,384	4	2.254%	$3,845
32	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT

Note 5—Fund share transactions
Transactions in fund shares for the years ended October 31, 2019 and 2018 were as follows:
	Year Ended 10-31-19		Year Ended 10-31-18
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,007,527	$23,605,125	3,000,940	$41,741,042
Distributions reinvested	401,952	4,534,023	221,496	3,103,155
Repurchased	(3,033,741)	(35,727,652)	(2,280,735)	(31,597,329)
Net increase (decrease)	(624,262)	$(7,588,504)	941,701	$13,246,868
Class C shares
Sold	195,740	$2,229,904	299,357	$4,228,071
Distributions reinvested	35,948	406,213	21,895	306,967
Repurchased	(525,329)	(6,195,117)	(444,500)	(6,234,870)
Net decrease	(293,641)	$(3,559,000)	(123,248)	$(1,699,832)
Class I shares
Sold	2,769,735	$32,892,402	7,927,849	$111,900,280
Distributions reinvested	1,071,192	12,072,330	700,142	9,808,991
Repurchased	(20,991,097)	(239,520,422)	(9,176,632)	(125,344,061)
Net decrease	(17,150,170)	$(194,555,690)	(548,641)	$(3,634,790)
Class R2 shares
Sold	28,703	$338,849	431,387	$6,084,914
Distributions reinvested	3,904	44,075	28,427	399,122
Repurchased	(135,090)	(1,620,944)	(1,500,820)	(20,305,765)
Net decrease	(102,483)	$(1,238,020)	(1,041,006)	$(13,821,729)
Class R4 shares
Sold	1,294	$15,390	14,401	$201,237
Distributions reinvested	510	5,758	422	5,917
Repurchased	(9,829)	(114,996)	(19,109)	(269,958)
Net decrease	(8,025)	$(93,848)	(4,286)	$(62,804)
Class R6 shares
Sold	4,428,683	$52,550,822	10,908,926	$151,969,737
Distributions reinvested	804,540	9,067,165	294,756	4,129,528
Repurchased	(7,571,611)	(90,260,425)	(3,452,633)	(47,943,932)
Net increase (decrease)	(2,338,388)	$(28,642,438)	7,751,049	$108,155,333
ANNUAL REPORT | JOHN HANCOCK Disciplined Value International Fund	33

	Year Ended 10-31-19		Year Ended 10-31-18
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	50,935,318	$612,113,831	42,411,981	$545,565,815
Distributions reinvested	2,986,518	33,628,195	646,593	9,052,299
Repurchased	(11,040,555)	(130,839,428)	(2,145,216)	(30,350,375)
Net increase	42,881,281	$514,902,598	40,913,358	$524,267,739
Total net increase	22,364,312	$279,225,098	47,888,927	$626,450,785
Affiliates of the fund owned 93% of shares of Class NAV on October 31, 2019. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $1,795,693,510 and $1,498,083,573, respectively, for the year ended October 31, 2019.
Note 7—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2019, funds within the John Hancock group of funds complex held 69.6% of the fund's net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund's net assets:
Fund	Affiliated Concentration
JHF II Multimanager Lifestyle Growth Portfolio	27.6%
JHF II Multimanager Lifestyle Balanced Portfolio	19.2%
JHF II Multimanager Lifestyle Aggressive Portfolio	11.8%
Note 8—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
					Dividends and distributions
Affiliate	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
John Hancock Collateral Trust*	—	53,092,197	(51,494,721)	1,597,476	—	—	$5,892	$852	$15,987,539

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
34	JOHN HANCOCK Disciplined Value International Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Disciplined Value International Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock Disciplined Value International Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2019
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND	35

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2019.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Income derived from foreign sources was $60,106,259. The fund intends to pass through foreign tax credits of $4,128,338.
The fund paid $37,985,607 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2019 Form 1099-DIV in early 2020. This will reflect the tax character of all distributions paid in calendar year 2019.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
36	JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND | ANNUAL REPORT

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor, formerly known as "John Hancock Advisers, LLC") and the Subadvisory Agreement (the Subadvisory Agreement) with Boston Partners Global Investors, Inc. (the Subadvisor), for John Hancock Disciplined Value International Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-26, 2019 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 28-30, 2019.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-26, 2019, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       37

and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

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(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index and peer group average for the one- and three-year periods ended December 31, 2018. The Board took into account management's discussion of the fund's performance. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       39

services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       40

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       41

Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       42

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       43

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	207
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	207
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	207
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	207
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	1986	207
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	207
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       44

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	207
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women's Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2012	207
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	1994	207
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2009	207
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       45

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	207
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	207
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       46

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       47

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Boston Partners Global Investors, Inc.

Portfolio Managers

Joseph F. Feeney, Jr., CFA
Christopher K. Hart, CFA
Joshua M. Jones, CFA
Joshua C. White, CFA

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 2000 Crown Colony Drive Suite 55913 Quincy, MA 02169-0953

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND       48

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Disciplined Alternative Yield

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Disciplined Value International Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1003837	455A 10/19 12/19

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2019, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended October 31, 2019 and 2018. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2019	October 31, 2018
John Hancock Balanced Fund	$41,751	$45,820
John Hancock Disciplined Value International Fund	$54,376	$59,364
John Hancock Infrastructure Fund (formerly Enduring Assets Fund)	$31,703	$34,994
John Hancock Fundamental Large Cap Core Fund	$40,088	$42,993
John Hancock Small Cap Core Fund	$37,234	$38,370

(b) Audit-Related Services
Audit-related service fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser (“control affiliates”) that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews and merger related fees.

Fund	October 31, 2019	October 31, 2018
John Hancock Balanced Fund	$616	$540
John Hancock Disciplined Value International Fund	$616	$540
John Hancock Infrastructure Fund (formerly Enduring Assets Fund)	$616	$540
John Hancock Fundamental Large Cap Core Fund	$616	$540
John Hancock Small Cap Core Fund	$2,366	$5,540

In addition, amounts billed to control affiliates for service provider internal controls reviews were $116,467 and $110,200 for the fiscal years ended October 31, 2019 and 2018, respectively.

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended October 31, 2019 and 2018. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2019	October 31, 2018
John Hancock Balanced Fund	$3,837	$3,725
John Hancock Disciplined Value International Fund	$4,403	$4,275
John Hancock Infrastructure Fund (formerly Enduring Assets Fund)	$3,837	$3,725
John Hancock Fundamental Large Cap Core Fund	$3,837	$3,725
John Hancock Small Cap Core Fund	$3,837	$3,725

(d) All Other Fees
Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended October 31, 2019 and 2018 amounted to the following:

Fund	October 31, 2019	October 31, 2018
John Hancock Balanced Fund	$1,584	$239
John Hancock Disciplined Value International Fund	$1,584	$239
John Hancock Infrastructure Fund (formerly Enduring Assets Fund)	$1,584	$239
John Hancock Fundamental Large Cap Core Fund	$1,584	$239
John Hancock Small Cap Core Fund	$3,084	$239

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal period ended October 31, 2019, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant for non- audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended October 31, 2019 and 2018 amounted to the following:

Trust	October 31, 2019	October 31, 2018
John Hancock Investment Trust	$987,388	$2,064,999

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Nominating and Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 13, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 13, 2019

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	December 13, 2019